EXHIBIT 10.1

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

================================================================================

                      AMENDED AND RESTATED CREDIT AGREEMENT

                          dated as of September 5, 2000

                                  by and among

            SAVVIS COMMUNICATIONS CORPORATION, a Delaware Corporation
                                 as a Guarantor,

            SAVVIS COMMUNICATIONS CORPORATION, a Missouri Corporation
                                as the Borrower,

                              NORTEL NETWORKS INC.
                           as the Administrative Agent

                                       and

                            THE LENDERS NAMED HEREIN

                   $235,000,000 ADVANCING TERM LOANS FACILITY

================================================================================

                                TABLE OF CONTENTS



                                                                                                                 Page
ARTICLE 1 Definitions..............................................................................................1
          Section 1.1       Definitions, etc.......................................................................1
          Section 1.2       Other Definitional Provisions.........................................................26
          Section 1.3       Accounting Terms and Determinations...................................................27
          Section 1.4       Financial Covenants and Reporting.....................................................27
ARTICLE 2 Loans...................................................................................................28
          Section 2.1       Commitments...........................................................................28
          Section 2.2       Notes.................................................................................28
          Section 2.3       Repayment of Loans....................................................................29
          Section 2.4       Interest..............................................................................29
          Section 2.5       Borrowing Procedure...................................................................30
          Section 2.6       Optional Prepayments, Conversions and Continuations of Loans..........................31
          Section 2.7       Mandatory Prepayments.................................................................31
          Section 2.8       Minimum Amounts.......................................................................32
          Section 2.9       Certain Notices.......................................................................32
          Section 2.10      Use of Proceeds.......................................................................33
          Section 2.11      Fees..................................................................................34
          Section 2.12      Computations..........................................................................34
          Section 2.13      Termination or Reduction of Commitments...............................................35
ARTICLE 3 Payments................................................................................................35
          Section 3.1       Method of Payment and Application of Payments.........................................35
          Section 3.2       Pro Rata Treatment....................................................................36
          Section 3.3       Sharing of Payments, Etc..............................................................36
          Section 3.4       Non-Receipt of Funds by the Administrative Agent......................................37
          Section 3.5       Taxes.................................................................................37
          Section 3.6       Withholding Tax Exemption.............................................................38
          Section 3.7       Reinstatement of Obligations..........................................................38
          Section 3.8       No Force Majeure, Disputes............................................................39
ARTICLE 4 Yield Protection and Illegality.........................................................................39
          Section 4.1       Additional Costs......................................................................39
          Section 4.2       Limitation on Types of Loans..........................................................41
          Section 4.3       Illegality............................................................................41
          Section 4.4       Treatment of Affected Loans...........................................................41
          Section 4.5       Compensation..........................................................................42
          Section 4.6       Capital Adequacy......................................................................42
          Section 4.7       Additional Interest on Eurodollar Loans...............................................43
          Section 4.8       Replacement of Lenders................................................................43
ARTICLE 5 Security................................................................................................44
          Section 5.1       Collateral............................................................................44
          Section 5.2       Guaranties............................................................................45
          Section 5.3       New Subsidiaries; Additional Capital Stock............................................45

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                                       ii

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
          Section 5.4       Mortgaged Properties; Landlord Waivers................................................46
          Section 5.5       Further Assurances....................................................................47
          Section 5.6       Setoff................................................................................48
ARTICLE 6 Conditions Precedent....................................................................................48
          Section 6.1       Initial Extension of Credit...........................................................48
          Section 6.2       All Extensions of Credit..............................................................52
          Section 6.3       Closing Certificates..................................................................53
ARTICLE 7 Representations and Warranties..........................................................................53
          Section 7.1       Existence.............................................................................53
          Section 7.2       Financial Statements..................................................................54
          Section 7.3       Corporate Action; No Breach...........................................................54
          Section 7.4       Operation of Business; Licenses.......................................................55
          Section 7.5       Intellectual Property.................................................................55
          Section 7.6       Litigation and Judgments..............................................................55
          Section 7.7       Rights in Properties; Liens...........................................................56
          Section 7.8       Enforceability........................................................................56
          Section 7.9       Approvals.............................................................................56
          Section 7.10      Debt..................................................................................56
          Section 7.11      Taxes.................................................................................56
          Section 7.12      Margin Securities.....................................................................57
          Section 7.13      ERISA.................................................................................57
          Section 7.14      Disclosure............................................................................58
          Section 7.15      Loan Parties; Capitalization..........................................................58
          Section 7.16      Compliance with Laws..................................................................58
          Section 7.17      Investment Company Act................................................................58
          Section 7.18      Public Utility Holding Company Act....................................................58
          Section 7.19      Environmental Matters.................................................................58
          Section 7.20      Year 2000 Compliance..................................................................59
          Section 7.21      Labor Disputes and Acts of God........................................................60
          Section 7.22      Material Contracts....................................................................60
          Section 7.23      Outstanding Securities................................................................60
          Section 7.24      Solvency..............................................................................60
          Section 7.25      Employee Matters......................................................................60
          Section 7.26      Insurance.............................................................................60
          Section 7.27      Common Enterprise.....................................................................61
          Section 7.28      Burdensome Agreements.................................................................61
ARTICLE 8 Affirmative Covenants...................................................................................61
          Section 8.1       Reporting Requirements................................................................61
          Section 8.2       Maintenance of Existence; Conduct of Business.........................................65
          Section 8.3       Maintenance of Properties and Licenses................................................65
          Section 8.4       Taxes and Claims......................................................................65
          Section 8.5       Insurance.............................................................................66
          Section 8.6       Inspection Rights.....................................................................67
          Section 8.7       Keeping Books and Records.............................................................67
          Section 8.8       Compliance with Laws..................................................................67
          Section 8.9       Compliance with Agreements............................................................68

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                                      iii

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
           Section 8.10      Further Assurances....................................................................68
           Section 8.11      ERISA.................................................................................68
           Section 8.12      Non-Consolidation.....................................................................68
           Section 8.13      Year 2000 Compliance..................................................................68
           Section 8.14      Trade Accounts Payable................................................................69
           Section 8.15      Delivery of Certain Amendments, Material Contracts and Subordinated Debt
                             Documents.............................................................................69
           Section 8.16      Interest Rate Protection..............................................................69
           Section 8.17      Ownership of Telecommunications Assets and Telecommunications Business;
                             Holdings to Remain a Holding Company..................................................70
           Section 8.18      Observation Rights....................................................................70
           Section 8.19      Contributions to the Equity Capital of the Borrower...................................70
           Section 8.20      Veracity and Accuracy of Financial Statements.........................................70
           Section 8.21      Investment Company Act and Public Utility Holding Company Act.........................71
           Section 8.22      Management Team.......................................................................71
ARTICLE 9  Negative Covenants......................................................................................71
           Section 9.1       Debt. ................................................................................71
           Section 9.2       Limitation on Liens...................................................................72
           Section 9.3       Mergers, Etc..........................................................................73
           Section 9.4       Restricted Payments...................................................................73
           Section 9.5       Investments...........................................................................74
           Section 9.6       Limitation on Issuance of Capital Stock...............................................75
           Section 9.7       Transactions with Affiliates..........................................................75
           Section 9.8       Disposition of Property...............................................................75
           Section 9.9       Sale and Leaseback....................................................................76
           Section 9.10      Lines of Business.....................................................................76
           Section 9.11      Environmental Protection..............................................................77
           Section 9.12      Intercompany Transactions.............................................................77
           Section 9.13      Management Fees.......................................................................77
           Section 9.14      Master Purchase Agreement.............................................................77
           Section 9.15      Modification of Certain Agreements....................................................77
           Section 9.16      ERISA.................................................................................78
           Section 9.17      No Prepayment of Debt, Etc............................................................78
           Section 9.18      Rights of Third Parties in Intellectual Property......................................79
ARTICLE 10 Financial Covenants.....................................................................................79
           Section 10.1      Total Debt to Total Capitalization....................................................79
           Section 10.2      Senior Debt to Total Capitalization...................................................80
           Section 10.3      Total Debt to Annualized EBITDA.......................................................80
           Section 10.4      Senior Debt to Annualized EBITDA......................................................80
           Section 10.5      Annualized EBITDA.....................................................................80
           Section 10.6      Fixed Charge Coverage.................................................................80
           Section 10.7      Capital Expenditures..................................................................80
           Section 10.8      Minimum Gross Revenue.................................................................81
           Section 10.9      Gross Margin Percentage...............................................................81
ARTICLE 11 Default.................................................................................................81

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                                       iv

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
           Section 11.1      Events of Default.....................................................................81
           Section 11.2      Remedies..............................................................................84
           Section 11.3      Performance by the Administrative Agent, etc..........................................85
ARTICLE 12 The Administrative Agent................................................................................86
           Section 12.1      Appointment, Powers and Immunities....................................................86
           Section 12.2      Rights of Administrative Agent as a Lender............................................87
           Section 12.3      Defaults..............................................................................87
           Section 12.4      INDEMNIFICATION.......................................................................87
           Section 12.5      Independent Credit Decisions..........................................................88
           Section 12.6      Several Commitments...................................................................88
           Section 12.7      Successor Administrative Agent........................................................89
ARTICLE 13 Miscellaneous...........................................................................................89
           Section 13.1      Expenses..............................................................................89
           Section 13.2      INDEMNIFICATION.......................................................................90
           Section 13.3      Limitation of Liability...............................................................91
           Section 13.4      No Duty...............................................................................91
           Section 13.5      No Fiduciary Relationship.............................................................91
           Section 13.6      Equitable Relief......................................................................91
           Section 13.7      No Waiver; Cumulative Remedies........................................................92
           Section 13.8      Successors and Assigns................................................................92
           Section 13.9      Survival..............................................................................95
           Section 13.10     ENTIRE AGREEMENT......................................................................96
           Section 13.11     Amendments............................................................................96
           Section 13.12     Maximum Interest Rate.................................................................97
           Section 13.13     Notices...............................................................................98
           Section 13.14     GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS.........................98
           Section 13.15     Counterparts..........................................................................99
           Section 13.16     Severability..........................................................................99
           Section 13.17     Headings..............................................................................99
           Section 13.18     Construction..........................................................................99
           Section 13.19     Independence of Covenants.............................................................99
           Section 13.20     Confidentiality.......................................................................99
           Section 13.21     WAIVER OF JURY TRIAL.................................................................100
           Section 13.22     Approvals and Consent................................................................100
           Section 13.23     Service of Process...................................................................101
           Section 13.24     Amendment and Restatement of the Original Credit Agreement...........................101
           Section 13.25     Assignments of Original Loans........................................................101


                                INDEX TO EXHIBITS

Exhibit A           -    Form of Assignment and Acceptance
Exhibit B           -    Form of Notes
Exhibit C           -    Form of Notice of Borrowings, Conversions, Continuations and Prepayments

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                                       v

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

Exhibit D           -    Form of Compliance Certificate

                               INDEX TO SCHEDULES

Schedule 1.1(a)     -    Certain Permitted Holders
Schedule 1.1(b)     -    Certain Permitted Liens
Schedule 5.1        -    Lucent Equipment
Schedule 5.5        -    Locations of Nortel Networks Equipment to Be Maintained Outside the United States
Schedule 7.4        -    Licenses
Schedule 7.5        -    Intellectual Property
Schedule 7.6        -    Litigation, Etc.
Schedule 7.7        -    Real Property
Schedule 7.10       -    Existing Debt
Schedule 7.13       -    Plans
Schedule 7.15       -    Loan Parties; Capitalization
Schedule 7.22       -    Material Contracts
Schedule 7.25       -    Employee Matters
Schedule 7.26       -    Insurance
Schedule 8.13       -    Year 2000 Compliance
Schedule 8.17       -    Telecommunications Assets Not Owned by the Borrower and its Subsidiaries
Schedule 9.5        -    Investments
Schedule 10.3       -    Total Debt to Annualized EBITDA
Schedule 10.4       -    Senior Debt to Annualized EBITDA
Schedule 10.5       -    Annualized EBITDA
Schedule 10.6       -    Fixed Charge Coverage
Schedule 10.7       -    Capital Expenditures
Schedule 10.8       -    Minimum Gross Revenues
Schedule 10.9       -    Minimum Gross Margin Percentage

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                                       vi


                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 5, 2000, is by and among SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation ("Holdings"), SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation (the "Borrower"), each of the lending entities which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto as a lender or any successor or assignee thereof (individually, a "Lender" and, collectively, the "Lenders"), and NORTEL NETWORKS INC., a Delaware corporation, as administrative agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS:

         A. The Borrower is a party to that certain Credit Agreement dated as of June 30, 2000, among the Borrower, Holdings, the lenders named therein (including Nortel Networks Inc., the "Original Lenders") and Nortel Networks Inc. as administrative agent (the "Original Administrative Agent") for itself and such lenders (the "Original Credit Agreement") pursuant to which the Borrower was provided loan facilities in an aggregate principal amount of $38,000,000. The Original Lenders made loans to the Borrower under the Original Credit Agreement, which loans remain outstanding as of the Closing Date.

         B. The Borrower desires to amend and restate the $38,000,000 loan facilities under the Original Credit Agreement and to obtain a $235,000,000 advancing term loan facility to finance a portion of the Borrower's costs to purchase Nortel Networks Goods and Installation Services and to pay certain third-party expenses, as set forth herein, and to amend, extend and restate the Original Credit Agreement.

         C. The Lender(s) identified on the signature pages of this Agreement desire to provide such credit facilities with the assistance of the Administrative Agent upon and subject to the terms and provisions contained in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions, etc. As used in this Agreement, the following terms shall have the following meanings:

         "Additional Costs" means as specified in Section 4.1(a).

         "Adjusted Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of one percent) determined by the Administrative Agent to be equal to (a) the Eurodollar Rate for such Eurodollar Loan for such Interest Period divided by (b) one minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

         "Adjusted Net Income" means, as to any Person (the "subject Person") and its Consolidated Subsidiaries and for any period, Consolidated Net Income less the following (without duplication) to the extent that any of the following shall have been included in Consolidated Net Income for such period: (a) any net gain or loss arising from the sale of any property, plant or equipment; provided net gains or loss arising from the following shall not be excluded from Consolidated Net Income: (i) the sale of inventory in the ordinary course of business; (ii) to the extent treated as an asset sale, the sales of IRUs in a transaction that does not constitute an Asset Disposition under clause (e) of the definition of the term "Asset Disposition"; and (iii) the sale by such Person to its customers in the ordinary course of business of equipment to be located at the customer's premises which is used to connect such customer to the telecommunications network owned and operated by such Person; (b) any net gain or loss arising from any write-up or write-down of assets; (c) earnings or losses of any other Person, substantially all of the assets of which have been acquired by the subject Person or a Consolidated Subsidiary of the subject Person in any manner, to the extent that such earnings or losses were realized by such other Person prior to the date of such acquisition; (d) earnings or losses of any Person (other than a Consolidated Subsidiary of the subject Person) in which the subject Person or a Consolidated Subsidiary of the subject Person has an ownership interest, unless such earnings have actually been received by the subject Person or such Consolidated Subsidiary in the form of cash distributions; and (e) any net gain or loss arising from the acquisition of any securities of the subject Person or a Consolidated Subsidiary of the subject Person.

         "Administrative Agent" means as specified in the introductory paragraph of this Agreement.

         "Administrative Agent's Letter" means the letter agreement dated as of September 5, 2000 between the Administrative Agent and the Borrower.

         "Affiliate" means, as to any Person (the "subject Person"), any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent or more of any class of voting Capital Stock of the subject Person, or (c) ten percent or more of the voting Capital Stock of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of the Loan Documents, neither the Administrative Agent nor any Lender shall be deemed to be an Affiliate of the Borrower or any other Loan Party.

         "Agreement"   means  this   Agreement  and  any  and  all   amendments,
modifications, supplements, renewals, extensions or restatements hereof.

         "Amortization Commencement Date" means September 30, 2003.

         "Annualized EBITDA" means, as to any Person and its Consolidated Subsidiaries and for the applicable period, EBITDA for the two most recently completed fiscal quarters multiplied by two.

         "Applicable Lending Office" means, for each Lender and each Type of Loan, the lending office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and Acceptance executed by it) or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Borrower and the Administrative Agent as the office by which such Lender's Loans of such Type are to be made and maintained.

         "Applicable Margin" means (a) with respect to each Base Rate Loan, [**] percent ([**]%) and (b) with respect to each Eurodollar Loan, [**] percent ([**]%).

         "Approved Fund" means (a) with respect to any Lender which is a fund primarily engaged in making, purchasing or otherwise investing in commercial loans, any other fund which is primarily engaged in making, purchasing or otherwise investing in commercial loans or extending, or investing in extensions of, credit for its own account in the ordinary course of its business and which is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor or (b) any other entity which has been approved by the Administrative Agent and which is (or which is managed by a manager which manages funds which are) primarily engaged in making, purchasing or otherwise investing in commercial loans or extending, or investing in extensions of, credit for its own account in the ordinary course of its business; provided, however, that Approved Fund shall not include any Affiliate of the Borrower.

         "Asset Disposition" means the disposition of any or all of the Property of the Borrower or any of Borrower's Subsidiaries, whether by sale, lease, transfer, assignment, condemnation or otherwise, but excluding (a) sales of inventory in the ordinary course of business; (b) the grant of a Lien as security; (c) any involuntary disposition resulting from casualty damage to Property; (d) dispositions of equipment if and to the extent that the equipment disposed of is, concurrently therewith, exchanged or replaced by equipment of equal or greater value; (e) the sale of any IRU in the ordinary course of business provided that any such sale is a sale of not more than the measured data rate of one OC48 of a Fiber Optic Segment (for purposes of this definition, a Fiber Optic Segment shall mean a fiber optic line connecting two points with a measured data rate of OC192 operated by a single carrier; (f) the sale in the ordinary course of business to its customers of equipment to be located at the customer's premises which is used to connect such customer to the telecommunications network owned and operated by the Borrower or one of its Subsidiaries; and (g) the sale of a Data Center in a sale and leaseback transaction permitted by Section 9.9.

         "Assignee" means as specified in Section 13.8(b).

         "Assigning Lender" means as specified in Section 13.8(b).

[**] CONFIDENTIAL TREATMENT REQUESTED

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and its Assignee and accepted by the Administrative Agent pursuant to Section 13.8(e), in substantially the form of Exhibit A hereto.

         "Bankruptcy Code" means as specified in Section 11.1(e).

         "Base Rate" means, at any time, the greater of (a) the rate of interest per annum then most recently announced or established by the Reference Bank at its principal office in New York City as its highest commercial prime or base rate then in effect, or (b) the Federal Funds Rate then in effect plus one-half of one percent (0.50%). The Base Rate may not necessarily be the lowest rate of interest charged by the Reference Bank to its commercial borrowers. Each change in any interest rate provided for herein based upon the prime or base rate or the Federal Funds Rate resulting from a change in the prime or base rate or the Federal Funds Rate, respectively, shall take effect without notice to the Borrower at the time of such change in the prime or base rate or the Federal Funds Rate, respectively.

         "Base Rate Loans" means Loans that bear interest at rates based upon the Base Rate.

         "Basle Accord" means the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory
Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

         "Board of Directors" means (a) with respect to any Loan Party which is a corporation, the board of directors of such Loan Party and (b) with respect to any Loan Party which is not a corporation, an analogous body, officer or representative of such Loan Party which is the functional equivalent of the board of directors of a corporation and which has the power and authority to authorize and effectuate the execution, delivery and performance of the Loan Documents to be executed by such Loan Party and other actions to be taken by such Loan Party.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary or analogous officer of any Loan Party, as applicable based upon the context in which such term appears, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification.

         "Borrower" means as specified in the initial paragraph of this Agreement.

         "Bridge" means Bridge Information Systems, Inc.

         "Bridge Administrative Services Agreement" means that certain Administrative Services Agreement, dated February 18, 2000, between the Borrower and Bridge, as amended, supplemented or restated from time to time in accordance with this Agreement.

         "Bridge  Agreements"  means the Bridge  Administrative  Agreement,  the
Bridge Master Establishment and Transition Agreement, the Bridge Network Services Agreement and the Bridge Technical Services Agreement.

         "Bridge Master Establishment and Transition Agreement" means that certain Master Establishment and Transition Agreement, dated February 9, 2000, between the Borrower and Bridge, as amended, supplemented or restated from time to time in accordance with this Agreement.

         "Bridge Network Services Agreement" means that certain Network Services Agreement, dated February 18, 2000, between the Borrower and Bridge, as amended, supplemented or restated from time to time in accordance with this Agreement.

         "Bridge Technical Services Agreement" means that certain Technical Services Agreement, dated February 18, 2000, between the Borrower and Bridge, as amended, supplemented or restated from time to time in accordance with this Agreement.

         "Business Day" means (a) any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in New York, New York, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods and notices in connection with Eurodollar Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Business Plan" means the Borrower's marketing and Network build-out plans, budget and schedule as submitted to the Administrative Agent, including financial projections of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) for the ten year period beginning on the Closing Date, certified by the chief financial officer of Holdings as being prepared generally in accordance with the policies and procedures of GAAP to the extent of the information presented therein, such projections giving effect to the Debt to be incurred under this Agreement as well as the other Debt to be incurred by Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) during such period, as modified, amended, replaced or superceded by any Business Plan subsequently submitted to the Administrative Agent in accordance with Section 8.1(j).

         "Capital Expenditures" means, as to any Person and its Consolidated Subsidiaries, amounts paid or Debt incurred by such Person in connection with the purchase or lease by such Persons of Property that would be required to be capitalized and shown on the balance sheet of such Persons in accordance with GAAP.

         "Capital Lease Obligations" means, as to any Person and its Consolidated Subsidiaries, the obligations of such Persons to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property, which obligations are classified as a capital lease on a balance sheet of such Persons under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Capital Stock" means corporate stock and any and all securities, shares, partnership interests (whether general, limited, special or other partnership interests), limited liability company interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock or any of the foregoing issued by any entity (whether a corporation, a partnership, a limited liability company or another entity) and includes, without limitation, securities convertible into Capital Stock and rights, warrants or options to acquire Capital Stock.

         "Change in Control" means the existence or occurrence of any of the following: (a) any of the Capital Stock of the Borrower is owned by any Person other than Holdings; (b) any Capital Stock of any Subsidiary of the Borrower is owned by any Person other than the Borrower or a Wholly-Owned Subsidiary of the Borrower; (c) any Person or two or more Persons (other than the Permitted Holders) acting as a group (as defined in Section 13d-3 of the Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act) of (i) [**]% or more of the outstanding shares of Voting Stock of Holdings and (ii) [**] or (d) individuals who, as of the Closing Date, constitute the Board of Directors of Holdings (the "Holdings Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of Holdings; provided, however, that any individual becoming a director of Holdings subsequent to the Closing Date whose election or nomination for election by Holdings' shareholders was approved by a vote of at least a majority of the directors then comprising the Holdings Incumbent Board shall be considered as though such individual were a member of the Holdings Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or contest by or on behalf of a Person other than the Board of Directors of Holdings.

         "Closing Date" means September 5, 2000, the date of this Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

         "Collateral" means all Property of any Person of any nature whatsoever upon which a Lien is created or purported or required (in accordance with the Loan Documents) to be created by any Loan Document as security for the Obligations or any portion thereof.

         "Commitment" means, as to any Lender, such Lender's Commitment, and "Commitments" means, as to any one or more of the Lenders, such Lender's or Lenders' Commitments, collectively.

         "Commitment Percentage" means, as to any Lender and its Commitment, the percentage equivalent of a fraction, the numerator of which is the amount of the outstanding Commitments of such Lender (or, if such Commitment has terminated or expired, the outstanding principal amount of Loans of such Lender) and the denominator of which is the aggregate amount of the outstanding Commitments of all Lenders (or, if such Commitments have terminated or expired, the aggregate outstanding principal amount of Loans of all Lenders), as adjusted from time to time in accordance with Section 13.8.

[**] CONFIDENTIAL TREATMENT REQUESTED

         "Commitment  Termination  Date"  means  the  earliest  to  occur of (a)
September 30, 2003, (b) September 30, 2001, if less than $[**] in aggregate principal amount of the Loans has been advanced as of such date, and (c) the date upon which the Loans are fully funded.

         "Communications Act" means the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as amended and as the same may be in effect from time to time.

         "Consolidated Fixed Charges" means, as to any Person and its Consolidated Subsidiaries and for any period, the sum of (without duplication)
(a) Consolidated Interest Expense of such Persons paid or payable in cash during such period, plus (b) all payments or prepayments of principal with respect to the Loans and other outstanding Debt during such period (but excluding all such payments or prepayments made with proceeds of a refinancing of the Debt being paid), plus (c) taxes of such Persons paid or payable in cash during such period, plus (d) the aggregate amount paid or payable by such Persons in cash during such period on account of Capital Expenditures.

         "Consolidated Interest Expense" means, as to any Person and its Consolidated Subsidiaries and for any period, and without duplication, all interest on Debt of such Persons paid or payable in cash during such period, including the interest portion of payments under Capital Lease Obligations and all fees paid with respect such Debt during such period (but specifically excluding fees paid during previous periods but amortized during the current period in accordance with GAAP) consolidated in accordance with GAAP.

         "Consolidated Net Income" means, as to any Person and its Consolidated Subsidiaries and for any period, the net income (or loss) of such Persons for such period, determined on a consolidated basis in accordance with GAAP.

         "Consolidated Subsidiary" means, with respect to any Person, any Subsidiary the financial attributes of which are or would be consolidated with those of such Person in the consolidated financial statements of such Person in accordance with GAAP.

         "Continue",   "Continuation"   and  "Continued"   shall  refer  to  the
continuation pursuant to Section 2.6 of a Eurodollar Loan as a Eurodollar Loan of the same Type from one Interest Period to the next Interest Period.

         "Contract Rate" means as specified in Section 13.12(a).

         "Contributed Capital" means, as to any Person and as of any date of determination, the sum of (without duplication: (a) cash equity contributions (including the proceeds from the issuances of

[**] CONFIDENTIAL TREATMENT REQUESTED

Capital Stock) made to such Person as of such date (including equity contributed on or before the Closing Date), plus (b) the amount of cash proceeds of Subordinated Debt received by such Person as of such date, minus (c) the aggregate amount of any Restricted Payments paid or made by such Person as of such date in cash or other Property, other than: (i) payments made in Capital Stock of such Person; (ii) loans and advances to employees, officers and directors of the Loan Parties in the ordinary course of business made in compliance with Section 9.5(i); and (iii) interest paid by the Borrower to Holdings on Subordinated Debt; minus (d) any amount the Borrower has paid or has become obligated to pay under Section 11.4 of the Bridge Network Services Agreement.

         "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.6 or Article 4 of one Type of Loan into the other Type of Loan.

         "Current Date" means (a) a date occurring no more than 30 days prior to the Closing Date or other relevant date as may be specified herein (as applicable) or (b) such earlier date which is acceptable to the Administrative Agent.

         "Data Centers" means the data centers planned to be constructed and operated by the Borrower at 587 McDonnell Blvd., Hazelwood, MO 63042 and 760 Office Parkway, Creve Coeur, MO 63141.

         "Data Communications and Operations Costs" means, as to Holdings and its Consolidated Subsidiaries and for any period, the amount reflected on the financial statements of Holdings and its Consolidated Subsidiaries for such period as the line item data communications and operations costs, which line item shall not at any time be reclassified to eliminate therefrom any category or type of cost or expense that is included in such line item as of the date of the Financial Statements delivered pursuant to Section 7.2.

         "Debt" means as to any Person at any time (without duplication): (a) all indebtedness, liabilities and obligations of such Person for borrowed money;
(b) all indebtedness, liabilities and obligations of such Person evidenced by bonds, notes, debentures or other similar instruments; (c) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except (i) trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 90 days and (ii) up to $[**] of trade accounts payable of such Person arising in the ordinary course of business that are past due by more than 90 days; (d) all Capital Lease Obligations of such Person; (e) all Debt of others Guaranteed by such Person; (f) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person; (g) reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, except to the extent such obligations are collateralized by cash; (h) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of Capital Stock of such Person; (i) all indebtedness, liabilities and obligations of such Person under Interest Rate Protection Agreements; and (j) all indebtedness, liabilities and obligations of such Person in respect of unfunded vested benefits under any pension plans.

[**] CONFIDENTIAL TREATMENT REQUESTED

         "Debt Issuance" means any issuance by Holdings or the Borrower of any Debt securities of Holdings or the Borrower, respectively.

         "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

         "Default Rate" means, in respect of any principal of any Loan at all times during which any Default has occurred and is continuing or in respect of any other amount payable by the Borrower under this Agreement or any other Loan Document which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period of such Default or during the period commencing on the due date of such other amount until such other amount is paid in full equal to the lesser of (a) the sum of [**] percent ([**]%) plus the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans or (b) the Maximum Rate; provided, however, that if such amount in default is principal of a Eurodollar Loan and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, the lesser of the rate per annum equal to (i) the sum of [**] percent ([**]%) plus the interest rate for such Eurodollar Loan for such Interest Period as provided in clause (ii) of
Section 2.4(a) hereof or (ii) the Maximum Rate and, thereafter, the rate provided for above in this definition.

         "Dollars" and "$" mean lawful money of the U.S.

         "EBITDA" means, as to any Person and its Consolidated Subsidiaries and for any period, without duplication, the sum of the following for such Persons for such period determined on a consolidated basis in accordance with GAAP: (a) Adjusted Net Income, plus (b) Consolidated Interest Expense, plus (c) income and franchise taxes to the extent deducted in determining Adjusted Net Income, plus
(d) depreciation and amortization expense and other non-cash, non-tax items to the extent deducted in determining Adjusted Net Income, minus (e) non-cash income (or losses) to the extent included in determining Adjusted Net Income.

         "Eligible Assignee" means (a) any Lender or Affiliate of a Lender, (b) any commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund or other financial institution (whether a corporation, partnership, limited liability company or other entity) which has been approved by the Administrative Agent as a Lender under this Agreement or (c) any Approved Fund; provided, however, that (i)
Eligible  Assignee  shall not include any  Affiliate  of the  Borrower  and (ii)
Eligible Assignee shall not include any business competitor of the Borrower engaged in the same line of business as the Borrower except after the occurrence and during the continuance of an Event of Default.

         "Environmental Law" means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any License, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage,

[**] CONFIDENTIAL TREATMENT REQUESTED
transportation, recovery, recycling, discharge or disposal of Hazardous Materials, including, without limitation as to U.S. laws, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.ss. 9601 et seq., the Superfund Amendment and Reauthorization Act of 1986, 99-499, 100 Stat. 1613, the Resource Conservation and Recovery Act of 1976, 42 U. S. C. ss.6901 et seq., the Occupational Safety and Health Act, 29 U S.C.ss.651 et seq., the Clean Air Act, 42 U.S.C. ss.7401 et seq., the Clean Water Act, 33 U.
S. C.ss.1251 et seq., the Emergency Planning and Community Right to Know Act, 42
U. S. C.ss.11001 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.ss.136 et seq., and the Toxic Substances Control Act, 15 U.S.C.ss.2601 et seq., and any state or local counterparts.

         "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability or criminal, penal or civil statute, including, without limitation, any Environmental Law, License, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

         "Equity Issuance" means any issuance by Holdings or the Borrower of any Capital Stock of Holdings or the Borrower, respectively.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

         "ERISA Affiliate" means any corporation or trade or business which is a member of a group of entities, organizations or employers of which a Loan Party is also a member and which is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

         "Eurodollar Loans" means Loans that bear interest at rates based upon the Eurodollar Rate or the Adjusted Eurodollar Rate.

         "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars in the approximate amount of the proposed Eurodollar Loan at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If such rate ceases to be available from Telerate News Service, the Eurodollar Rate shall be determined by the
Administrative Agent in good faith from another financial reporting service, which service shall be reasonably acceptable to the Borrower.

         "Event of Default" has the meaning specified in Section 11.1.

         "Excess Cash Flow" means, as to any Person and its Consolidated Subsidiaries and for any fiscal year, and without duplication, the positive remainder (if any) of (a) EBITDA for such fiscal year minus (b) the sum of (i) taxes payable in cash for such fiscal year, plus (ii) all principal and cash interest payments on Debt made during such fiscal year, whether optional, mandatory or scheduled payments, plus (iii) Capital Expenditures (but only to the extent paid in cash and not financed) made during such fiscal year.

         "Excess Proceeds Amount" means as specified in Section 2.7(a).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations thereunder (or respective successors thereto).

         "FCC" means the Federal Communications Commission and any successor agency.

         "FCC Licenses" means all Licenses issued by the FCC.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent (1/16 of 1%)) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate which would be charged to the
Reference Bank on such day on such transactions as determined by the Administrative Agent.

         "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

         "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Governmental Requirement" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, License or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

         "Gross Margin Percentage" means, as to any Person and its Consolidated Subsidiaries and for any period, the quotient of (a) Gross Profit divided by (b) Gross Revenue for such period, expressed as a percentage.

         "Gross Profit" means, as to any Person and its Consolidated Subsidiaries for any period, the remainder of (a) the Gross Revenues of such Person and its Consolidated Subsidiaries for such period minus (b) Data Communications and Operations Costs of such Person and its Consolidated Subsidiaries for such period.

         "Gross  Revenue"   means,  as  to  any  Person  and  its   Consolidated
Subsidiaries and for any period, gross revenue of such Persons for such period, determined in accordance with GAAP.

         "Gross Up Lender" means as specified in Section 4.8.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any indebtedness, liability or obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other indebtedness, liability or obligation as to the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

         "Guarantors" means Holdings, each Subsidiary of Borrower which has executed a Guaranty and each other Person which has executed a Guaranty, and "Guarantor" means any of such Persons.

         "Guaranty" means a guaranty agreement guaranteeing payment and performance of the Obligations in form and substance satisfactory to the Administrative Agent executed by a Guarantor in favor of the Administrative Agent and the Lenders, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Hazardous Material" means any substance, product, liquid, waste, pollutant, chemical, contaminant, insecticide, pesticide, gaseous or solid matter, organic or inorganic matter, fuel, micro-organisms, ray, odor, radiation, energy, vector, plasma, constituent or material which (a) is or becomes listed, regulated or addressed under any Environmental Law or (b) is, or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Law, including, without limitation, asbestos, petroleum, underground storage tanks (whether empty or containing any substance) and polychlorinated biphenyls.

         "Holdings"  means  SAVVIS   Communications   Corporation,   a  Delaware
corporation.

         "Insurance Recovery" means, with respect to any Property of the Borrower or any of its Subsidiaries and any single occurrence or related occurrences with respect thereto, the receipt or constructive receipt by such Loan Party, or the payment by an insurance company to the Administrative Agent, of proceeds of any such Property or casualty insurance.

         "Intellectual Property" means any U.S. or foreign patents, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

         "Interest Period" means, with respect to any Eurodollar Loan, each period commencing on the date such Loan is made or Converted from a Base Rate Loan or (if Continued) the last day of the next preceding Interest Period with respect to such Loan, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.9 hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond the Maturity Date with respect to any Loans shall end on such Maturity Date; (c) no more than five Interest Periods for Eurodollar Loans shall be in effect at the same time; (d) no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be a shorter period, such Loans shall not be available hereunder; and (e) no Interest Period for a Loan may commence before, and end after, any principal payment date unless, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans having Interest Periods that end after such principal payment date shall be equal to or less than the amount of the applicable Loans scheduled to be outstanding hereunder after such principal payment date.

         "Interest Rate Protection Agreement" means, with respect to the Borrower, an interest rate swap, cap or collar agreement or similar arrangement between the Borrower and one or more Lenders or other counterparties providing for the transfer or mitigation of interest rate risks either generally or under specified contingencies.

         "Investments" means as specified in Section 9.5.

         "IRU" means an indefeasible right of use of the lit capacity of a fiber optic cable.

         "Lender" and "Lenders" means as specified in the initial paragraph of this Agreement.

         "Level 3 Agreements" means the following agreements entered into between Borrower and Level 3 Communications, LLC:

                (a) General Terms and Conditions for Delivery of Service as modified by that certain Addendum to General Terms and Conditions dated as of August 2, 2000;

                (b)  Metro IRU Agreement dated as of August 2, 2000;

                (c)  Long Haul IRU Agreement dated as of August 2, 2000;

as the same may be amended, supplemented or restated from time to time in compliance with this Agreement.

         "License" means any consent, permit, franchise, certificate, approval, order, license, right-of-way (whether an easement, contract or agreement in any form) or other authorization, including, without limitation, any FCC License.

         "Lien"  means,  with respect to any  Property,  any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, hypothecation or other lien, charge, easement (other than any easement not materially impairing usefulness), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

         "Loan Documents" means this Agreement, the Guaranties, the Notes, the Security Documents, the Administrative Agent's Letter and all other agreements, documents, instruments and certificates now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Loan Party" means the Borrower, Holdings, any Subsidiary of the Borrower, any Guarantor or any Person who grants a Lien on any Property to secure the payment or performance of the Obligations or any portion thereof, and "Loan Parties" means all of such Persons.

         "Loans" means as specified in Section 2.1(a).

         "Lucent Equipment" means the equipment: (i) acquired by the Borrower from Lucent Technologies, Inc., (ii) delivered to the Borrower prior to the Closing Date and (iii) identified on Schedule 5.1.

         "Master Purchase Agreement" means that certain Nortel Networks Global Purchase Agreement, dated as of June 30, 2000, by and between the Borrower and Nortel Networks, as amended, supplemented or restated from time to time.

         "Material Adverse Effect" means any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (a) the business, assets, financial condition, results of operations or prospects of Holdings and its Subsidiaries taken as a whole, (b) the business, assets, financial condition, results of operations or prospects of the Borrower individually or of the Borrower and its Subsidiaries taken as a whole, (c) the validity or enforceability of any of the Loan Documents or the Liens, rights and/or remedies of the Administrative Agent and/or the Lenders thereunder, (d) the ability of any Loan Party to pay and perform its indebtedness, liabilities and/or obligations under any of the Loan Documents, or (e) the value of Collateral available to the Administrative Agent and the Lenders after giving effect to Liens in favor of other Persons.

         "Material Contracts" means (a) as to the Borrower, any Bridge Agreement and (b), as to any Loan Party (other than Holdings but including Borrower), any other supply, purchase, service, employment, tax, indemnity, shareholder or other agreement or contract for which the aggregate amount or value of services performed or to be performed for or by, or funds or other Property transferred or to be transferred to or by, any Loan Party (other than Holdings but including Borrower) to such agreement or contract, or by which any such Loan Party or any of its Properties is otherwise bound, during any fiscal year of such Loan Party exceeds $[**] (or the equivalent amount in any currency) and any and all amendments, modifications, supplements, renewals or restatements thereof.

         "Maturity Date" means the earlier to occur of (a) September 30, 2008 or
(b) the fifth anniversary of the Commitment Termination Date.

         "Maximum Rate" means, with respect to any Lender, the maximum non-usurious interest rate or an amount computed in reference to such rate (as applicable), if any, that any time or from time to time may be contracted for, taken, reserved, charged or received with respect to the particular Obligations as to which such rate is to be determined, payable to such Lender pursuant to this Agreement or any other Loan Document, under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate.

[**] CONFIDENTIAL TREATMENT REQUESTED

         "Monthly Date" means the last day of each month of each year, the first of which shall be September 30, 2000.

         "Mortgage" means a mortgage, deed of trust or other appropriate agreement, document or instrument evidencing or creating a Lien on any fee real Property or leasehold interest therein (and any related personal Property) as security for the Obligations or any portion thereof in form and substance satisfactory to the Administrative Agent executed by any Loan Party in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Mortgaged Properties" means Properties in which a Lien has been granted or purported to be granted pursuant to a Mortgage.

         "Multiemployer  Plan"  means a  multiemployer  plan  defined as such in
Section 3(37) of ERISA to which contributions have been made by or are required from the Borrower or any ERISA Affiliate since 1974 and which is covered by Title IV of ERISA.

         "Net Proceeds" means, with respect to any Asset Disposition, (a) the gross amount of cash received by the Borrower or any of its Subsidiaries from such Asset Disposition, minus (b) the amount, if any, of all taxes paid or payable by the Borrower or any of its Subsidiaries directly resulting from such Asset Disposition (including the amount, if any, estimated by the Borrower in good faith at the time of such Asset Disposition for taxes payable by the Borrower or any of its Subsidiaries on or measured by net income or gain resulting from such Asset Disposition), minus (c) the reasonable out-of-pocket costs and expenses incurred by the Borrower or such Subsidiary in connection with such Asset Disposition (including reasonable brokerage fees paid to a Person other than an Affiliate of the Borrower) excluding any fees or expenses paid to an Affiliate of the Borrower, minus (d) amounts applied to the repayment of Debt (other than the Obligations) secured by any Permitted Lien (if any) on the Property subject to the Asset Disposition. "Net Proceeds" with respect to any Asset Disposition shall also include proceeds (after deducting any amounts specified in clauses (b), (c) and (d) of the preceding sentence) of insurance with respect to any actual or constructive loss of Property, an agreed or compromised loss of Property or the taking of any Property under the power of eminent domain and condemnation awards and awards in lieu of condemnation for the taking of Property under the power of eminent domain. "Net Proceeds" means, with respect to any Equity Issuance and without duplication, (i) the gross amount of cash or cash equivalents received by Holdings or the Borrower from such Equity Issuance, exclusive of the proceeds of sales of Capital Stock of Holdings to employees or directors of Holdings or its Subsidiaries (including, without limitation, the Borrower) in connection with the provision of compensation or benefits to such employees or directors for their activities as such, minus (ii) the out-of-pocket costs and expenses incurred by Holdings or the Borrower in connection with such Equity Issuance (including any underwriting fees) excluding any fees or expenses paid to an Affiliate of Holdings or the Borrower which are in excess of those that would be paid or payable in connection with an arms' length transaction with a Person who is not an Affiliate of Holdings or the Borrower. "Net Proceeds" means, with respect to any Debt Issuance and without duplication, (A) the gross amount of cash or cash equivalents received by Holdings or the Borrower from such Debt Issuance, minus
(B) the out-of-pocket costs and expenses incurred by

Holdings or the Borrower in connection with such Debt Issuance (including any underwriting fees) excluding any fees or expenses paid to an Affiliate of Holdings or the Borrower which are in excess of those that would be paid or payable in connection with an arms' length transaction with a Person who is not an Affiliate of Holdings or the Borrower; minus (c) the amount of any such cash required to be held in an escrow or collateral account under the terms of such Debt Issuance for the purposes of paying interest on such Debt as it comes due.

         "Network" means the Borrower's integrated communications network for the provision of high speed data and voice services in the U.S. as described in the Business Plan.

         "Nortel Networks" means Nortel Networks Inc., a Delaware corporation.

         "Nortel Networks Equipment" means all hardware, software and equipment (including fixtures) manufactured, sold or otherwise provided to the Borrower or any Subsidiary of Holdings by Nortel Networks and/or Nortel Networks Corporation including, without limitation, pursuant to the Master Purchase Agreement.

         "Nortel Networks Goods and Installation Services" means Nortel Networks Equipment and related software (including Nortel Networks Software) and installation services performed by personnel of Nortel Networks and/or Nortel Networks Corporation.

         "Nortel Networks Software" means any and all software sold or licensed by Nortel Networks and/or Nortel Networks Corporation to the Borrower or any Subsidiary of Holdings and including, without limitation, all source code and object code and all manuals and other documentation relating thereto and each copy thereof regardless of the media in which they are stored.

         "Notes" means the Notes in the form of Exhibit B hereto made by the Borrower evidencing the Loans and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof and all substitutions therefor (including promissory notes issued by the Borrower pursuant to Section 13.8), and "Note" means any such promissory note.

         "Notice of Borrowing" means as specified in Section 2.9.

         "Obligations" means any and all (a) indebtedness, liabilities and obligations of the Borrower or any other Loan Party to the Administrative Agent and the Lenders, or any of them, evidenced by and/or arising pursuant to any of the Loan Documents (including, without limitation, this Agreement and the Notes), now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including, without limitation, (i) the obligations of the Borrower or any other Loan Party to repay the Loans, to pay interest on the Loans (including, without limitation, interest accruing after any, if any, bankruptcy, insolvency, reorganization or other similar filing) and to pay all fees, indemnities, costs and expenses (including attorneys' fees) provided for in the Loan Documents and (ii) the indebtedness constituting the Loans and such interest, fees, indemnities, costs and expenses, and (b) indebtedness, liabilities and obligations of the Borrower or any other Loan Party under any and all Interest Rate Protection Agreements that it may enter into with any Lender with the written consent of the Administrative Agent and the Required Lenders.

         "Original Administrative Agent" means as specified in Recital A.

         "Original Credit Agreement" means as specified in Recital A.

         "Original Lenders" means as specified in Recital A.

         "Original Loans" means the "Loans" as such term is defined in the Original Credit Agreement.

         "Original Obligations" means the "Obligations" as such term is defined in the Original Credit Agreement.

         "Payor" means as specified in Section 3.4.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

         "Pension  Plan" means an employee  pension  benefit  plan as defined in
Section 3(2) of ERISA (including a Multiemployer Plan) which is subject to the funding requirements under Section 302 of ERISA or Section 412 of the Code, in whole or in part, and which is maintained or contributed to currently or at any time within the six years immediately preceding the Closing Date or, in the case of a Multiemployer Plan, at any time since September 2, 1974, by any Borrower or any ERISA Affiliate for employees of any Borrower or any ERISA Affiliate.

         "Permitted Holders" means (a) the Persons identified on Schedule 1.1(a) hereto who are shareholders of Holdings as of the Closing Date; (b) any spouse, parent, sibling, child or grandchild of any of the aforesaid individuals (in each case, whether such relationship arises from birth or adoption or through marriage) or any trust established for the benefit of any such individuals or any spouse, parent, sibling, child or grandchild of any such individuals (in each case whether such relationship arises from birth or adoption or through marriage); and (c) any Affiliates of any of the Persons identified on Schedule 1.1(a) hereto who are controlled by any such Person.

         "Permitted Liens" mean:

                 (a)   Liens disclosed on Schedule 1.1(b) hereto;

                 (b)   Liens   securing   the   Obligations   in  favor  of  the
         Administrative Agent (for the benefit of the Administrative Agent and the Lenders) pursuant to the Loan Documents;

                 (c) encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real Property or imperfections to title that do not (individually or in the aggregate) materially affect the value of the Property encumbered thereby or materially impair the ability of the Borrower or any of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                 (d) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established;

                 (e) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established;

                 (f) Liens resulting from good faith deposits to secure payment of worker's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt) or leases, all in the ordinary course of business;

                 (g) purchase-money Liens on any Property acquired after the Closing Date or the assumption after the Closing Date of any Lien on Property existing at the time of such acquisition (and not created in contemplation of such acquisition), or a Lien incurred after the Closing Date in connection with any conditional sale or other title retention agreement or Capital Lease Obligation; provided that:

                      (i) any Property  subject to any of the  foregoing  (A) is acquired by the Borrower or any of its Subsidiaries in the ordinary course of its respective business and (B) the Lien on such Property attaches concurrently or within 90 days after the acquisition thereof; provided, that the Lien on equipment acquired by the Borrower prior to the Closing Date from Lucent Technologies, Inc. need not attach until the purchase price for such equipment is financed or refinanced;

                      (ii) the Debt  secured by any Lien so created,  assumed or existing shall not exceed the lesser of the cost or fair market value at the time of acquisition of the Property covered thereby (inclusive of the cost of engineering, furnishing and installation services directly relating to such Property);

                      (iii) each such Lien shall  attach only to the Property so acquired and the proceeds thereof; and

                      (iv) the aggregate  amount of all Debt secured by all such
                 Liens, when aggregated with the Debt secured by all purchase-money Liens and all Liens in connection with any conditional sale or other title retention agreement or Capital Lease Obligation existing as of the Closing Date or at any other time, shall not exceed $[**] at any time outstanding in the aggregate;

                 (h) Liens on the real Property and related fixtures located at the Data Centers and the proceeds thereof which are incurred after the Closing Date in connection with the construction and financing of the Data Centers securing Debt not to exceed $[**] at any time outstanding in the aggregate;

                 (i) Liens encumbering funds held back from the proceeds of a Debt Issuance for the purpose of paying interest on such Debt as it accrues; and

                 (j) Any extension, renewal or replacement of any of the foregoing Permitted Liens, provided that Liens permitted under this clause (j) shall not be extended or spread to cover any additional indebtedness or Property;

provided, however, that (A) none of the Permitted Liens (except those in favor of the Administrative Agent securing payment of the Obligations) may attach or relate to the Capital Stock of or any other ownership interest in the Borrower or any of its Subsidiaries and (B) except for the Liens disclosed on Schedule 1.1(b) which are expressly identified as constituting purchase money Liens, none of the Permitted Liens referred to in clause (a) preceding may have a priority equal or prior to the Liens in favor of the Administrative Agent as security for the Obligations.

         "Person"  means  any  individual,   corporation,   trust,  association,
company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

         "Phase II Date" means as specified in Section 10.1.

         "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA established or maintained or contributed to by any Loan Party or any ERISA Affiliate, including any Pension Plan.

         "Principal  Office"  means the principal  office of the  Administrative
Agent  in  Richardson,   Texas,   presently  located  at  2221  Lakeside  Blvd.,
Richardson, Texas 75082.

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

         "Property" means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the Closing Date.

         "Quarterly Date" means the last day of each March, June, September and December of each year, the first of which shall be September 30, 2000.

[**] CONFIDENTIAL TREATMENT REQUESTED

         "Receivables" means, as at any date of determination thereof, each and every "account" as such term is defined in the UCC and includes, without limitation, the unpaid portion of the obligation, as stated on the respective invoice, or, if there is no invoice, other writing, of a customer of the Borrower or any of its Subsidiaries in respect of services rendered by the Borrower or any of its Subsidiaries.

         "Reference Bank" means Citibank, N.A.

         "Register" means as specified in Section 13.8(d).

         "Registered Note" means as specified in Section 2.2(b).

         "Registered Note Register" means as specified in Section 13.8(h).

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

         "Regulatory Change" means, with respect to any Lender, any change after the Closing Date in any U.S. federal or state or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, guidelines or requests applying to a class of lenders including such Lender of or under any U.S. federal or state or foreign laws or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

         "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, discharge, disposal, dispersement, leaching or migration of Hazardous Materials into the indoor or outdoor environment or into or out of Property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water or ground water.

         "Remedial Action" means all actions required to (a) cleanup, remove, respond to, treat or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform studies and investigations on the extent and nature of any actual or suspected contamination, the remedy or remedies to be used or health effects or risks of such contamination, or (d) perform post-remedial monitoring, care or remedy of a contaminated site.

         "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA other than any such event for which the 30-day notice requirement has been waived in regulations issued by the PBGC.

         "Required Consents" means: (i) the written consent of Bridge to the grant by the Borrower of a Lien in the Bridge Agreements in favor of the Administrative Agent and (ii) the written consent of Level 3 Communications, LLC to the grant by the Borrower of a Lien in the Level 3 Agreements in favor of the Administrative Agent, with both such consents to be in form and substance reasonably acceptable to the Administrative Agent.

         "Required Lenders" means, at any date of determination, Lenders holding at least two-thirds (in Dollar amount) of the sum of (a) the aggregate outstanding principal amount of the Loans, plus (b) the aggregate amount of the outstanding Commitments.

         "Required Payment" means as specified in Section 3.4.

         "Reserve Requirement" means, for any Eurodollar Loan of any Lender for any Interest Period therefor, the maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under any regulations of the Board of Governors of the Federal Reserve System (or any successor) by such Lender for deposits exceeding $1,000,000 against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such Lenders by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Eurodollar Rate or the Adjusted Eurodollar Rate is to be determined or (b) any category of extensions of credit or other assets which include Eurodollar Loans.

         "Responsible Officer" means, as to any Loan Party, the chief executive officer, the president, any vice president, the chief financial officer, the chief operating officer or the treasurer of such Person.

         "Restricted Payment" means (a) any dividend or other distribution, payment (whether for damages or otherwise) or penalty (whether in cash, Property or obligations), direct or indirect, on account of, with respect to or in connection with (or the setting apart of money for a sinking or other analogous fund for) any shares of any class of Capital Stock of Holdings, the Borrower or any Subsidiaries of the Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class;
(b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of or with respect to any shares of any class of Capital Stock of Holdings, the Borrower or any Subsidiaries of Borrower now or hereafter outstanding, other than an exchange for shares of Capital Stock; (c) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, purchase, retirement or defeasance of, or payment with respect to, any Debt which is contractually subordinated to the Obligations (including, without limitation, Subordinated Debt) other than non-cash payments satisfied by the issuance of Capital Stock or payments made with the proceeds of Subordinated Debt the maturity of which is no shorter than the Debt prepaid, redeemed, converted, exchanged, purchased, retired, defeased or purchased; (d) any loan, advance or payment to any officer, director or shareholder of Holdings, Borrower or any Subsidiaries of Borrower (other than a shareholder consisting of the Borrower or a Wholly-Owned Subsidiary of the Borrower), exclusive of reasonable compensation paid to officers or directors paid in the ordinary course of business and exclusive of payments made for goods sold or services rendered which comply with Section 9.7; and (e) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of Holdings, the Borrower or any Subsidiaries of Borrower now or hereafter outstanding.

         "Security Agreements" means security agreements, pledge agreements, securities pledge agreements and other agreements, documents or instruments evidencing or creating a Lien as security for the Obligations or any portion thereof in form and substance satisfactory to the Administrative Agent executed by any Loan Party, in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, and any such agreement, document or instrument subsequently executed in accordance or connection with this Agreement or any other Loan Document, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Security Documents" means the Security Agreements and the Mortgages, as they may be amended, modified, supplemented, renewed, extended or restated from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of proceeds, assignments of contract rights, or other collateral assignments, subordination agreements, undertakings and other agreements, documents, instruments and financing statements now or hereafter executed and/or delivered by any Person in connection with or as security or assurance for the payment or performance of the Obligations or any part thereof.

         "Senior   Debt"   means,   as  to  any  Person  and  its   Consolidated
Subsidiaries, and as of any date of determination, the sum of (i) Total Debt minus (ii) all Subordinated Debt.

         "Solvent" means, with respect to any Person as of the date of any determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Subordinated Debt" means Debt of Holdings or the Borrower which meets all of the following requirements: (a) such Debt is wholly unsecured; (b) such Debt is contractually subordinated, as to payment, to payment of the Loans and other Obligations (or, in the case of Holdings, to its Guaranty of payment thereof) on terms, and pursuant to agreements in form and substance, reasonably satisfactory to the Administrative Agent; and (c) such Debt is evidenced and governed by agreements, documents and instruments in form and substance, and containing payment, subordination and other terms and provisions, which have been wholly approved by the Administrative Agent in writing prior to the incurrence of such Debt.

         "Subordinated Debt Documents" means any and all agreements, documents and instruments now or hereafter evidencing or governing any Subordinated Debt.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

         "Telecommunications Assets" means all assets, rights (contractual or otherwise) and Properties, whether tangible or intangible, used or intended for use in connection with a Telecommunications Business.

         "Telecommunications Business" means the business of (a) transmitting, or providing services relating to the transmission of, voice, data or video through owned or leased transmission facilities, including providing applications and content services through such facilities, (b) constructing, creating, developing or marketing communications related network equipment, data centers, software and other devices for use in a telecommunications business or
(c) evaluating, participating or pursuing any other activity or opportunity that is primarily related to, or ancillary or complementary to, those referred to in clause (a) or (b) preceding.

         "Total Capitalization" means, as to any Person and its Consolidated Subsidiaries and as of any date of determination, the sum of (a) Total Debt of such Persons as of such date plus (b) the remainder of (i) Contributed Capital of such Persons as of such date minus (ii) the aggregate principal amount of Subordinated Debt of such Persons outstanding as of such date, determined on a consolidated basis in accordance with GAAP.

         "Total Debt" means, as to any Person and its Consolidated Subsidiaries and as of any date of determination, the aggregate principal amount of all Debt of such Persons outstanding, determined on a consolidated basis in accordance with GAAP but excluding any Debt arising under any Interest Rate Protection Agreement unless such Debt is in a liquidated amount and has arisen as a result of the early termination or default under the applicable Interest Rate Protection Agreement.

         "Type"  means any type of Loan  (i.e.,  a Base Rate Loan or  Eurodollar
Loan).

         "UCC" means the Uniform Commercial Code as in effect in the State of New York and/or any other jurisdiction, the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Property created pursuant to any Security Document.

         "U.S." means the United States of America.

         "U.S. Person" means a citizen or resident of the U.S., a corporation, partnership, limited liability company or other entity created or organized in or under any laws of the U.S. or any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income.

         "U.S. Taxes" means any present or future tax, assessment or other charge or levy imposed by or on behalf of the U.S. or any taxing authority thereof.

         "Vendor" means Nortel Networks in its capacity as vendor under the Master Purchase Agreement.

         "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors, managers or general partners (or persons performing similar functions) of such Person, whether at all times or only for so long as no senior class of securities has such voting power by reason of any contingency.

         "Wholly-Owned Subsidiary" means, with respect to any Person, a Subsidiary of such Person all of whose outstanding Capital Stock (other than directors' qualifying shares, if any) shall at the time be owned by such Person and/or one or more of its Wholly-Owned Subsidiaries.

         "Year 2000 Compliant" means that (a) the services, products or other item(s) at issue accurately process, provide and/or receive all date/time data (including calculating, comparing, sequencing, processing and outputting) within, from, into and between centuries (including the twentieth and twenty-first centuries and the years 1999 and 2000), including leap year calculations, and (b) neither the performance nor the functionality nor the business' provision of the services, products and other item(s) at issue will be affected by any dates/times prior to, on, after or spanning January 1, 2000. The design of the services, products and other item(s) at issue to ensure compliance with the "year 2000" representations and warranties and covenants contained in this Agreement includes proper date/time data century recognition and recognition of 1999 and 2000, calculations that accommodate single century and multi-century formulae and date/time values before, on, after and spanning January 1, 2000, and date/time data interface values that reflect the century, 1999 and 2000. In particular, but without limitation, such design means that (i) no value for current date/time will cause any error, interruption or decreased performance in or for such services, products and other item(s), (ii) all manipulations of date and time related data (including calculating, comparing, sequencing processing and outputting) will produce correct results for all valid dates and times when used independently or in combination with other services, products and/or items, (iii) date/time elements in interfaces and data storage will specify the century to eliminate date ambiguity without human intervention, including leap year calculations, (iv) where any date/time element is represented without a century, the correct century will be unambiguous for all manipulations involving that element, (v) authorization codes, passwords and zaps (purge functions) will function normally and in the same manner during, prior to, on and after January 1, 2000, including the manner in which they function with respect to expiration dates and CPU serial numbers, and (vi) the business' supply of the services, products and other item(s) will not be interrupted, delayed, decreased or otherwise affected by the advent of the year 2000.

         Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "continuing", "continuation" or "continuance" means, in reference to any Default or Event of Default that has occurred, that such Default or Event of Default has not been either cured to the reasonable satisfaction of the Administrative Agent within the applicable grace period (if any) specified in this Agreement or the other Loan Documents (as applicable) or waived in writing by the requisite Lenders in accordance with Section 13.11. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC. All references in this Agreement to any agreement shall be deemed to mean and refer to such agreement as it may be amended, modified or supplemented from time to time if (but only if) such amendment, modification or supplement has been approved by the Administrative Agent and the requisite Lenders, is expressly referred to in such reference or is otherwise expressly permitted by the terms of this Agreement.

         Section 1.3       Accounting Terms and Determinations.

         (a) Except as may be expressly provided herein to the contrary, (i) all accounting terms (whether or not specifically defined herein) shall be construed in accordance with GAAP (subject to year end adjustments, if applicable) consistent with such accounting principles applied in the preparation of the audited financial statements referred to in Section 7.2(a), (ii) all financial information delivered to the Administrative Agent pursuant to Section 8.1 shall be prepared in accordance with GAAP (subject to year end adjustments, if applicable) applied on a basis consistent with such accounting principles applied in the preparation of the audited financial statements of the applicable Person referred to in Section 7.2 or in accordance with Section 8.7, and (iii) with respect to accounting terms or financial information defined or described in reference to a Person and its Consolidated Subsidiaries, all such terms and information shall be construed as applying to such Person and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP. In the event any changes in accounting principles required by GAAP and implemented by Holdings or the Borrower occur and such changes result in a change in the method of the calculation of financial covenants, standards or terms under this Agreement, then the Borrower, Holdings, the Administrative Agent, and the Lenders agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such changes with the desired result that the criteria for evaluating such covenants, standards, or terms shall be the same after such changes as if such changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Administrative Agent, the Borrower, Holdings, and the Lenders, all financial covenants, standards, and terms in this Agreement shall continue to be calculated or construed as if such changes had not occurred.

         (b) The Borrower shall deliver to the Administrative Agent and the Lenders, at the same time as the delivery of any annual or quarterly financial statement under Section 8.1, (i) a description, in reasonable detail, of any material variation between the application of GAAP employed in the preparation of the next preceding annual or quarterly financial statements prepared in accordance with Section 1.3(a) preceding as to which no objection has been made by the Administrative Agent and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

         (c) To enable the ready and consistent determination of compliance with the covenants set forth in this Agreement, the Borrower will not change the last day of its fiscal year from December 31 or the last days of the first three fiscal quarters of the Borrower in each of its fiscal years from March 31, June 30 and September 30, respectively.

         (d) Unless otherwise expressly provided herein to the contrary, all references herein to the Closing Date shall be deemed to mean and refer to the Closing Date after giving effect to all transactions which occur on or before such date.

         Section 1.4 Financial Covenants and Reporting. All financial statements and reports required to be delivered pursuant to this Agreement and the other Loan Documents, and all financial covenants (if any) contained in this Agreement, shall be prepared or determined (as applicable) in accordance with GAAP (except as may be expressly provided to the contrary herein) and, if and to the extent that such statements, reports or covenants are to be prepared or determined on a consolidated basis, shall be prepared or determined on a consolidated basis for Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) except as may be expressly provided to the contrary herein.

                                    ARTICLE 2

                                      Loans

         Section 2.1       Commitments.

         (a) Loans. Subject to the terms and conditions of this Agreement (including, without limitation, Section 2.13(a)), each Lender severally agrees to make one or more loans to the Borrower from time to time from and including the Closing Date to but excluding the Commitment Termination Date up to but not exceeding the amount (if any) of such Lender's Commitment as then in effect (such loans referred to in this Section 2.1(a) now or hereafter made by the Lenders to the Borrower, including, without limitation, such loans which remain outstanding after the Commitment Termination Date, are hereinafter collectively called the "Loans"). Notwithstanding anything to the contrary contained in this Agreement, the Borrower, the Administrative Agent and the Lenders agree that, as of the Closing Date, the aggregate principal amount of the Original Loans outstanding as of the Closing Date shall be deemed outstanding as Loans hereunder. The Borrower may not reborrow the Loans which have been repaid.

         (b) Continuation and Conversion of Loans. Subject to the terms and conditions of this Agreement, the Borrower may borrow the Loans as Base Rate Loans or Eurodollar Loans and, until the Maturity Date with respect to the applicable Loans, the Borrower may Continue Eurodollar Loans or Convert Loans of one Type into Loans of the other Type.

         (c) Lending Offices. Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

         Section 2.2       Notes.

         (a) Notes. Each of the Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit B hereto dated the Closing Date (or such appropriate later date if such Lender is a party to an Assignment and Acceptance), payable to the order of such Lender in a principal amount equal to the sum of (A) the aggregate principal amount of the Loans of such Lender plus (B) the aggregate principal amount of the unfunded Commitment of such Lender, as originally in effect and otherwise duly completed. Each Lender is hereby authorized by the Borrower to endorse on the schedule (or a continuation thereof) attached to the Note of such Lender, to the extent applicable, the date, amount and Type of and the Interest Period for each applicable Loan made by such Lender to the Borrower and the amount of each payment or prepayment of principal of such Loan received by such Lender, provided that any failure by such Lender to make any such endorsement shall not affect the obligations of the Borrower under any such Note or this Agreement in respect of any such Loan.

         (b) Registered Notes. Any Lender that is not a U.S. Person and that could become completely exempt from withholding of U.S. Taxes in respect of payment of any Obligations due to such Lender hereunder relating to any of its Loans if such Loans were in registered form for U.S. Federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, to exchange such Lender's Note evidencing its Loans for a promissory note registered as provided in Section 13.8(h) hereof (a "Registered Note"). Registered Notes may not be exchanged for Notes that are not in registered form.

         Section 2.3 Repayment of Loans. The Borrower shall pay to the Administrative Agent for the account of each Lender the principal amount of the Loans outstanding as of the Commitment Termination Date (and the principal amount of such Loans outstanding as of such date shall be due and payable) in twenty (20) quarterly installments, commencing on the Amortization Commencement Date and continuing on each Quarterly Date thereafter, each of which installments shall be in an amount equal to [**] percent ([**]%) of the aggregate principal amount of the Loans outstanding as of the Commitment Termination Date. In addition, the Borrower shall pay to the Administrative Agent for the account of each Lender all outstanding principal of the Loans (and all outstanding principal of the Loans shall be due and payable in full) on the Maturity Date.

[**] CONFIDENTIAL TREATMENT REQUESTED

         Section 2.4       Interest.

         (a) Interest Rate. The Borrower shall pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender (or deemed made by such Lender with respect to a Loan assigned to such Lender after the making of such Loan) to the Borrower for the period commencing on the date of such Loan to, but excluding, the date such Loan shall be paid in full, at the following rates per annum:

                  (i) during the periods such Loan is a Base Rate Loan, the lesser of (A) the Base Rate plus the Applicable Margin or (B) the Maximum Rate; and

                  (ii) during the periods such Loan is a Eurodollar Loan, the lesser of (A) the Adjusted Eurodollar Rate plus the Applicable Margin or (B) the Maximum Rate.

         (b) Payment Dates. Accrued interest on the Loans shall be due and payable as follows:

                  (i)  in the case of Base Rate Loans on each Monthly Date;

                  (ii) in the case of each Eurodollar Loan, on the last day of the Interest Period with respect thereto and, in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period;

                  (iii) upon the payment or prepayment (whether mandatory or optional) of any Loan or the Conversion of any Loan to a Loan of the other Type (but only on the principal amount so paid, prepaid or Converted); and

                  (iv)  with respect to all Loans, on the Maturity Date.

         (c) Default Interest. Notwithstanding the foregoing, the Borrower shall pay to the Administrative Agent for the account of each Lender interest at the applicable Default Rate (i) at all times during which any Default has occurred and is continuing, on any principal of any Loan outstanding, and (ii) to the fullest extent permitted by law, any other amount payable by the Borrower under this Agreement or any other Loan Document to or for the account of such Lender which is not paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest accrued and payable at the Default Rate shall be payable from time to time on demand by the Administrative Agent.

         Section 2.5       Borrowing Procedure.

         (a) General Procedure. The Borrower shall give the Administrative Agent notice of each borrowing hereunder in accordance with Section 2.9. Not later than 1:00 p.m. (New York, New York time) on the date specified for each borrowing hereunder, each Lender will make available the amount of the Loan to be made by it on such date to the Administrative Agent, at the Principal Office, in immediately available funds, for the account of the Borrower. The amount of each borrowing hereunder so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available, for and on behalf of the Borrower, in immediately available funds by no later than 1:00 p.m. (New York, New York time); provided, however, that the Administrative Agent may, in its discretion, cause such amount to be made available directly to or for the benefit of the Person who is to receive the proceeds of such Loan in accordance with Section 2.10 (e.g., the Vendor if and to the extent that proceeds of such borrowing are used to pay for Nortel Networks Goods and Installation Services).

         (b) Procedure While Nortel Networks is Sole Lender -- Automatic Advancement of Loans. Notwithstanding anything to the contrary contained in this Agreement, the Administrative Agent shall cause Loans to be advanced by the Lenders for and on behalf of the Borrower whether or not (i) any Notice of Borrowing is given in accordance with Section 2.9, (ii) any of the conditions precedent set forth in Article 6 hereof are satisfied, (iii) any Default exists, or (iv) any other fact or circumstance exists, if (A) Nortel Networks shall have given five Business Day's prior written notice to the Administrative Agent and the Borrower of Nortel Networks' desire to cause the Lenders to make such Loans and (B) Nortel Networks is then the sole Lender and all proceeds of such Loans are used to pay the purchase price due for Nortel Networks Goods and Installation Services which goods or services have been delivered or rendered and which invoice has not been paid within ten (10) days after the date of invoice by the Vendor therefor and/or to pay accrued late charges relating to such purchase price in accordance with the Master Purchase Agreement. All Loans advanced pursuant to this Section 2.5(b) shall be initially advanced as Eurodollar Loans with a one month Interest Period or, if the maximum number of Interest Periods for Eurodollar Loans is already then in effect, as Base Rate Loans (but after such advancement, may be Converted or Continued in accordance with this Agreement).

         (c) Credits Under the Master Purchase Agreement. Notwithstanding anything to the contrary contained in this Agreement, if and to the extent that Nortel Networks is a Lender under this Agreement, the Borrower further hereby irrevocably agrees that each Loan to be advanced by Nortel Networks to the Borrower in accordance with this Agreement (and only in accordance with this Agreement and after the Administrative Agent's receipt of a Notice of Borrowing executed by the Borrower) may (in the discretion of Nortel Networks and if and to the extent that the proceeds of such Loan are to be paid to Nortel Networks) be effectively disbursed on the date set forth in the Notice of Borrowing for such disbursement to the Borrower by virtue of a credit in the amount of such Loan given to the Borrower under the Master Purchase Agreement.

         Section 2.6 Optional Prepayments, Conversions and Continuations of Loans. Subject to Section 2.8 and Section 2.11(c), the Borrower shall have the right from time to time to prepay the Loans in whole or in part, to Convert all or part of a Loan of one Type into a Loan of another Type or to Continue
Eurodollar Loans; provided, however, that (a) the Borrower shall give the Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in Section 2.9, (b) Eurodollar Loans may only be Converted on the last day of the Interest Period and any prepayment of Eurodollar Loans on any day other than the last day of the Interest Period shall be subject to payment of the additional compensation specified in Section 4.5, (c) except for Conversions of Eurodollar Loans into Base Rate Loans, no Conversions or Continuations shall be made while a Default has occurred and is continuing, and
(d) optional prepayments of the Loans shall be applied to the principal of the Loans prepaid in the inverse order of the maturities of the then remaining installments of such Loans. No amounts prepaid pursuant to this Section 2.6 may be reborrowed.

         Section 2.7       Mandatory Prepayments.

         (a) Asset Dispositions, etc. The Borrower shall, within two Business Days after it receives any Net Proceeds of any Asset Disposition, proceeds of any Insurance Recovery or proceeds of condemnation awards aggregating in excess of $[**] during any period of 12 consecutive months or less (the aggregate amount of all such Net Proceeds or proceeds exceeding $[**] received during any such period are herein called the "Excess Proceeds Amount"), pay to the Administrative Agent, as a prepayment of the Loans, an aggregate amount equal to the Excess Proceeds Amount; provided, however, that no such prepayment will be required if and to the extent that the Excess Proceeds Amount is re-invested in productive assets used in the ordinary course of the Borrower's or its Subsidiary's (as applicable) business within [**] days of the receipt of such Excess Proceeds Amount; provided, further, however, that the Excess Proceeds Amount shall be deposited into a cash collateral account held by the Administrative Agent pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent until such time as such amount (exclusive of any interest accrued thereon) is either re-invested within such [**] day period or applied to the Loans or other Obligations as provided in this
Section 2.7.

         (b) Excess Cash Flow. The Borrower shall, commencing on the first Quarterly Date immediately succeeding the first fiscal year end of Holdings occurring after the Commitment Termination Date and continuing on each anniversary of such Quarterly Date thereafter, pay (or cause to be paid) to the Administrative Agent, as a prepayment of the Loans and other Obligations then outstanding, an aggregate amount equal to [**] percent ([**]%) of Excess Cash Flow of the Borrower and its Subsidiaries for the fiscal year then most recently ended.

         (c) Sale of the Network. The Borrower shall, concurrently with any sale, transfer or other disposition of all or substantially all of the Network prepay in full (i) the outstanding principal amount of all Loans, (ii) all interest accrued and unpaid with respect to all Loans and (iii) all other outstanding Obligations.

         (d) Application of Mandatory  Prepayments.  All prepayments pursuant to
Section 2.7(a) and Section 2.7(b) shall be applied first to the principal of the Loans in the inverse order of the maturities of the then remaining installments of the Loans and then to the remaining outstanding Obligations in such order as the Administrative Agent may determine.

         (e) No Reborrowing. No amounts prepaid pursuant to this Section 2.7 may be reborrowed.

         Section 2.8 Minimum Amounts. Except for Conversions and prepayments pursuant to Section 2.7 and Article 4, each borrowing, each Conversion and each optional prepayment of principal of the Loans shall be in an amount at least equal to $[**] or an integral multiple of $[**] in excess thereof (borrowings, prepayments or Conversions of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder shall be deemed separate borrowings, prepayments and Conversions for purposes of the foregoing, one for each Type or Interest Period).

[**] CONFIDENTIAL TREATMENT REQUESTED

         Section 2.9 Certain Notices. Notices by the Borrower to the Administrative Agent of terminations or reductions of Commitments, of borrowings, Conversions, Continuations and prepayments of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 11:00 a.m. (New York, New York, time) on the applicable Business Day prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

--------------------------------------------------------------------------------
                                                             Number of
                 Notice                                  Business Days Prior
--------------------------------------------------------------------------------
Terminations or Reductions of Commitments                        1
--------------------------------------------------------------------------------
Borrowings of Loans which are Base Rate Loans                    2
--------------------------------------------------------------------------------
Borrowings of Loans which are Eurodollar Loans                   3
--------------------------------------------------------------------------------
Prepayments of Loans                                             3
--------------------------------------------------------------------------------

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 2.8 hereof) and Type of the Loans to be borrowed, Converted, Continued or prepaid (and, in the case of a Conversion, the Type of Loans to result from such Conversion) and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Each such notice of termination, reduction, borrowing, Conversion, Continuation or prepayment shall be in the form of Exhibit C hereto, appropriately completed as applicable. Each notice of borrowing (a "Notice of Borrowing") (a) shall certify that all proceeds of the requested Loans are, concurrently with the making of such Loans, being used by the Borrower for the purpose specified in Section 2.10 and (b) shall be accompanied by such other evidence as to use of the proceeds of such borrowing, as the Administrative Agent may reasonably request from time to time. Each notice which includes reference to the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event the Borrower fails to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this Section 2.9, such Loan (if outstanding as Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of preceding Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan. The Borrower may not borrow any Eurodollar Loans, Convert any Loans into Eurodollar Loans or Continue any Loans as Eurodollar Loans if the interest rate for such Eurodollar Loans would exceed the Maximum Rate.

         Section 2.10      Use of Proceeds.

         (a) Loans. The Borrower agrees that all proceeds of the Loans shall be used (i) to refinance the existing Debt outstanding under the Original Credit Facility, (ii) to finance the purchase price for Nortel Networks Goods and Installation Services provided by the Vendor under the Master Purchase Agreement, excluding sales and use taxes and freight charges, which Nortel Networks Goods and Installation Services shall be used in the construction and operation of the Network, (iii) to pay [**], and (iv) to pay [**].

         (b) Margin Stock. None of the proceeds of any Loan may be used to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act or to purchase or carry any margin stock (within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System).

         Section 2.11      Fees.

         (a) Subject to Section 13.12, the Borrower shall pay to the Administrative Agent for the account of each applicable Lender a commitment fee on the daily average outstanding amount of each such Lender's Commitments (as the same may be terminated or reduced pursuant to Section 2.13), for the period from and including the Closing Date to but excluding the Commitment Termination Date, at the rate per annum specified in the table below based on a 360 day year and the actual number of days elapsed and based upon the daily average outstanding amount of the Commitments, which accrued commitment fees shall be payable in arrears on each Quarterly Date and on the Commitment Termination
Date:

--------------------------------------------------------------------------------
              Daily Average Outstanding                         Commitment
                 Amount of the Loans                             Fee Rate
--------------------------------------------------------------------------------
Less than [**] of the amount of the Commitments                     [**]%
--------------------------------------------------------------------------------
Equal to or greater than [**] of the amount of the                  [**]%
Commitments but less than [**] of the amount of the
Commitments
--------------------------------------------------------------------------------
Equal to or greater than [**] of the amount of the                  [**]%
Commitments
--------------------------------------------------------------------------------

         (b) Subject to Section 13.12, the Borrower agrees to pay to the Administrative Agent and Nortel Networks such additional fees as are specified in the Administrative Agent's Letter, which fees shall be payable in such amounts and on such dates as are specified therein.


[**] CONFIDENTIAL TREATMENT REQUESTED

         Section 2.12 Computations. Interest and fees payable by the Borrower hereunder and under the other Loan Documents on all Loans shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable unless, in the case of interest or fees which constitute interest (if applicable), such calculation would result in a usurious rate, in which case interest or fees which constitute interest (if applicable) shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

         Section 2.13      Termination or Reduction of Commitments.

         (a) Notwithstanding anything to the contrary contained in this Agreement, each of the Commitments shall automatically terminate upon the earlier to occur of (i) the occurrence of any Change in Control, or (ii) any sale, transfer or other disposition of the Network or any material portion thereof.

         (b) Notwithstanding anything to the contrary contained in this Agreement, each of the Commitments shall automatically be reduced, concurrently with the making of any Loans by an amount equal to the principal amount of Loans advanced.

         (c) The Borrower shall have the right to terminate or reduce in part the unused portion of the Commitments at any time and from time to time prior to the Commitment Termination Date; provided, however, that (i) no such termination or reduction shall be effective unless the Borrower shall have given notice of each such termination or reduction as provided in Section 2.9 and (ii) each partial reduction of any such Commitment shall be in an aggregate amount at least equal to $1,000,000 or an integral multiple of $100,000 in excess thereof.

         (d) The Commitments may not be reinstated after they have been terminated or increased after they have been reduced.

                                    ARTICLE 3

                                    Payments

         Section 3.1 Method of Payment and Application of Payments. All payments of principal, interest, fees and other amounts to be made by the Borrower under this Agreement and the other Loan Documents shall be made to the Administrative Agent at the Principal Office for the account of each Lender's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim, not later than 1:00 p.m. (New York, New York time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each such payment, specify to the Administrative Agent the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may apply such payment to the Obligations in such order and manner as the Administrative Agent may elect, subject to this Section 3.1 and Section 3.2). Upon the occurrence and during the continuation of an Event of Default, all proceeds of any Collateral and all other funds of the Borrower in the possession of the Administrative Agent or any Lender may be applied by the Administrative Agent to the Obligations in such order and manner as the Administrative Agent may elect, subject to Section 3.2; provided, however, that, in the event of any sale, disposition or liquidation of the Collateral or any portion thereof as a result of or in connection with the occurrence of an Event of Default and receipt by the Administrative Agent of any proceeds thereof, or in the event of any bankruptcy or similar proceedings involving Holdings, the Borrower or any of their Subsidiaries and receipt by the Administrative Agent of any payments with respect to the Obligations in connection therewith, all proceeds thereof shall be applied by the Administrative Agent as follows unless otherwise agreed by the Administrative Agent and the Required Lenders: (i) first, to reimburse the Administrative Agent for all fees, costs and expenses relating to such sale, disposition or liquidation or bankruptcy or similar proceedings, (ii) second, to the accrued and unpaid interest with respect to the Loans, (iii) third, to the principal of the Loans (until such Loans are paid in full), and (iv) fourth, to the then remaining outstanding Obligations in such order as the Administrative Agent may determine. Each payment received by the Administrative Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

         Section 3.2 Pro Rata Treatment. Except to the extent otherwise provided in this Agreement: (a) each Loan shall be made by the Lenders under Section 2.1, each payment of commitment fees under Section 2.11(a) shall be made for the account of the Lenders and each termination or reduction of the Commitments under Section 2.13 shall be applied to the Commitments of the Lenders, pro rata according to the respective unused Commitments; (b) the making, Conversion and Continuation of Loans of a particular Type (other than Conversions provided for by Section 4.4) shall be made pro rata among the Lenders holding Loans of such Type according to the amounts of their respective Commitments; (c) each payment and prepayment by the Borrower of principal of or interest on Loans of a particular Type shall be made to the Administrative Agent for the account of the Lenders holding Loans of such Type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Lenders; and (d) Interest Periods for Loans of a particular Type shall be allocated among the Lenders holding Loans of such Type pro rata according to the respective principal amounts held by such Lenders.

         Section 3.3 Sharing of Payments, Etc. If a Lender shall obtain payment of any principal of or interest on any of the Obligations due to such Lender hereunder through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Obligations held by the other Lenders in such amounts, and make such adjustments from time to time, as shall be equitable to the end that all the Lenders shall share pro rata in accordance with the unpaid principal and interest on the Obligations then due to each of them. To such end, all of the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing a participation in the Obligations by the other Lenders may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness, liability or obligation of the Borrower.

         Section 3.4 Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Borrower (the "Payor") prior to the date on which such Lender is to make payment to the Administrative Agent of the proceeds of a Loan to be made by it hereunder or the Borrower is to make a payment to the Administrative Agent for the account of one or more of the Lenders, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient of such payment shall, on demand, pay to the Administrative Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.

         Section 3.5       Taxes.

         (a) All payments by the Borrower of principal of and interest on the Loans and of all fees and other amounts payable under the Loan Documents shall be made free and clear of, and without withholding or deduction by reason of, any present or future taxes, levies, duties, imposts, assessments or other charges levied or imposed by any Governmental Authority (other than franchise taxes and taxes on the overall net income of any Lender). If any such taxes, levies, duties, imposts, assessments or other charges are so levied or imposed, the Borrower will (i) make additional payments in such amounts so that every net payment of principal of and interest on the Loans and of all other amounts payable by it under the Loan Documents, after withholding or deduction for or on account of any such present or future taxes, levies, duties, imposts, assessments or other charges (including any tax imposed on or measured by net income of a Lender attributable to payments made to or on behalf of a Lender pursuant to this Section 3.5 and any penalties or interest attributable to such payments), will not be less than the amount provided for herein or therein absent such withholding or deduction (provided that the Borrower shall not have any obligation to pay such additional amounts to any Lender to the extent that such taxes, levies, duties, imposts, assessments or other charges are levied or imposed by reason of the failure of such Lender to comply with the provisions of
Section 3.6), (ii) make such withholding or deduction and (iii) remit the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. Without limiting the generality of the foregoing, the Borrower will, upon written request of any Lender, reimburse each such Lender for the amount of (A) such taxes, levies, duties, imports, assessments or other charges so levied or imposed by any Governmental Authority and paid by such Lender as a result of payments made by the

Borrower under or with respect to the Loans other than such taxes, levies, duties, imports, assessments and other charges previously withheld or deducted by the Borrower which have previously resulted in the payment of the required additional amount to such Lender, and (B) such taxes, levies, duties, assessments and other charges so levied or imposed with respect to any Lender reimbursement under the foregoing clause (A), so that the net amount received by such Lender (net of payments made under or with respect to the Loans) after such reimbursement will not be less than the net amount such Lender would have received if such taxes, levies, duties, assessments and other charges on such reimbursement had not been levied or imposed. The Borrower shall furnish promptly to the Administrative Agent for distribution to each affected Lender, as the case may be, upon request of such Lender, official receipts evidencing any such payment, withholding or reduction.

         (b) The Borrower will indemnify the Administrative Agent and each Lender (without duplication) against, and reimburse the Administrative Agent and each Lender for, all present and future taxes, levies, duties, imposts, assessments or other charges (including interest and penalties) levied or collected (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any taxes imposed on the overall net income of the Administrative Agent or such Lender or any lending office of the Administrative Agent or such Lender by any jurisdiction in which the Administrative Agent or such Lender or any such lending office is located, on or in respect of this Agreement, any of the Loan Documents or the Obligations or any portion thereof (the "reimbursable taxes"). Any such indemnification shall be on an after-tax basis, taking into account any such reimbursable taxes imposed on the amounts paid as indemnity.

         (c) Without prejudice to the survival of any other term or provision of this Agreement, the obligations of the Borrower under this Section 3.5 shall survive the payment of the Loans and the other Obligations and termination of the Commitments.

         Section 3.6 Withholding Tax Exemption. Each Lender that is not incorporated or otherwise formed under the laws of the U.S. or a state thereof agrees that it will, prior to or on or about the Closing Date or the date upon which it initially becomes a party to this Agreement and if it is legally able to do so, deliver to the Borrower and the Administrative Agent, two duly completed copies of U.S. Internal Revenue Service Form W-8ECI or W-8BEN or other equivalent successor form, as appropriate, certifying in any case that such Lender is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any U.S. federal income taxes. Each Lender which so delivers a Form W-8ECI or W-8BEN or other equivalent successor form, as appropriate, further undertakes to deliver to the Borrower and the Administrative Agent, two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any U.S. federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving such payments without any deduction or withholding of U.S. federal income tax.

         Section 3.7 Reinstatement of Obligations. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, if the payment of any amount of principal of or interest with respect to the Loans or any other amount of the Obligations, or any portion thereof, is rescinded, voided or must otherwise be refunded by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise for any reason whatsoever, then each of (a) the Obligations, (b) the Loan Documents (including, without limitation, this Agreement, the Notes and the Security Documents), (c) the indebtedness, liabilities and obligations of the Borrower and any other Loan Parties and (d) all Liens for the benefit of the Administrative Agent and the Lenders created under or evidenced by the Loan Documents, will be automatically reinstated and become automatically effective and in full force and effect, all to the extent that and as though such payment so rescinded, voided or otherwise refunded had never been made.

         Section 3.8 No Force Majeure, Disputes. The Borrower's obligation to pay all amounts due under the Loans and the other Obligations shall not be affected by (a) any setoff, counterclaim, recoupment, deduction, abatement, suspension, diminution, reduction, defense or other right which the Borrower may have against the Vendor for any reason whatsoever arising under or pursuant to the Master Purchase Agreement or otherwise relating to the purchase of goods or services from the Vendor, (b) any defect in the condition, design, operation or fitness for use of, or any damage to or loss or destruction of, any equipment or material or service provided by the Vendor, (c) any insolvency, bankruptcy, reorganization or similar proceedings by or against the Borrower or affecting any of its Properties, (d) any action of any Governmental Authority or any damage to or destruction of or any taking of the Borrower's Property or any part thereof, (e) any change, waiver, extension, indulgence or failure to perform or comply with, or other action or omission herein or in the other Loan Documents (except for express written modifications to this Agreement or other Loan Documents as and in the manner permitted under this Agreement or the other Loan Documents), (f) any dissolution of the Borrower or any other Loan Party, (g) any inability or illegality with respect to the use or ownership of the Borrower's Property, (h) any failure to obtain, or expiration, suspension or other termination of, or interruption to, any required licenses, permits, consents, authorizations, approvals or other legal requirements, (i) the invalidity or unenforceability of any of the Loan Documents or any other infirmity therein or any lack of power or authority of the Administrative Agent or any Lender or the Borrower, or (j) any other event or circumstance whatsoever, whether or not similar to any of the foregoing and whether or not the Borrower shall have notice or knowledge of any of the foregoing, it being the intention of the Administrative Agent and the Lenders and the Borrower that the Obligations of the Borrower shall be absolute and unconditional and shall be separate and independent covenants and agreements and shall continue unaffected unless the requirements to pay or perform the same shall have been terminated pursuant to an express provision thereof or of any of the other Loan Documents.

                                    ARTICLE 4

                         Yield Protection and Illegality

         Section 4.1       Additional Costs.

         (a) The Borrower shall pay directly to each Lender from time to time, promptly upon the request of such Lender, the costs incurred by such Lender which such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any of such Loans, or any reduction in any amount receivable by such Lender hereunder in respect of any such Loans or obligations (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                  (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (other than taxes imposed on the overall net income of such Lender or its Applicable Lending Office for any of such Loans by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                  (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (including any of such Loans or any deposits referred to in the definition of "Eurodollar Rate" in
         Section 1.1 hereof, but excluding the Reserve Requirement to the extent it is included in the calculation of the Adjusted Eurodollar Rate); or

                  (iii) imposes any other condition affecting this Agreement or the Notes or any extensions of credit or liabilities or commitments contemplated hereunder or thereunder.

Each Lender will notify the Borrower (with a copy to the Administrative Agent) of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this Section 4.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and (if so requested by the Borrower) will designate a different Applicable Lending Office for the Eurodollar Loans of such Lender if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, violate any law, rule or regulation or be in any way disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the U.S. Each Lender will furnish the Borrower with a certificate setting forth the basis and the amount of each request of such Lender for compensation under this Section 4.1(a). If any Lender requests compensation from the Borrower under this Section 4.1(a), the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or Continue making, or Convert Base Rate Loans into, Eurodollar Loans until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).

         (b) Without  limiting the effect of the  foregoing  provisions  of this
Section 4.1, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue making, or Convert Base Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).

         (c)  Determinations  and allocations by any Lender for purposes of this
Section 4.1 of the effect of any Regulatory Change on its costs of maintaining its obligation to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of Loans and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive in the absence of manifest error, provided that such determinations and allocations are made on a reasonable basis.

         Section 4.2 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if with respect to any Eurodollar Loans for any Interest Period therefor:

         (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section
1.1 hereof are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Loans as provided in this Agreement; or

         (b) the Required Lenders determine (which determination shall be conclusive absent manifest error) and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" or "Adjusted Eurodollar Rate" in Section 1.1 hereof on the basis of which the rate of interest for such Loans for such Interest Period is to be determined do not accurately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period;

then the Administrative Agent shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with the terms of this Agreement.

         Section 4.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans or (b) maintain Eurodollar Loans, then such Lender shall promptly notify the Borrower (with a copy to the Administrative Agent) thereof and such Lender's obligation to make or maintain Eurodollar Loans and to Convert Base Rate Loans into Eurodollar Loans hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 4.4 hereof shall be applicable).

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

         Section 4.4 Treatment of Affected Loans. If the obligation of any Lender to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans is suspended pursuant to Section 4.1 or Section 4.3 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for the Eurodollar Loans (or, in the case of a Conversion required by Section 4.1(b) or Section 4.3 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 4.1 or Section 4.3 hereof which gave rise to such Conversion no longer exist:

         (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

         (b) all Loans which would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made as or Converted into Base Rate Loans and all Loans of such Lender which would otherwise be Converted into Eurodollar Loans shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrower that the circumstances  specified in
Section 4.1 or Section 4.3 hereof which gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this Section 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

         Section 4.5 Compensation. The Borrower shall pay to the Administrative Agent for the account of each Lender, promptly upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:

         (a) Any payment, prepayment or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the outstanding Loans pursuant to Section 11.2) on a date other than the last day of an Interest Period for such Loan; or

         (b) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article 6 to be satisfied) to borrow, Convert or prepay a Eurodollar Loan on the date for such borrowing, Conversion or prepayment specified in the relevant notice of borrowing, prepayment or Conversion under this Agreement.

         Section 4.6 Capital Adequacy. If, after the Closing Date, any Lender shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital
adequacy   (including,   without   limitation,   any  law,  rule  or  regulation
implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender (or its parent) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on such Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, within ten Business Days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. A certificate of such Lender claiming compensation under this Section 4.6 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods.

         Section 4.7 Additional Interest on Eurodollar Loans. Without duplication of Section 2.4 or amounts directly included in the definition of the term "Adjusted Eurodollar Rate", the Borrower shall pay, directly to each Lender from time to time, additional interest on the unpaid principal amount of each Eurodollar Loan held by such Lender, from the date of the making of such Eurodollar Loan until such principal amount is paid in full, at an interest rate per annum determined by such Lender in good faith equal to the positive remainder (if any) of (a) the Adjusted Eurodollar Rate applicable to such Eurodollar Loan minus (b) the Eurodollar Rate applicable to such Eurodollar Loan. Each payment of additional interest pursuant to this Section 4.7 shall be payable by the Borrower on each date upon which interest is payable on such Eurodollar Loan pursuant to Section 2.4(b); provided, however, that the Borrower shall not be obligated to make any such payment of additional interest in accordance with this Section 4.7 until the first Business Day after the date when the Borrower has been informed (i) that such Lender is subject to a Reserve Requirement and (ii) of the amount of such Reserve Requirement (after which time the Borrower shall be obligated to make all such payments of additional interest, including, without limitation, such payment of additional interest that otherwise would have been payable by the Borrower on or prior to such time had the Borrower been earlier informed).

         Section 4.8 Replacement of Lenders. If at any time a Lender, other than Nortel Networks, becomes a Gross Up Lender (as defined in this Section 4.8), the Borrower shall have the right to replace such Lender with another Person; provided that (a) such other Person shall be an Eligible Assignee and such other Person shall execute an Assignment and Acceptance, (b) the Administrative Agent shall use commercially reasonable efforts to assist the Borrower in finding such other Person but neither the Administrative Agent nor any Lender shall have any obligation to provide such other Person, (c) in the event of a replacement of a Gross Up Lender, in order for the Borrower to be entitled to replace such
Lender:  Borrower must (i) notify such Gross Up Lender of the Borrower's

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

desire to replace such Lender within 30 days after the date the Gross Up Lender notifies the Borrower and the Administrative Agent of its desire to be paid any amount pursuant to Sections 3.5, 4.1 or 4.6 and (ii) such replacement must take place no later than 365 days after the date the Gross Up Lender is provided such notice, and (d) if the Borrower replaces one Gross Up Lender, it must replace all Gross Up Lenders or replace all Gross Up Lenders on a pro rata basis except that if the Gross Up Lender is a Gross Up Lender under this Section 4.8 as a result of a request for compensation under Section 3.5, the Borrower will not be required to replace any other Gross Up Lender. Each Lender, other than Nortel Networks, agrees to its replacement at the option of the Borrower pursuant to this Section 4.8 and in accordance with Section 12.8; provided that the successor Lender shall purchase without recourse such Lender's interest in the Obligations of the Borrower to such Lender for cash in an aggregate amount equal to the aggregate unpaid principal thereof, all unpaid interest accrued thereon, all unpaid commitment fees accrued for the account of such Lender, any breakage costs incurred by the selling Lender because of the prepayment of any Eurodollar Loans, all other fees (if any) applicable thereto and all other amounts (including any amounts under this Article 4) then owing to such Lender hereunder or under any other Loan Document and the Loan Parties shall execute a release addressed to such Lender releasing such Lender from all claims arising in connection with the Loan Documents. Any Lender who requests a payment pursuant to Section 3.5, 4.1 or 4.6 shall be deemed a "Gross Up Lender".

                                    ARTICLE 5

                                    Security

         Section 5.1 Collateral. To secure the full and complete payment and performance of the Obligations, Holdings and the Borrower will, and will cause each Subsidiary of the Borrower to, grant to the Administrative Agent for the benefit of the Administrative Agent and the Lenders a perfected, first priority Lien on all of the right, title and interest in and to their Properties as set forth below (as more specifically described in the Security Documents) whether now owned or hereafter acquired, pursuant to the Security Documents, including, without limitation, the following:

         (a) all Capital Stock of the Borrower and each Subsidiary of the Borrower;

         (b) all of the Property of the Borrower and each Subsidiary of the Borrower (as such Property is more specifically described in the Security Documents), including tangible and intangible Property and real and personal Property, including, without limitation, the following: Investments (including certificates of deposit); accounts; inventory (including, without limitation, work in process); equipment; deposit accounts (including cash collateral accounts); brokerage accounts; instruments; contract rights (including, without limitation, all contracts relating to the construction or operation of the Network, including rights of way, easements, leases and all related contracts); customer deposits in connection with purchase orders; general intangibles; real Property and interests therein (if and to the extent required pursuant to Section 5.4); instruments; chattel paper; Licenses; Intellectual Property; and intercompany Debt;

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


         (c) all Debt (i) owed by the Borrower to any Subsidiary of the Borrower, (ii) owed by any Subsidiary of the Borrower to the Borrower or to any Subsidiary to the Borrower, or (iii) owed by Holdings to the Borrower or to any Subsidiary of the Borrower; and

         (d) all cash and non-cash proceeds and products of any of the foregoing.

         The Collateral shall not include any of the following Property as long as such Property is encumbered by Permitted Liens (or, in the case of the Lucent Equipment, expected to be encumbered by November 30, 2000) and as long as such Property is not Nortel Networks Equipment, Nortel Networks Software nor any other Property acquired with the proceeds of the Loans:

         (x) any Property encumbered (or, in the case of the Lucent Equipment, expected to be encumbered by November 30, 2000) by purchase money Liens permitted by clause (g) of the definition of Permitted Liens;

         (y) the real property and related fixtures and equipment located at the Data Centers and the proceeds thereof; and

         (z) funds held back by a lender from the proceeds of a Debt Issuance in an escrow or collateral account for the purpose of paying interest on such Debt as it accrues.

         Without the consent or agreement of any Lender, the Administrative Agent shall, upon the request of the Borrower, execute such releases or other terminations of Liens as may be necessary to terminate the Liens granted to the Administrative Agent under the Security Documents in any of the Property described in the foregoing clauses (x), (y) and (z). If the Debt secured by a Permitted Lien encumbering any Property of the type described in clauses (x),
(y) or (z) immediately above shall be paid in full and the Permitted Lien on such Property is released (other than in connection with a refinancing of such Debt where the grant of a Permitted Lien to secure such refinancing Debt is contemplated) or if a Permitted Lien does not encumber the Lucent Equipment by November 30, 2000, the Borrower shall and shall cause its Subsidiaries to take such action as the Administrative Agent may reasonably require to cause the Liens of the Security Documents to encumber the Property in question and for such Liens to be perfected and protected.

         Section 5.2 Guaranties. Holdings will, and the Borrower will cause each Subsidiary of the Borrower (whether owned as of the Closing Date or thereafter organized or created) to, Guarantee the payment and performance of the Obligations pursuant to the Guaranties.

         Section   5.3   New    Subsidiaries;    Additional    Capital    Stock.
Contemporaneously with the creation or acquisition of any Subsidiary after the Closing Date, the Borrower will:

         (a) grant or cause to be granted to the Administrative Agent, for the benefit of itself and the Lenders, a perfected, first priority security interest in all Capital Stock owned by the Borrower in such Subsidiary (to the extent such Capital Stock was not previously pledged to the Administrative Agent);

         (b) cause each Subsidiary of the Borrower to Guarantee the payment and performance of the Obligations by executing and delivering to the Administrative Agent a Guaranty or a joinder therein acceptable to the Administrative Agent; and

         (c) cause each Subsidiary of the Borrower to execute and deliver to the Administrative Agent a Security Agreement and such other Security Documents, in form and substance acceptable to the Administrative Agent, as the Administrative Agent may request to grant the Administrative Agent, for the benefit of itself and the Lenders, a perfected, first priority Lien on all Property of such Subsidiary of the Borrower.

Contemporaneously with the issuance of any additional Capital Stock of the Borrower or any Subsidiary of the Borrower after the Closing Date, Holdings and the Borrower (as applicable) will, and will cause each Subsidiary to, grant or cause to be granted to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a perfected, first priority security interest in all Capital Stock owned in such Subsidiary (to the extent such Capital Stock was not previously pledged to the Administrative Agent). Each of Holdings and the Borrower covenants that none of the Capital Stock to be pledged in accordance with this Section 5.3 will be subject to any transfer restriction, shareholders' agreement or other restriction except for such restrictions under applicable securities laws, such restrictions existing as of the Closing Date which have been disclosed to the Administrative Agent in the Security Documents and such restrictions, if any, as may be reasonably acceptable to the Administrative Agent. In connection with and in addition to the foregoing, each of Holdings and the Borrower will, and will cause each Subsidiary of the Borrower and other appropriate Persons (as applicable) to, execute and/or deliver such further agreements, documents and instruments (including, without limitation, stock certificates, stock powers and financing statements) as the Administrative Agent may reasonably request in order for it to obtain and maintain the perfected, first priority Liens to be granted in accordance with this Section 5.3.

         Section 5.4 Mortgaged Properties; Landlord Waivers. Without limiting the generality of the other terms and provisions of this Article 5 but subject to the last two paragraphs of Section 5.1, the Borrower will, and will cause each Subsidiary of the Borrower to, on the Closing Date (with respect to any fee real Property or leasehold interest therein owned as of the Closing Date) or contemporaneously with the acquisition of any fee real Property or leasehold interest therein (with respect to any fee real Property or leasehold interest therein acquired after the Closing Date), execute, acknowledge and deliver to the Administrative Agent a Mortgage or an amendment or modification to an existing Mortgage covering all fee real Property and all leasehold interests therein owned by any such Loan Party, together with evidence in form and substance reasonably satisfactory to the Administrative Agent and its counsel that the Mortgage creates a valid, first priority Lien on the fee estate or leasehold estate (as applicable), in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders securing the payment and performance of the Obligations (including, without limitation and if requested by the Administrative Agent, a commitment for a mortgagee policy of title insurance insuring the Administrative Agent's first priority Lien status created by such Mortgage or a title opinion in favor of the Administrative Agent), and together with current appraisals complying with all applicable regulatory requirements and surveys certified to the

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


Administrative Agent and the Lenders if requested by the Administrative Agent, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent; provided, however, that, with respect to any particular parcel of fee real Property, the Borrower and its Subsidiaries shall not be required to execute a Mortgage or Mortgages in favor of the Administrative Agent unless and until the Borrower and/or its Subsidiaries own fee real Properties having an aggregate fair market value (inclusive of fixtures) of $[**] or more (at which time all fee real Property owned by the Borrower and/or its Subsidiaries shall be mortgaged in favor of the Administrative Agent); provided, further, however, that, with respect to any particular leasehold interest in real Property, the Borrower and its Subsidiaries shall not be required to execute a Mortgage or Mortgages in favor of the Administrative Agent unless the leasehold interest is for one of the Data Centers (pursuant to a sale and leaseback transaction permitted under Section 9.9) or with respect to any other leasehold interest, unless and until such leasehold interest has a fair market value of [**] or more (based upon the intrinsic value of such leasehold interest in excess of the rental payable thereunder). In addition, if requested by the Administrative Agent, the Borrower will, and will cause each Subsidiary of the Borrower with an interest in such Property to, provide the Administrative Agent with a current environmental assessment of such Property in form and substance reasonably satisfactory to the Administrative Agent. In addition, with respect to each lease of real Property executed by the Borrower or any Subsidiary of the Borrower and each other parcel of real Property on which any Collateral is located, the Borrower will, and will cause each Subsidiary of the Borrower to, obtain waivers or subordinations of landlord's Liens and agreements to permit the Administrative Agent's access from each sublessor, lessor or other Person in possession of such real Property and other agreements from such Persons and their respective lenders necessary or appropriate to ensure the Administrative Agent's perfected, first priority Lien on the Collateral or, as applicable, Property affected thereby, the Administrative Agent's access to such Collateral or, as applicable, Property and the right of the Administrative Agent, the Lenders or their designee to succeed to the rights of such Loan Party that is the lessee under the lease, in each case in form and substance reasonably satisfactory to the Administrative Agent; provided, however, that separate waivers or subordinations need not be obtained with respect to a location that is not owned or leased by Level 3 Communications, LLC. or Bridge if no Nortel Networks optronic equipment of a Loan Party is located at such location. The Loan Parties have disclosed pursuant to the Security Documents all locations where any Nortel Networks optronic equipment is located. In addition, with respect to any Data Center subject to a mortgage that is a Permitted Lien, the Borrower will, and will cause each Subsidiary of the Borrower to, obtain a subordination, non-disturbance and attornment agreement from each mortgagee, in form and substance reasonably satisfactory to the Administrative Agent.

         Section 5.5 Further Assurances. In addition to the foregoing, the Borrower will, and will cause each of the other Loan Parties and other appropriate Persons (as applicable) to, execute and/or deliver such further agreements, documents and instruments (including, without limitation, Security Documents and financing statements) as the Administrative Agent may reasonably request from time to time in order for it to obtain and maintain valid, perfected, first priority Liens to be granted in accordance with this Article 5. All Collateral shall remain located in the United States unless the
Administrative Agent shall have specifically consented in writing and appropriate action has been taken to maintain valid, perfected, first priority Liens on any Collateral removed from the United States; provided, that (i) Nortel Networks Equipment purchased with the proceeds of the Loans having

[**] CONFIDENTIAL TREATMENT REQUESTED

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

a value (based upon its purchase price under the Master Purchase Agreement) of not greater than $[**] may be located outside the United States as shown on
Schedule 5.5 and (ii) Collateral (other than Nortel Networks Equipment purchased with the proceeds of the Loans) having a value (based upon the book value therefor) of not greater than $[**] may be located outside the United States.

         Section 5.6 Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, without notice to Holdings or the Borrower or any other Loan Party (any such notice being hereby expressly waived by Holdings and the Borrower and the other Loan Parties), to set off and apply any and all deposits (general or special, time or demand, provisional or final excluding any trust accounts) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of Holdings, the Borrower or any other Loan Party against any and all of the Obligations now or hereafter existing under this Agreement, such Lender's Note or any other Loan Document, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand under this Agreement, such Lender's Note or any such other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower (with a copy to the Administrative Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

                                    ARTICLE 6

                              Conditions Precedent

         Section 6.1 Initial Extension of Credit. The obligation of each Lender to make its initial Loan under this Agreement (other than the Original Loans made prior to the Closing Date pursuant to the Original Credit Agreement) is subject to the receipt by the Administrative Agent, on or before the Closing Date, of all of the following in form and substance satisfactory to the Administrative Agent and the Lenders and, in the case of actions to be taken, the taking of the following required actions and evidence that such actions have been taken to the satisfaction of the Administrative Agent (it being expressly acknowledged and agreed by each Loan Party that the satisfaction of any condition set forth below in connection with the Original Credit Agreement shall not necessarily constitute satisfaction of such condition in connection with this Agreement):

         (a) Resolutions. Resolutions of the Board of Directors or equivalent governing body (as applicable) certified by the Secretary or an Assistant Secretary or equivalent officer or representative of each Loan Party which authorize the execution, delivery and performance by such Loan Party of the Loan Documents to which it is or is to be a party;

         (b) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary (or other analogous officer) of each Loan Party certifying as to the name of each officer or other representative of such Loan Party (i) who is authorized to sign the Loan Documents to

[**] CONFIDENTIAL TREATMENT REQUESTED
which it is or is to be a party (including any certificates contemplated therein), together with specimen signatures of each such officer or other representative, and (ii) who will, until replaced by other officers or representatives duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;

         (c) Certificates or Articles of Incorporation, etc. The certificate or articles of incorporation or other analogous constitutional documents of each Loan Party certified by the Secretary of State or other applicable Governmental Authority of the state of incorporation or organization of such entity and dated as of a Current Date;

         (d) Bylaws, etc. The bylaws or other analogous constitutional documents of each Loan Party certified by its Secretary or an Assistant Secretary (or other analogous officer or representative);

         (e) Governmental Certificates. Certificates of appropriate officials as to the existence and good standing of each of the Loan Parties in its jurisdiction of incorporation or organization and in all jurisdictions in which such Loan Party is qualified or is required to qualify to do business as a foreign entity, each such certificate to be dated as of a Current Date;

         (f) Notes. The Notes duly completed and executed by the Borrower (one payable to the order of each Lender with respect to each of its Commitment);

         (g) Guaranties, Security Agreements and Other Security Documents. Guaranties executed by each of the Guarantors; and Security Agreements and other Security Documents executed by each of the Loan Parties pertaining to the Collateral owned by such Loan Party or in which such Loan Party has rights sufficient to create a Lien (one such Security Agreement executed by each such Loan Party) together with all related financing statements and other filings, the Required Consents, delivery of all pledged Capital Stock and instruments constituting Collateral, together with appropriate stock powers and endorsements thereto and, with respect to each existing parcel of real Property where Collateral is located and if and to the extent required by Section 5.4, waivers or subordinations of landlord's Liens from each sublessor, lessor or other Person in possession and other agreements from such Persons and their respective lenders necessary or appropriate to ensure the Administrative Agent's perfected, first priority Lien on the Collateral or Property affected thereby, the Administrative Agent's access to such Collateral or Property and the right of the Administrative Agent, the Lenders or their designee to succeed to the rights of the Loan Party that is the lessee under the lease, in each case in form and substance satisfactory to the Administrative Agent;

         (h) Mortgages, etc. If and to the extent required by Section 5.4, Mortgages executed by the Borrower and/or the Subsidiaries of Borrower (as applicable) pertaining to the real Property Collateral owned or leased by such Loan Party (one Mortgage executed by each such Loan Party) and, with respect to each tract of such real Property, a mortgagee policy of title insurance insuring the Administrative Agent's first priority Lien status of each such Mortgage, a current survey certified to the Administrative Agent and the Lenders, an appraisal complying with all applicable regulatory requirements and an environmental survey acceptable to the Administrative Agent;

         (i) Insurance Certificates and Policies. Certificates evidencing all insurance policies required by this Agreement and the other Loan Documents and, if requested by the Administrative Agent, copies of all such insurance policies;

         (j) Lien Searches. Lien searches in the name of each of the Loan Parties (and in all names under which any of them has done business within the last five years) in each jurisdiction where such Loan Party maintains an office or has Property, showing no financing statements or other Lien instruments of record affecting the Collateral except for Permitted Liens and Liens being released prior to or concurrently with the making of the initial Loan;

         (k) Master Purchase Agreement. The Master Purchase Agreement shall have been executed and delivered by all parties thereto, and the Administrative Agent shall have received a photocopy of the Master Purchase Agreement as so executed and delivered, certified by a Responsible Officer of the Borrower as being a true and correct copy of such document;

         (l) Payment of Fees and Expenses. The Borrower shall have paid all fees due on or before the Closing Date as specified in this Agreement or in the Administrative Agent's Letter and all fees, costs and expenses of or incurred by the Administrative Agent and its counsel to the extent billed on or before the Closing Date and payable pursuant to this Agreement;

         (m) Compliance with Laws. Holdings, the Borrower and the other Loan Parties shall have complied in all material respects with all Governmental Requirements necessary to execute and deliver this Agreement and the other Loan Documents and to perform and consummate the transactions contemplated by this Agreement and the other Loan Documents;

         (n) No Prohibitions. No Governmental Requirement shall prohibit the execution or delivery of this Agreement or any other Loan Document or the performance or consummation of the transactions contemplated by this Agreement or any other Loan Document, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or to Holdings' or the Borrower's knowledge, threatened which would, enjoin, prohibit, restrain or otherwise adversely affect in any material manner the execution or delivery of this Agreement or any other Loan Document or the performance or consummation of the transactions contemplated by this Agreement or any other Loan Document or otherwise have a Material Adverse Effect;

         (o) Financial Statements. Copies of each of the financial statements referred to in Section 7.2, in each case as certified by a Responsible Officer of Holdings as having been prepared in accordance with GAAP and as fairly presenting the financial condition of Holdings and its Consolidated Subsidiaries as of the respective dates indicated therein and results of operations for the respective periods indicated therein;

         (p) Opinions of Counsel. Favorable legal opinions of counsel for the Loan Parties, in form and substance and issued by counsel satisfactory to the Administrative Agent, with respect to the Loan Parties and with respect to the Loan Documents and a favorable legal opinion of regulatory counsel to the Borrower and its Subsidiaries in form and substance satisfactory to the Administrative Agent;

         (q) Legal Matters and Loan Documents. All matters of a legal nature relating to Holdings, the Borrower and the other Loan Parties and this Agreement and the other Loan Documents shall be reasonably satisfactory to the Administrative Agent and its counsel, and the Administrative Agent shall have received all such other agreements, documents and instruments, each in form and substance and executed and delivered by all parties, as the Administrative Agent may have reasonably requested to receive;

         (r) Business Plan. A copy of the Business Plan in form and substance satisfactory to the Administrative Agent;

         (s) Material Contracts. A true and correct copy of each of the Material
Contracts  in  existence  as  of  the  Closing   Date,  in  form  and  substance
satisfactory to the Administrative Agent;

         (t) Licenses. Copies of all Licenses affecting any Loan Party in connection with its businesses or any of the Properties owned or leased by it and in connection with its businesses to be conducted and Properties to be owned or leased as contemplated by the Business Plan, and evidence satisfactory to the Administrative Agent that Holdings, the Borrower and each other Loan Party is able to conduct its businesses as currently conducted and as to be conducted as contemplated by the Business Plan with the use of such Licenses in full force and effect; and the Administrative Agent shall be satisfied that (i) the Borrower and each other Loan Party has the exclusive, unrestricted right to use each of such Licenses pursuant to license agreements or other agreements, documents or instruments in form and substance reasonably satisfactory to the Administrative Agent, which rights shall be assignable to the Administrative Agent and by the Administrative Agent to its transferees upon the occurrence of an Event of Default, and (ii) Holdings, the Borrower and each other Loan Party has complied with all initial and on-going conditions of the issuance and use of all such Licenses and all other terms and provisions thereof;

         (u) Waivers and Consents. To the extent not referred to in clause (g) preceding, copies of all material waivers and consents necessary for the execution, delivery and performance by each of the Loan Parties of the Loan Documents to which it is a party, including, without limitation, any waivers and consents in connection with the Master Purchase Agreement as the Administrative Agent may require, which waivers and consents shall be certified by a Responsible Officer of the Borrower as true and correct copies of such consents as of the Closing Date;

         (v) Regulatory Approvals. Evidence satisfactory to the Administrative Agent that all filings, consents or approvals with or of Governmental Authorities necessary or appropriate to execute and deliver this Agreement and the other Loan Documents and to perform and consummate the transactions contemplated by the Loan Documents have been made and obtained, as applicable;

         (w) No Material Adverse Change. As of the Closing Date, (i) no material adverse change shall have occurred with respect to the businesses, assets,
financial  condition,   results  of  operations,
operations, capitalization, indebtedness, liabilities, obligations, profitability or prospects or Properties or of the general affairs or management of Holdings and its Subsidiaries, taken as a whole, or of the Borrower individually or of the Borrower and its Subsidiaries taken as a whole, in each case since June 30, 2000, (ii) no disruption or adverse change in the capital markets generally or in the market for loan syndications in particular shall have occurred since June 30, 2000, which disruption or adverse change is deemed material in the judgment of the Administrative Agent, and (iii) the
Administrative Agent shall be satisfied that the financial performance of Holdings and its Subsidiaries (including, without limitation, the Borrower) prior to the Closing Date is not materially different from the financial projections for such Person(s) through the Closing Date that were previously submitted to the Administrative Agent;

         (x) Accountant's Letter. A letter from Holdings authorizing the independent public accountants of Holdings and its Subsidiaries (including, without limitation, the Borrower) to communicate with the Administrative Agent and the Lenders; and

         (y) Solvency. A certificate from each of the Loan Parties certifying that each of the Loan Parties is Solvent.

The Borrower shall deliver, or cause to be delivered, to the Administrative Agent sufficient counterparts of each agreement, document or instrument to be received by the Administrative Agent under this Section 6. 1 to permit the Administrative Agent to distribute a copy of the same to each of the Lenders. After the request of the Borrower, the Administrative Agent shall inform the Borrower in writing as to the status of satisfaction of the conditions precedent set forth in this Section 6.1.

         Section 6.2 All Extensions of Credit. The obligation of each Lender to make any Loan (including the initial Loan) under this Agreement is subject to the continued satisfaction of each of the conditions precedent set forth in
Section 6.1 and each of the following additional conditions precedent:

         (a) No Default or Material Adverse Effect. No Default or Material Adverse Effect shall have occurred and be continuing, or would result from such Loan;

         (b) Representations and Warranties. All of the representations and warranties of Holdings, the Borrower and the other Loan Parties contained in this Agreement and in the other Loan Documents shall be true and correct on and as of the date of such Loan with the same force and effect as if such representations and warranties had been made on and as of such date unless they relate solely to an earlier date;

         (c) Use of Proceeds. The Borrower shall have certified to the Administrative Agent that all proceeds of the Loans then being made by the Lenders are, concurrently with the making of such Loans, being used by the Borrower for the purposes specified in Section 2.10;

         (d) Master Purchase Agreement. The Master Purchase Agreement shall not have been terminated by the Borrower or any other Loan Party and shall remain in full force and effect;

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


         (e) Full Disclosure. Neither Holdings, the Borrower nor any other Loan Party has failed to disclose to the Administrative Agent or any Lender any material fact with respect to the Network or its business or its financial condition (including any contingent liabilities), or has failed to disclose any information, the absence of which makes any information previously disclosed to the Administrative Agent or any Lender materially misleading; and

         (f) Additional Documentation. The Administrative Agent shall have received such additional approvals, agreements, documents and instruments as the Administrative Agent may reasonably request.

Each notice of borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower that the conditions precedent set forth in this Section 6.2 have been satisfied (both as of the date of such notice and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such borrowing, as of the date of such borrowing).

         Section 6.3 Closing Certificates. The Borrower shall, concurrently with the Closing Date (with respect to the conditions precedent set forth in Section 6.1) and concurrently with the date of the making of each other Loan if requested by the Administrative Agent, execute and deliver to the Administrative Agent a certificate in form and substance satisfactory to the Administrative Agent certifying as to the satisfaction of each of the conditions precedent set forth in this Article 6 which are required to be satisfied on or before such date (without regard to whether such matters are, in fact, satisfactory to the Administrative Agent to the extent that such satisfaction is required hereunder).

                                    ARTICLE 7

                         Representations and Warranties

         Each of Holdings and the Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are on the Closing Date, and after giving effect to the funding of the initial Loans on the Closing Date and continuing thereafter as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder will be, true, correct and complete:

         Section 7.1 Existence. Each of the Loan Parties (a) is a corporation (or other entity) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation (or organization), (b) has all requisite corporate or other entity (as applicable) power and authority to own its Properties and carry on its business as now conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. Each of the Loan Parties has the power and authority and legal right to execute, deliver and perform its obligations under the Loan Documents to which it is or may become a party.

         Section 7.2       Financial Statements.

         (a) Holdings has delivered to the Administrative  Agent and the Lenders
(i) the audited consolidated and consolidating (as to the Borrower) financial statements (including balance sheet and statements of income or operations, shareholders' equity and cash flows) of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) as of and for the fiscal year ended December 31, 1999, (ii) the unaudited consolidated and consolidating (as to the Borrower) financial statements (including balance sheet and statements of income or operations, shareholders' equity and cash flows) of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) as of and for the fiscal period ended June 30, 2000, and (iii) an unaudited consolidated and consolidating (as to the Borrower) pro forma balance sheet of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) dated as of the Closing Date which gives effect to the initial Loans made on the Closing Date and the other transactions to occur on such date. All financial statements required to be delivered to the Administrative Agent in accordance with this Agreement (including, without limitation, those referred to in the immediately preceding sentence) are or will be when delivered (as applicable) true and correct, have been or will be (as applicable) prepared in accordance with GAAP (except for year-end adjustments and the absence of financial statement footnotes required by GAAP) and fairly and accurately present or will fairly and accurately present (as applicable) in all material respects, on a consolidated and consolidating (as to the Borrower where applicable) basis, the financial condition of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) as of such dates and the results of operations for the respective periods indicated therein. There has not been, as of the Closing Date, any material adverse change in the financial condition, results of operations, businesses, operations, Properties, capitalization, assets, liabilities or prospects of Holdings and its Subsidiaries taken as a whole, or of the Borrower on an individual basis or of the Borrower and its Subsidiaries taken as a whole, since June 30, 2000.

         (b) The Business Plan (including, without limitation, the financial projections contained therein) represents, as of the Closing Date, the good faith estimate of each of Holdings and the Borrower and their respective senior management concerning the probable financial condition and performance of Holdings and its Subsidiaries for the time period covered thereunder based upon the assumptions believed by such management to be reasonable at the time made.

         Section 7.3 Corporate Action; No Breach. The execution, delivery and performance by each of the Loan Parties of the Loan Documents to which it is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite entity action and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the certificate or articles of incorporation, articles of organization, bylaws, regulations or other constitutional documents of such Loan Party, (ii) any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any federal or state public utility commission or other Governmental
Authority) or any order, writ, injunction or decree of any Governmental Authority or arbitrator, or (iii) any material agreement, document or instrument to which any Loan Party is a party or by which any Loan Party or any of its Property is bound or subject, or (b) constitute a default under any such material agreement, document or instrument, or result in the creation or imposition of any Lien (except a Lien in favor of the Administrative Agent for and on behalf of the Lenders under the Security Documents as provided in Article
5) upon any of the revenues or Property of any Loan Party.

         Section 7.4 Operation of Business;  Licenses.  Each of the Loan Parties
(a) possesses all material Licenses necessary or appropriate to conduct its businesses substantially as now conducted and as to be conducted as contemplated by the Business Plan, and (b) has complied with all initial and on-going conditions to the issuance and use of all such Licenses except where failure to comply could not reasonably be expected to have a Material Adverse Effect. None of such Persons is in violation of any such material Licenses which could be expected to result in any termination or cessation thereof. All of such material Licenses required by any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any state public utility commission) or issued by any Governmental Authority as of the Closing Date are summarized by category or type, as relevant to the operation of each Loan Party, on Schedule 7.4. Such Licenses set forth on
Schedule 7.4 have been duly issued by the appropriate Governmental Authority (as applicable) and are in full force and effect, and all provisions of such Licenses have been complied with in all material respects. As of the Closing Date, no such License set forth on Schedule 7.4 is subject to any pending or, to the knowledge of the Borrower, threatened revocation or termination proceeding or action.

         Section 7.5 Intellectual Property. All Intellectual Property owned or used by each of the Loan Parties in the operation of its business is set forth on Schedule 7.5. Each of the Loan Parties owns or possesses (or will be licensed or have the full right to use) all Intellectual Property which is necessary or appropriate for the operation of its businesses as presently conducted and as currently proposed to be conducted, without any known conflict with the rights of others. The consummation of the transactions contemplated by this Agreement and the other Loan Documents will not materially alter or impair, individually or in the aggregate, any of such rights of any of the Loan Parties. No product or service of any of the Loan Parties infringes upon any Intellectual Property of any other Person, and no claim or litigation is pending or, to the knowledge of Holdings or the Borrower, threatened against any Loan Party contesting its right to sell or otherwise use any product or material or service which could reasonably be expected to have a Material Adverse Effect. There is no violation by any Loan Party of any right of such Loan Party with respect to any material Intellectual Property owned or used by such Loan Party.

         Section 7.6 Litigation and Judgments. Each material action, suit, investigation or proceeding in any court or before any arbitrator or mediator or before or by any Governmental Authority (whether or not any Governmental Authority is a party thereto) pending or, to the knowledge of Holdings or the Borrower, threatened against or affecting any Loan Party, or that relates to any of the Loan Documents as of the Closing Date, is disclosed on Schedule 7.6. None of such actions, suits, investigations or proceedings could, if adversely determined, reasonably be expected to have a Material Adverse Effect. Except as may be disclosed on Schedule 7.6, as of the Closing Date, there are no outstanding judgments against any Loan Party. No Loan Party has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability or disadvantage that could reasonably be expected to have a Material Adverse Effect.

         Section  7.7  Rights  in  Properties;  Liens.  Except as  disclosed  on
Schedule 7.7, none of the Loan Parties owns any right, title or interest in any real Property. Each Loan Party has good and marketable title to or, with respect to leasehold interests, valid leasehold interests in all of its material Properties and assets, real and personal, including the material Properties, assets and leasehold interests reflected in the financial statements described in Section 7.2(a), except where failure to have good and marketable title or valid leasehold interests could not reasonably be expected to have a Material Adverse Effect, and none of the Properties or leasehold interests of any Loan Party is subject to any Lien, except Permitted Liens. None of the Loan Parties has granted or voluntarily allowed or permitted to exist any Lien to or in favor of any Person (other than the Administrative Agent for and on behalf of the Lenders as security for the Obligations) which attaches or relates to any of the Collateral and the Liens on the Collateral in favor of the Administrative Agent are perfected, first priority Liens.

         Section 7.8 Enforceability. The Loan Documents have been duly and validly executed and delivered by each of the Loan Parties that is a party thereto, and such Loan Documents constitute the legal, valid and binding obligations of each such Loan Party, enforceable against each such Loan Party in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

         Section 7.9 Approvals. No authorization, approval or consent of, and no filing or registration with or notice to, any Governmental Authority (including the FCC) or third party is or will be necessary for the execution, delivery or performance by any Loan Party of any of the Loan Documents or any of the
Material Contracts to which it is or will be a party or for the validity or enforceability thereof, except for such consents, approvals and filings as have been validly obtained or made and are in full force and effect and except for such consents (other than the Required Consents) to the grant of a Lien in favor of the Administrative Agent in the Material Contracts which have not been obtained. The consummation of the transactions contemplated by the Loan Documents and the Material Contracts does not require the consent or approval of any other Person, except such consents and approvals (a) as have been validly obtained and are in full force and effect or (b) as to which the failure to obtain is not, individually or in the aggregate, material. None of the Loan Parties has failed to obtain any material License (including, without limitation, any FCC License) necessary or appropriate for the ownership or use of any of its Properties, conduct of its business and performance of the Business Plan.

         Section 7.10 Debt. As of the Closing Date, neither Holdings nor any of its Subsidiaries (including, without limitation, the Borrower) has any Debt other than (a) the Obligations, and (b) the Debt disclosed on Schedule 7.10 hereto.

         Section 7.11 Taxes. Each of the Loan Parties has filed (a) all tax returns (federal, state and local) and reports required to be filed, including, without limitation, all income, franchise, employment, Property and sales tax returns, and (b) all other material tax returns and reports required to be filed except where failure to file any such return or report could not reasonably be expected to have a Material Adverse Effect, and has paid all federal and other material taxes (shown on such returns or reports to be due and payable), assessments, fees and other governmental charges levied or imposed upon it or its Properties, income or assets otherwise due and payable before they become delinquent, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and no notice of Lien has been filed or recorded. There is no proposed tax assessment against any Loan Party which could, if the assessment were made, reasonably be expected to have a Material Adverse Effect.

         Section 7.12 Margin Securities. None of the Loan Parties is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X of the Board of Governors of the Federal
Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

         Section 7.13 ERISA. None of the Loan Parties or any ERISA Affiliate maintains or contributes to, or has any obligation under, any Pension Plan other than the Pension Plans identified on Schedule 7.13. Each Plan of any Loan Party is in compliance in all material respects with all applicable provisions of ERISA and the Code. Neither a Reportable Event nor a Prohibited Transaction has occurred within the last 60 months with respect to any Plan that could reasonably be expected have a Material Adverse Effect. No notice of intent to terminate a Pension Plan has been filed, nor has any Pension Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Pension Plan, nor has the PBGC instituted any such proceedings. None of the Loan Parties or any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. Each Loan Party and each ERISA Affiliate have met their minimum funding requirements under ERISA and the Code or with respect to all of their Pension Plans subject to such requirements, and, as of the Closing Date except as specified on Schedule 7.13, the present value of all vested benefits under each funded Plan (exclusive of any Multiemployer Plan) does not and will not exceed the fair market value of all such Plan assets allocable to such benefits, as determined on the most recent valuation date of such Plan and in accordance with ERISA. None of the Loan Parties or any ERISA Affiliate has incurred any liability to the PBGC under ERISA. No litigation is pending or, to Holdings' or the Borrower's knowledge, threatened concerning or involving any Plan that could reasonably be expected to have a Material Adverse Effect. There are no unfunded or unreserved liabilities (on either a going-concern basis or a wind-up basis) relating to any Plan that could, individually or in the aggregate, have a Material Adverse Effect if Holdings or the Borrower were required to fund or reserve such liability in full. As of the Closing Date, no funding waivers have been or will have been requested or granted under Section 412 of the Code with respect to any Plan. No unfunded or unreserved liability for benefits under any Plan or Plans (exclusive of any Multiemployer Plans) exceeds $100,000, with respect to any such Plan, or $200,000 with respect to all such Plans, in the aggregate as of the Closing Date, on either a going-concern basis or a wind-up basis.

         Section 7.14 Disclosure. No written statement, information, report, representation or warranty made by any Loan Party in any Loan Document or furnished to the Administrative Agent or any Lender by or on behalf of any Loan Party in connection with the Loan Documents or any transaction contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which made, not misleading. There is no fact known to Holdings or the Borrower which has had a Material Adverse Effect, and there is no fact known to Holdings or the Borrower which might in the future have a Material Adverse Effect except as may have been disclosed in writing to the Administrative Agent.

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



         Section 7.15 Loan Parties; Capitalization. Schedule 7.15 attached hereto contains, as of the Closing Date, complete and accurate information regarding (a) the identities of each of the Subsidiaries of the Borrower, (b) the number of issued and outstanding shares of each class of Capital Stock issued by the Borrower and each of its Subsidiaries and the identities of, and number and percentage of each of such shares held by, the owner(s) (both of record and beneficially) of such Capital Stock and (c) the jurisdiction of incorporation or other organization of each Loan Party. Holdings owns, beneficially and of record, all of the issued and outstanding shares of Capital Stock of the Borrower.

         Section 7.16 Compliance with Laws. None of the Loan Parties is in violation of any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any federal or state public utility commission or other Governmental Authority), except for instances of non-compliance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 7.17 Investment Company Act. None of the Loan Parties is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.18 Public Utility Holding Company Act. None of the Loan Parties is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 7.19  Environmental Matters.

         (a) Except for instances of noncompliance with or exceptions to any of the following representations and warranties that could not have, individually or in the aggregate, a Material Adverse Effect:

                  (i) Each of the Loan Parties and all of its respective Properties and operations are in full compliance with all Environmental Laws. Neither Holdings nor the Borrower is aware of, and no Loan Party has received written notice of, any past, present or future conditions, events, activities, practices or incidents which may interfere with or prevent the compliance or continued compliance by such Loan Party with all Environmental Laws;

                  (ii) Each of the Loan Parties has obtained all Licenses that are required under applicable Environmental Laws, and all such Licenses are in good standing and all such Persons are in compliance with all of the terms and conditions thereof;

                  (iii) No Hazardous Materials exist on, about or within or have been (to the knowledge of Holdings or the Borrower) or are being used, generated, stored, transported, disposed of on or Released from any of the Properties of any Loan Party except in compliance with applicable Environmental Laws. The use which each of the Loan Parties makes and intends to make of its respective Properties will not result in the use, generation, storage, transportation, accumulation, disposal or Release of any Hazardous Material on, in or from any of their currently owned Properties except in compliance with applicable Environmental Laws;

                  (iv) There are no conditions or circumstances associated with the currently owned or leased Properties or operations of any Loan Party that could reasonably be expected to give rise to any Environmental Liabilities or claims resulting in any Environmental Liabilities;

                  (v) None of the Loan Parties and none of their respective currently or previously owned or leased Properties or operations are subject to any outstanding or, to the knowledge of Holdings or the Borrower, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (A) any failure to comply with Environmental Laws, (B) any Remedial Action, or (C) any Environmental Liabilities;

                  (vi) None of the Loan Parties is subject to, or has received written notice of any claim from any Person alleging that it is or will be subject to, any Environmental Liabilities;

                  (vii) None of the Properties of any of the Loan Parties is a treatment facility (except for the recycling of Hazardous Materials generated on-site and the treatment of liquid wastes subject to the Clean Water Act or other applicable Environmental Law for temporary storage of Hazardous Materials generated on-site prior to their disposal off-site) or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., regulations thereunder or any comparable provision of state law. The Loan Parties are in compliance with all applicable financial responsibility requirements of all Environmental Laws; and

                  (viii) None of the Loan Parties has failed to file any notice required under applicable Environmental Law reporting a Release.

         (b) No Lien arising under any Environmental Law that could have, individually or in the aggregate, a Material Adverse Effect has attached to any Property or revenues of any of the Loan Parties.

         Section 7.20 Year 2000 Compliance. Each of the Loan Parties believes that it is Year 2000 Compliant as of the Closing Date except to the extent described in Schedule 8.13 and except for such instances as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.


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

         Section 7.21 Labor Disputes and Acts of God. Neither the business nor the Properties of any of the Loan Parties are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that is having or could reasonably be expected to have a Material Adverse Effect.

         Section 7.22 Material Contracts. Attached hereto as Schedule 7.22 is a complete list, as of the Closing Date, of all Material Contracts, other than the Loan Documents. All of the Material Contracts are in full force and effect and none of the Loan Parties who is a party thereto is in default under any Material Contract and, to the knowledge of Holdings and the Borrower after due inquiry, no other Person that is a party thereto is in default under any of the Material Contracts. None of the Material Contracts prohibits the transactions contemplated under the Loan Documents. Except as may be provided on Schedule 7.22, (a) each of the Material Contracts is currently in the name of a Loan Party, and (b) each of the Material Contracts (other than agreements relating to other Debt of the Loan Parties) of the Borrower and any Subsidiary of the Borrower is assignable to the Administrative Agent as collateral and is assignable by the Administrative Agent to a transferee if an Event of Default were to occur. Holdings and the Borrower have delivered to the Administrative Agent a complete and current copy of each Material Contract (other than purchase orders entered into in the ordinary course of business) existing on the Closing Date.

         Section 7.23 Outstanding Securities. All outstanding securities (as defined in the Securities Act of 1933, as amended, or any successor thereto, and the rules and regulations of the Securities and Exchange Commission thereunder) of each of the Loan Parties have been offered, issued, sold and delivered in compliance with all applicable Governmental Requirements.

         Section 7.24 Solvency. Each of the Loan Parties, as a separate entity, is Solvent, both before and after giving effect to the Loans.

         Section 7.25 Employee Matters. Except as set forth on Schedule 7.25, as of the Closing Date (a) neither any Loan Party nor any of its employees is subject to any collective bargaining agreement, and (b) no petition for certification or union election is pending with respect to the employees of any Loan Party, and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any such Person. There are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of Holdings and the Borrower after due inquiry, threatened against, any Loan Party or its respective employees which could have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 7.25, as of the Closing Date, none of the Loan Parties is subject to an employment contract.

         Section 7.26 Insurance. Schedule 7.26 sets forth a complete and accurate description of all policies of insurance that are in effect as of the Closing Date for the Loan Parties and their Properties. No notice of cancellation has been received for any of such policies and each of the Loan Parties and the owner and holder of each such policy are in compliance with all of the terms and conditions of such policies.

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


         Section 7.27 Common Enterprise. Holdings and its Subsidiaries (including, without limitation, the Borrower) are members of an affiliated group with each other such Person and are collectively engaged in a common enterprise with one another. Each of the Loan Parties expects to derive substantial benefit (and may reasonably be expected to derive substantial benefit), directly and indirectly, from the Loans contemplated by this Agreement, both in its separate capacity and as a member of an affiliated and integrated group.

         Section 7.28 Burdensome Agreements. None of the Loan Parties is a party to any indenture, loan agreement, credit agreement, stock purchase agreement or any lease or other agreement, document or instrument, or subject to any charter or corporate restriction, that is unduly and materially burdensome or that could reasonably be expected to have a Material Adverse Effect. None of the Loan Parties is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, document or instrument binding on it or its Properties, except for instances of noncompliance that, individually or in the aggregate, could not have a Material Adverse Effect.

                                    ARTICLE 8

                              Affirmative Covenants

         Each of Holdings and the Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 8.1 Reporting Requirements. Holdings and/or the Borrower will furnish (or will cause to be furnished) to the Administrative Agent and each
Lender:

         (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each fiscal year of Holdings, beginning with the fiscal year ending December 31, 2000, either (i) a copy of the Form 10-K (including all financial statements contained therein) filed by Holdings as of the end of and for such fiscal year then ended, together with consolidating schedules for the Borrower with respect to the financial statements contained therein, or (ii) a copy of the annual audit report (including the consolidated balance sheet) of Holdings and its Subsidiaries (including, without limitation, the Borrower) as of the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, together with consolidating schedules for the Borrower with respect to the balance sheet and statement of income or operations, in each case setting forth in comparative form the figures for the previous fiscal year, except for the balance sheet where the comparative figures from the previous year end will be set forth and accompanied by the opinion of independent certified public accountants of recognized standing reasonably acceptable to the Administrative Agent, which opinion shall state that such consolidated financial statements present fairly, in all material respects, the financial position and results of operations for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and which opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of such Person's records;

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


         (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each of the quarters of each fiscal year of Holdings, beginning with the fiscal quarter ending September 30, 2000, either
(i) a copy of the Form 10-Q (including all financial statements contained therein) filed by Holdings as of the end of and for such fiscal quarter then ended, together with consolidating schedules for the Borrower with respect to the balance sheet and statement of operations, or (ii) a copy of the unaudited consolidated balance sheet of Holdings and its Subsidiaries (including, without limitation, the Borrower) as of the end of such quarter and the related consolidated statements of income or operations, shareholders' equity and cash flows and quarterly operating budgets for the period commencing on the first day and ending on the last day of such quarter, together with unaudited consolidating schedules for the Borrower with respect to each of such financial statements (other than the cash flow) and consolidated quarterly operating budgets, in each case setting forth in comparative form the information or figures and quarterly operating budget figures, respectively, for (or as of the end of) the corresponding period of the preceding fiscal year (other than with respect to the operating budget for which only the current year operating budget will be provided), and certified by an appropriate Responsible Officer of Holdings as fairly presenting, in accordance with GAAP, the financial position and the results of operations of Holdings and its Subsidiaries (including, without limitation, the Borrower), except for year-end adjustments and financial statement footnotes required by GAAP;

         (c) Compliance Certificate. Concurrently with the delivery of each of the financial statements referred to in Sections 8.1(a) and 8.1(b), a Compliance Certificate of a Responsible Officer of Holdings and the Borrower substantially in the form of Exhibit D hereto, appropriately completed, stating that, to the best of such officer's knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, stating the nature thereof and the action that has been taken and is proposed to be taken with respect thereto;

         (d) Notice of Actions, Suits, Investigations or Proceedings. Promptly after the commencement thereof, notice of all actions, suits, investigations and proceedings in any court or before any arbitrator or mediator or before or by any Governmental Authority (including the FCC) (whether or not any Governmental Authority is a party thereto) affecting any Loan Party or any License, which, if determined adversely to any Loan Party, could reasonably be expected to have a Material Adverse Effect;

         (e) Notice of Default, etc. As soon as possible and in any event immediately upon Holdings' or the Borrower's knowledge of the occurrence of any Default, a written notice setting forth the details of such Default and the action that Holdings and/or any of its Subsidiaries (including, without limitation, the Borrower) has taken and, if and to the extent known, proposes to take with respect thereto;

         (f) ERISA Plan Reports. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which Holdings, the Borrower or any of their ERISA Affiliates files with or receives from the PBGC or the U.S. Department of Labor under ERISA with respect to a Pension Plan or for which Holdings or the Borrower has any potential liability; and as soon as possible and in any event within five days after Holdings or the Borrower knows or has reason to know that any Pension Plan is insolvent, or that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or Multiemployer Plan, or that the PBGC, Holdings, the Borrower or any ERISA Affiliate has instituted or will institute proceedings under ERISA to terminate or withdraw from or reorganize any Pension Plan, a certificate of a Responsible Officer of Holdings setting forth the details as to such insolvency, withdrawal, Reportable Event, Prohibited Transaction or termination and the action that Holdings and/or any of its Subsidiaries (including, without limitation, the Borrower) has taken and proposes to take with respect thereto;

         (g) Proxy Statements, Etc. As soon as available, one copy of each (if any) financial statement, report, notice or proxy statement sent by Holdings or the Borrower to its stockholders or other security holders generally and one copy of each (if any) regular, periodic or special report (including, without limitation, reports on forms 10-K, 10-Q and 8-K), registration statement or prospectus filed by Holdings with any securities exchange or the Securities and Exchange Commission or any successor agency;

         (h) Insurance. Within 60 days prior to the end of each fiscal year of Holdings, a report in form and substance reasonably satisfactory to the Administrative Agent summarizing all material insurance coverage maintained by Holdings and its Subsidiaries (including, without limitation, the Borrower) as of the date of such report and all material insurance coverage planned to be maintained by such Persons in the subsequent fiscal year;

         (i) Plan Information. From time to time, as reasonably requested by the Administrative Agent or any Lender, such books, records and other documents relating to any Pension Plan as the Administrative Agent or any Lender shall specify; prior to any termination, partial termination or merger of a Pension Plan covering employees of Holdings, the Borrower or any ERISA Affiliate, or a transfer of assets of a Pension Plan covering employees of Holdings, the Borrower or any ERISA Affiliate, written notification thereof; promptly upon Holdings' or the Borrower's receipt thereof, a copy of any determination letter or advisory opinion regarding any Pension Plan received from any Governmental Authority and any amendment or modification thereto as may be necessary as a condition to obtaining a favorable determination letter or advisory opinion; and promptly upon the occurrence thereof, written notification of any action requested by any Governmental Authority to be taken as a condition to any such determination letter or advisory opinion;

         (j) Business Plan, etc. Not later than 15 days prior to the end of each fiscal year, an update of the Business Plan for the immediately succeeding fiscal year and for the next succeeding nine fiscal years and, promptly upon any preparation thereof, any proposed amendment, modification or supplement to the Business Plan;

         (k) Management Letters. Promptly upon each receipt thereof by any Loan Party, a copy of any management letter submitted to such Loan Party by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects or Properties of any Loan Party;

         (l) Reports to Other Creditors. Promptly after the furnishing thereof, a copy of any financial or other material statement or report furnished by any Loan Party to any other party pursuant to the terms of any indenture, loan, stock purchase or credit or similar agreement and not otherwise required to be furnished to the Administrative Agent and the Lenders pursuant to any other clause of this Section 8.1;

         (m) Notice of Material Adverse Effect. Within two Business Days after any Loan Party becomes aware thereof, written notice of any matter that could reasonably be expected to have a Material Adverse Effect;

         (n) Environmental Assessments and Notices. Promptly after the receipt thereof, a copy of each environmental assessment (including any analysis relating thereto) prepared with respect to any Property of any Loan Party and each notice sent by any Governmental Authority to any Loan Party relating to any failure or alleged failure to comply with any Environmental Law or any liability with respect thereto; and

         (o) Notices Under Material Contracts. Promptly after the receipt thereof by any Loan Party and promptly after the delivery thereof by any Loan Party, a copy of each written notice delivered under any Material Contract or real Property lease as to which the Borrower or any Subsidiary of the Borrower is obligated to cause a landlord's waiver or subordination to be provided in accordance with Section 5.4, which notice (i) relates to any alleged default under or noncompliance with or proposed termination of such Material Contract or real Property lease or (ii) otherwise relates to any matter under any Material Contract or real Property lease which could reasonably be expected to have a Material Adverse Effect;

         (p) Notices Under Bridge and Level 3 Agreements. Promptly after the receipt by any Loan Party and promptly after the delivery by any Loan Party, a copy of each written notice delivered under any Bridge Agreement which notice
(i) relates to an "Event of Default" as defined in any Bridge Agreement or any other event that will entitle a party to terminate any Bridge Agreement, (ii) relates to a dispute resolution proceeding under any Bridge Agreement, or (iii) otherwise relates to matter under the Bridge Agreements which could give rise to Material Adverse Effect. Promptly after the receipt by any Loan Party and promptly after the delivery by any Loan Party, a copy of each written notice delivered under any Level 3 Agreement which notice (i) relates to an event of default as defined in any Level 3 Agreement or any other event that will entitle a party to terminate any Level 3 Agreement, (ii) relates to a dispute resolution proceeding under any Level 3 Agreement, or (iii) otherwise relates to matter under the Level 3 Agreements which could give rise to Material Adverse Effect;

         (q) Material Contracts and Leases. Concurrently with the delivery of the compliance certificate referred to in Section 8.1(c), a true and correct copy of newly created Material Contract to which the Borrower or any of Subsidiary of the Borrower is a party or (directly or indirectly) subject and of each lease of real Property to which Holdings, the Borrower or any of Subsidiary of the Borrower is a party or (directly or indirectly) subject and as to which a waiver or subordination of landlord's Lien is required to be provided in accordance with Section 5.4; and

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         (r) General  Information.  Promptly,  such other  business,  financial, corporate affairs and other similar information concerning the Loan Parties and/or the Collateral as the Administrative Agent or any Lender may from time to time reasonably request, including, for example and without limitation, aged trial balances of all then-existing Receivables and all then existing accounts payable of the Borrower and reports as to key business and operational statistics of Holdings and the Borrower. In addition, the Borrower will ensure that its officers and other personnel of the Loan Parties are available from time to time upon reasonable notice and during normal business hours to discuss the agreements, documents, matters and information referred to in this Section
8.1 with the Administrative Agent and the Lenders as they may reasonably request from time to time.

         Section 8.2 Maintenance of Existence; Conduct of Business. Each of Holdings and the Borrower will, and will cause each of the other Loan Parties to, preserve and maintain its entity existence. Each of Holdings and the Borrower will, and will cause each of the other Loan Parties to, conduct its business in an orderly and efficient manner in accordance with good business practices and the Business Plan.

         Section 8.3 Maintenance of Properties and Licenses. Each of Holdings and the Borrower will, and will cause each of the other Loan Parties to, maintain, keep and preserve all of its Properties, privileges, qualifications, intangible Property, contract and other rights and Licenses that are material in the proper conduct of its businesses in existence and/or in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereof. Without limiting the generality of the foregoing, each of the Loan Parties will (a) own or possess (or will be licensed or have the full right to use) all Intellectual Property which is necessary or appropriate for the operation of their respective businesses as currently conducted and as proposed to be conducted, without any known conflict with the rights of others, and (b) maintain and preserve good and marketable title to, or, with respect to leasehold interests, valid leasehold interests in, all of its material Properties and assets, real and personal, including the material Properties and leasehold interests reflected in the financial statements described in Section 7.2(a), except where failure to have good and marketable title or valid leasehold interests could not reasonably be expected to have a Material Adverse Effect.

         Section 8.4 Taxes and Claims. Each of Holdings and the Borrower will, and will cause each of the other Loan Parties to, pay or discharge before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property; provided, however, that none of the Loan Parties shall be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP.

         Section 8.5       Insurance.

         (a) Each of Holdings and the Borrower will, and will cause each of the other Loan Parties to, keep insured by financially sound and reputable insurers all Property of a character usually insured

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by  responsible  entities  engaged in the same or a similar  business  similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations or entities and carry such other insurance as is usually carried by such corporations or entities, provided that in any event the Loan Parties will maintain:

                  (i) Property Insurance. Insurance against loss or damage covering substantially all of the tangible real and personal Property (including, without limitation, the Nortel Networks Equipment and other equipment related to the Network) and improvements of such Person by reason of any Peril (as defined below) in such amounts as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy, but in any event in such amounts as are (A) reasonably available as determined by the Borrower's independent insurance broker and (B) reasonably acceptable to the Administrative Agent.

                  (ii) Automobile Liability Insurance for Bodily Injury and Property Damage. Insurance in respect of all vehicles (whether owned, hired or rented by such Person) at any time located at, or used in connection with, its Properties or operations against liabilities for bodily injury and Property damage in such amounts as are then customary for vehicles used in connection with similar Properties and businesses, but in any event to the extent required by applicable law.

                  (iii) Comprehensive General Liability Insurance. Insurance against claims for bodily injury, death or Property damage occurring on, in or about the Property (and adjoining streets, sidewalks and waterways) of such Person, in such amounts as are then customary for Property similar in use in the jurisdictions where such Properties are located.

                  (iv) Worker's Compensation Insurance. Worker's compensation insurance (including employers' liability insurance) to the extent required by applicable law, which may be self-insurance to the extent permitted by applicable law.

Without limiting the generality of the foregoing, the Loan Parties shall purchase and maintain in effect all-risk, property and casualty insurance (including casualty insurance covering earthquake and flood damage) reasonably acceptable and in amounts (A) reasonably available as determined by the Borrower's independent insurance broker and (B) reasonably acceptable to the Administrative Agent covering all Nortel Networks Equipment and other equipment related to the Network and liability insurance covering the operations of Holdings and its Subsidiaries (including, without limitation, the Borrower). All insurance shall be written by financially responsible companies selected by the applicable Loan Party and having an A.M. Best Rating of "A-" or better and being in a financial size category of "VI" or larger, or by other companies reasonably acceptable to the Administrative Agent. Each policy referred to in this Section
8.5 shall name the Administrative Agent (for the benefit of itself and the other Lenders) as loss payee (with respect to casualty insurance policies) and additional insured (with respect to liability insurance policies) and shall provide that it will not be canceled, amended or reduced except after not less than 30 days' prior written notice to the Administrative Agent and shall also provide that the interests of the Administrative Agent and the Lenders shall not be invalidated or reduced by any act, omission or negligence of any Loan Party. Holdings and/or the

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Borrower  will  advise  the   Administrative   Agent   promptly  of  any  policy
cancellation, reduction or amendment. For purposes hereof, the term "Peril" shall mean, collectively, fire, lightning, flood, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the Properties of the Loan Parties are located.

         (b)  The   Borrower   will  pay  all   Insurance   Recoveries   to  the
Administrative Agent for application against the Obligations if and to the extent required in accordance with Section 2.7(a).

         (c) If a Default shall have occurred and be continuing, the Borrower will cause all proceeds of insurance paid on account of the loss of or damage to any Property of any Loan Party and all awards of compensation for any Property of any Loan Party taken by condemnation or eminent domain to be promptly paid directly to the Administrative Agent to be applied against or held as security for the Obligations, at the election of the Administrative Agent and the Required Lenders.

         Section 8.6 Inspection Rights. Each of Holdings and the Borrower will, and will cause each of the other Loan Parties to, permit representatives and agents of the Administrative Agent and the Lenders, during normal business hours and upon reasonable notice to Holdings or the Borrower, to examine, copy and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations and financial condition with its officers and independent certified public accountants. Each of Holdings and the Borrower will authorize, and will cause each of the other Loan Parties to authorize, its accountants in writing (with a copy to the Administrative Agent) to comply with this Section 8.6. The Administrative Agent and/or its representatives may, at any time and from time to time at the Borrower's expense, conduct field exams for such purposes as the Administrative Agent may reasonably request during normal business hours and upon reasonable notice to Holdings or the Borrower.

         Section 8.7 Keeping Books and Records. Each of Holdings and the Borrower will, and will cause each of the other Loan Parties to, maintain appropriate books of record and account in accordance with GAAP consistently applied in which true, full and correct entries will be made of their respective dealings and business affairs.

         Section 8.8 Compliance with Laws. Each of Holdings and the Borrower will, and will cause each of the other Loan Parties to, comply with all Governmental Requirements applicable to the operation of its business (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any federal or state public utility commission or other Governmental Authority), except for instances of noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         Section 8.9 Compliance with Agreements. Each of Holdings and the Borrower will, and will cause each of the other Loan Parties to, comply with all agreements, documents and instruments binding on it or affecting its Properties or business, including, without limitation, all Material Contracts, except for instances of noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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


         Section 8.10 Further Assurances. Each of Holdings and the Borrower will execute and deliver, and will cause each of the other Loan Parties to execute and deliver, such further agreements, documents and instruments (including, without limitation, financing statements and amendments to financing statements specifying each item of the Collateral and the serial number therefor) and take such further actions as may be reasonably requested by the Administrative Agent to carry out the terms and provisions and purposes of this Agreement and the other Loan Documents, to evidence the Obligations and to create, preserve, maintain and perfect the Liens of the Administrative Agent for the benefit of itself and the Lenders in and to the Collateral and the required priority of such Liens. Without limiting the generality of the foregoing, each of Holdings and the Borrower will, and will cause each of the other Loan Parties to, (a) take all necessary actions to and otherwise ensure that, at all times, the Obligations will rank senior in respect of priority of payment to any Subordinated Debt (to the extent of the subordination provisions in the Subordinated Debt Documents governing such Subordinated Debt) and will rank at least pari passu in respect of priority of treatment with all other present and future Debt of the Borrower (excluding rights of secured parties with respect to Permitted Liens) and (b) take all necessary actions to and otherwise ensure that, at all times, the indebtedness, liabilities and obligations of Holdings under this Agreement and the Guaranty executed by Holdings will rank at least pari passu in respect of priority of treatment with all other present and future Debt of Holdings (excluding rights of secured parties with respect to Permitted Liens).

         Section 8.11 ERISA. Each of Holdings and the Borrower will, and will cause each of its ERISA Affiliates to, comply with all minimum funding requirements and all other material requirements of ERISA so as not to give rise to any material liability thereunder.

         Section 8.12 Non-Consolidation. Each of Holdings and the Borrower will, and will cause each Subsidiary of Holdings and the Borrower to: (a) maintain entity records and books of account separate from those of any other entity which is an Affiliate of such Person; (b) not commingle its funds or assets with those of any other entity which is an Affiliate of such Person; and (c) provide that its Board of Directors or other analogous governing body will hold all appropriate meetings to authorize and approve such Person's entity actions, which meetings will be separate from those of other Persons.

         Section 8.13 Year 2000 Compliance. Except as set forth in Schedule 8.13 and except for such instances as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, all of the material computer software, computer hardware (whether general or special purpose), and other similar or related items of automated, computerized or software systems that are used or relied upon by any Loan Party in the conduct of its business are and will continue to be Year 2000 Compliant and, without limiting the generality of the foregoing, will not malfunction, will not cease to function, will not generate incorrect data and will not produce incorrect results when processing, providing or receiving (a) date-related data into and between the twentieth and twenty-first centuries and (b) date-related data in connection with any valid date in the twentieth and twenty-first centuries. Holdings or the Borrower will promptly notify the Administrative Agent in the event any Loan Party discovers or determines that any computer application (including those of its suppliers and vendors) that is material to such Loan Party's business and operations will not be Year 2000 Compliant on a timely basis.

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


         Section 8.14 Trade Accounts Payable. Each of Holdings and the Borrower will, and will cause each of the other Loan Parties to, pay all trade accounts payable before the same become more than 90 days past due, except (a) trade accounts payable contested in good faith, (b) trade accounts payable in an aggregate amount not to exceed $[**] at any time outstanding and with respect to which no proceeding to enforce collection has been commenced or, to the knowledge of any Loan Party, threatened or (c) amounts not to exceed $[**] owed as of the Closing Date to Lucent Technologies, Inc. for the purchase of the Lucent Equipment to the extent such amounts are to be financed and secured by Permitted Liens and only to the extent Lucent Technologies, Inc. is not demanding the payment of such amounts or otherwise taking action to enforce collection of such amounts unless the payment of such amounts is being contested by the Borrower in good faith by appropriate proceedings diligently pursued.

         Section 8.15 Delivery of Certain Amendments, Material Contracts and Subordinated Debt Documents. Each of Holdings and the Borrower will, and will cause each of the other Loan Parties to, promptly deliver to the Administrative Agent any amendment, modification or supplement to (a) the certificate or articles of incorporation, articles of organization, bylaws or other organizational documents of any Loan Party, (b) any Material Contract to which it is a party, (c) any License which it possesses, and (d) any Subordinated Debt Document; provided, however, that any such amendment, modification or supplement shall be subject to the provisions of Section 9.15. Each of Holdings and the Borrower will, and will cause each of the other Loan Parties to, deliver to the Administrative Agent, promptly after such Material Contract or Subordinated Debt Document comes into existence, a true and correct copy of each such Material Contract or Subordinated Debt Document in existence which is not identified on
Schedule 7.22.

         Section 8.16 Interest Rate Protection. The Borrower will, commencing on or before the 30th day after the Closing Date, maintain in full force and effect through the final Maturity Date one or more Interest Rate Protection Agreements, in form and substance reasonably satisfactory to the Administrative Agent, with one or more counterparties rated in one of the three highest rating categories of Standard & Poors Corporation or Moody's Investors Services, Inc. and otherwise reasonably acceptable to the Administrative Agent, that enable the Borrower to fix or place a limit upon a rate of interest with respect to not less than an aggregate notional amount (not less than zero) equal to fifty percent (50.0%) of the remainder of the aggregate amount of Total Debt minus the aggregate amount of such Total Debt with a fixed interest rate. The maximum amount for which interest may be fixed or limited under all such Interest Rate Protection Agreements shall not exceed one hundred percent (100%) of the Total Debt of the Borrower and its Subsidiaries bearing interest at a variable rate.

         Section 8.17 Ownership of Telecommunications Assets and Telecommunications Business; Holdings to Remain a Holding Company. The Borrower shall, at all times and except as may be set forth on Schedule 8.17, own or lease all Telecommunications Assets used or useful in the operation of the Telecommunications Business of Holdings and its Subsidiaries in the United States. Holdings shall at all times be a holding company that does not own any material Properties or assets other than the Capital Stock of its Subsidiaries and Holdings' sole business shall be the ownership of the Capital Stock of its Subsidiaries and matters incidental thereto, including the raising of capital. Holdings shall not own or lease Telecommunications Assets used or useful in the operation of the Telecommunications Business.

[**] CONFIDENTIAL TREATMENT REQUESTED

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         Section 8.18  Observation  Rights.  So long as Nortel Networks holds at least fifty percent (50%) of the Commitments, Holdings and the Borrower shall give Nortel Networks notice of each meeting of the Board of Directors of Holdings or the Borrower and each meeting of any committee of the Board of Directors of Holdings or the Borrower (other than the audit committee or the compensation committee) not less than five Business Days prior to the dates of any such meetings and allow a Person designated by Nortel Networks to serve as an observer (the "Observer") who may attend all such meetings of the Board of Directors of Holdings or the Borrower and any committee of the Board of Directors of Holdings or the Borrower (other than the audit committee or the compensation committee); provided, that the Observer may be excused at the request of the majority of the directors present at any such meeting for discussions of sensitive information regarding Nortel Networks or competitors of Nortel Networks. The Observer will not be a director, nor entitled to vote on any matter submitted to the Board of Directors of Holdings or the Borrower (or any committee of such board), and will have no rights, duties, liabilities or obligations of a director. The Observer may share any information gained from presence at such meetings with the employees, officers, directors, attorneys and advisors of Nortel Networks who have a need to know such information in the performance of their duties (collectively, the "Representatives"), but such information shall otherwise be kept confidential by Nortel Networks and its Representatives to the same extent that financial information with regard to the Borrower is required to be kept confidential in accordance with the terms of this Agreement. Holdings or the Borrower shall reimburse the Observer for all reasonable costs of travel to attend all such meetings of the Board of Directors of Holdings or the Borrower or any committee of the Board of Directors of Holdings or the Borrower (other than the audit committee or the compensation committee) and all other reasonable out-of-pocket expenses of the Observer relating to such meetings and attendance.

         Section 8.19 Contributions to the Equity Capital of the Borrower. Holdings agrees that it will, substantially concurrently with its actual or constructive receipt of any Net Proceeds of any Equity Issuance or Debt Issuance, contribute [**] ([**]%) of such Net Proceeds as equity or Subordinated Debt of the Borrower; provided, however, that at such time as the aggregate amount contributed or lent to the Borrower pursuant to the requirements of this
Section 8.19, together with the amount of net cash proceeds realized from any financing or sale of the Data Centers, exceeds the sum of (i) $[**] plus (ii) any amount Borrower has paid or has become obligated to pay under Section 11.4 of the Bridge Network Services Agreement, the obligations of Holdings under this
Section 8.19 shall cease.

         Section 8.20 Veracity and Accuracy of Financial Statements. All financial statements to be delivered to the Administrative Agent in accordance with this Agreement will be, when delivered, true and correct (subject to any estimates or approximations permitted in accordance with GAAP), will be prepared in accordance with GAAP (except, in the case of other than annual financial statements, for

[**] CONFIDENTIAL TREATMENT REQUESTED

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year-end  adjustments and the absence of financial  statement footnotes required by GAAP and, in the case of the unaudited pro forma balance sheet, the pro forma nature of such financial statement) and will fairly and accurately present in
all  material   respects,   on  a  consolidated  and  consolidating   basis  (as
applicable),   the  financial   condition  of  Holdings  and  its   Consolidated
Subsidiaries (including without limitation, the Borrower) as of the respective dates indicated therein and the results of operations for the respective periods indicated therein.

         Section 8.21 Investment Company Act and Public Utility Holding Company Act. Each of the Loan Parties will take such actions as may be necessary or appropriate to ensure that it is not, and does not become, (a) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 8.22 Management Team. Holdings and the Borrower will at all times maintain an experienced telecom management team composed of, at a minimum, a chief executive officer, a chief financial officer, a chief operating officer and a chief technology officer.

                                    ARTICLE 9

                               Negative Covenants

         Each of Holdings and the Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 9.1 Debt. Neither Holdings nor the Borrower will, nor will the Borrower permit any Subsidiary of the Borrower to, incur, create, assume or permit to exist any Debt, except:

         (a) Debt to the Lenders pursuant to the Loan Documents;

         (b) unsecured Debt under Interest Rate Protection Agreements entered into in compliance with Section 8.16; provided, however, that Debt thereunder may be secured if such Debt constitutes a part of the Obligations;

         (c) existing Debt in the principal amounts and as otherwise described on Schedule 7.10 hereto and renewals, extensions or refinancings of such Debt which do not increase the outstanding principal amount of such Debt, which do not shorten the maturity of any principal of such Debt and the terms and provisions of which are not materially more onerous than the terms and provisions of such Debt on the Closing Date;

         (d) purchase money Debt (including Capital Lease Obligations) secured by purchase money Liens, which Debt and Liens are permitted under and meet all of the requirements of clause (g) (including subclauses (i), (ii), (iii) and (iv) thereof) of the definition of Permitted Liens contained in Section 1.1;

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         (e)  liabilities of Holdings and/or the Borrower in respect of unfunded vested benefits under any Plan if and to the extent that the existence of such liabilities will not constitute, cause or result in a Default;

         (f) intercompany Debt between or among the Borrower and any of its Wholly-Owned Subsidiaries incurred in the ordinary course of business, subject to the following requirements: any and all of the Debt permitted pursuant to this clause (f): (i) shall not exceed $[**] in aggregate principal amount outstanding, (ii) shall be unsecured, (iii) shall be evidenced by instruments
satisfactory  to  the  Administrative   Agent  which  will  be  pledged  to  the
Administrative Agent for the benefit of the Administrative Agent and the Lenders, and (iv) shall be subordinated to the Obligations pursuant to a subordination agreement in form and substance satisfactory to the Administrative Agent; provided, however, that temporary advances made from time to time in the ordinary course of business not to exceed $[**] in aggregate principal amount at any time owing by any Wholly-Owned Subsidiary of the Borrower to the Borrower shall not be required to meet the requirements of clause (iii) or clause (iv) preceding;

         (g) if at the time of incurrence no Default exists or would result therefrom, Debt of the type described in clauses (a), (b), (c) and (d) of the definition thereof incurred by the Borrower or one of its Subsidiaries to finance or refinance the construction of the Data Centers in an amount not to exceed $[**] in the aggregate at any time outstanding provided such Debt is secured by Permitted Liens of the type described in clause (h) of the definition of Permitted Liens; and

         (h) unsecured  Debt of the type  described in clauses (a), (b), (c) and
(d) of the definition thereof (in addition to the Debt permitted by clauses (a) through (g) of this Section 9.1) incurred by Holdings or Borrower; provided as of the date of the incurrence thereof: (i) no Default shall exist or result therefrom, (ii) any such Debt of the Borrower payable to Holdings shall be Subordinated Debt, and (iii) [**]. For purposes of Section 10.6 and such proforma effect, such Debt shall be assumed to have been incurred on the first day of the period of measurement and the interest rate in effect for such period shall be assumed to be the interest rate in effect on the date of calculation.

         Section 9.2 Limitation on Liens. Neither Holdings nor the Borrower will, nor will the Borrower permit any Subsidiary of the Borrower to (a) incur, create, assume or permit to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, except Permitted Liens and (b) enter into any negative pledge or similar arrangement in favor of other creditors in any way restricting, limiting or otherwise affecting its power, authority, right or ability (whether by

[**] CONFIDENTIAL TREATMENT REQUESTED

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contract or  otherwise)  to grant,  create or permit to exist any Lien on any of its Properties (other than such negative pledge or similar arrangement under purchase money Debts and Capital Lease Obligations and the documentation relating to Permitted Liens of the type described in clauses (h) and (i) of the definition of Permitted Liens with respect to the assets financed or secured thereby).

         Section 9.3 Mergers, Etc. The Borrower will not and will not permit any Subsidiary of the Borrower to (a) become a party to a merger or consolidation,
(b) wind-up, dissolve or liquidate itself, or (c) purchase or acquire all or a material or substantial part of the business or Properties of any Person; provided, however, that (i) any Subsidiary of the Borrower may merge with and into the Borrower or a Wholly-Owned Subsidiary of the Borrower if the Borrower or a Wholly-Owned Subsidiary of the Borrower is the surviving entity in such merger, provided that (x) no consideration is given by the surviving entity in such merger other than the issuance of any Capital Stock of the surviving entity and such Capital Stock is pledged to the Administrative Agent, for and on behalf of the Administrative Agent and the Lenders, as security for the Obligations pursuant to Section 9.6 and (y) the surviving entity in any such merger shall ratify the Guaranty, the Security Documents and other indebtedness, liabilities and obligations of the non-surviving entity under the Loan Documents and (ii) Borrower or any Subsidiary of Borrower may purchase or acquire all or a material or substantial part of the business or Properties of any Person engaged in the Telecommunications Business after December 31, 2002 if as of the date of acquisition and after giving proforma effect thereto no Default exists or would result therefrom and as of the most recent Quarterly Date, Holdings, Borrower and Borrower's Subsidiaries would otherwise be in compliance with all terms and conditions of the Loan Documents. Holdings will not (a) become a party to a merger or consolidation, (b) wind-up, dissolve or liquidate itself, or (c) purchase or acquire all or a material or substantial part of the business or Properties of any Person; provided, however, that Holdings may consummate a transaction set forth in clause (a) or (c) if (x) no Change in Control of Holdings occurs, (y) Holdings is the surviving entity in any merger and (z) after giving effect to the transaction on a pro-forma basis as of the most recent Quarterly Date, Holdings, Borrower and the Borrower's Subsidiaries (including, without limitation the Borrower and the acquired Person) would be in compliance with all terms and conditions of the Loan Documents.

         Section 9.4 Restricted Payments. Neither Holdings nor the Borrower will, nor will the Borrower permit any Subsidiary of the Borrower to, make or pay, or obligate itself to make or pay, any Restricted Payments, except:

         (a) subject to the subordination provisions relating thereto, Holdings and the Borrower may make regularly scheduled payments of interest accrued on any Subordinated Debt if and to the extent (but only if and to the extent) permitted by the express terms of the Subordinated Debt Documents governing such Subordinated Debt, which terms shall have been expressly approved in writing by the Administrative Agent;

         (b) Subsidiaries of Holdings may make Restricted Payments to Holdings, the Borrower or any Subsidiary of Holdings and Subsidiaries of the Borrower may make Restricted Payments to the Borrower;

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


         (c) the Borrower and its Subsidiaries may make temporary loans or advances to employees, officers and directors of the Loan Parties in the ordinary course of business that do not exceed $[**] in aggregate amount at any time outstanding; and

         (d) Holdings may repurchase Capital Stock owned by employees of Holdings or the Borrower in connection with the termination of the employment of such employees provided that the aggregate amount paid under the permissions of this clause (d) for the entire term of this Agreement shall not exceed $[**];

provided,  however,  that no Restricted Payments may be made pursuant to clauses
(a), (b), (d) or (e) preceding if a Default exists at the time of such Restricted Payment or would result therefrom.

         Section 9.5 Investments. The Borrower will not, nor will it permit any Subsidiary of the Borrower to, make or permit to remain outstanding any advance, loan, extension of credit or capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures or other securities of any Person, or be or become a joint venturer with or partner of any Person (all such transactions being herein called "Investments"), except:

         (a) Investments in obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower or another Loan Party;

         (b) existing Investments identified on Schedule 9.5 hereto;

         (c) Investments in securities issued or guaranteed by the U.S. or any agency thereof with maturities of one year or less from the date of acquisition;

         (d) Investments in certificates of deposit and Eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $[**];

         (e) Investments in repurchase obligations with a term of not more than seven days for securities of the types described in clause (c) preceding with any Lender or with any domestic commercial bank having capital and surplus in excess of $[**];

         (f) Investments in commercial paper of a domestic issuer rated A-1 or better or P-1 or better by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than [**] days from the date of acquisition;

         (g) intercompany Debt permitted by Section 9.1(f);

         (h) Interest Rate Protection Agreements entered into in compliance with
Section 8.16;

         (i) Investments permitted by Section 9.5;

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


         (j) amounts reflected as Investments in accordance with GAAP in connection with direct financing or sales type leases arising from the sale of any IRU in the ordinary course of business in a transaction that does not constitute an Asset Disposition; and

         (k) temporary loans or advances to employees, officers and directors of the Loan Parties in the ordinary course of business that do not exceed $[**] in aggregate amount at any time outstanding;

provided, however, that no Investments may be made by the Borrower pursuant to clauses (g) preceding if a Default exists at the time of such Investment or would result therefrom.

         Section 9.6 Limitation on Issuance of Capital Stock. The Borrower will not, and will not permit any Subsidiary of the Borrower to, at any time issue, sell, assign or otherwise dispose of (a) any of its Capital Stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its Capital Stock, or (c) any option, warrant or other right to acquire any of its Capital Stock, in each case to any Person other than Holdings (with respect to Capital Stock of the Borrower) or the Borrower (with respect to Capital Stock of the Subsidiaries of the Borrower). Such Capital Stock, securities, options, warrants and other rights issued, sold, assigned or disposed of shall be, and shall, as provided in Article 5, continue to be, subject to a first priority Lien in favor of the Administrative Agent as security for the payment and performance of the Obligations.

         Section 9.7 Transactions with Affiliates. Except for transactions pursuant to the Bridge Agreements, neither Holdings nor the Borrower will, nor will it permit any Subsidiary of the Borrower to, enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate of Holdings or the Borrower except in the ordinary course of and pursuant to the reasonable requirements of Holdings', the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to Holdings, the Borrower or such Subsidiary, respectively, than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of Holdings or the Borrower; provided, however, that transactions between or among the Borrower and Holdings or any of the Subsidiaries or Affiliates of Holdings or the Borrower may be on terms more favorable to the Borrower than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of the Borrower.

         Section 9.8 Disposition of Property. The Borrower will not and will not permit any Subsidiary of the Borrower to, sell, lease, assign, transfer or otherwise dispose of any of its Property (including, without limitation, the Nortel Networks Equipment and the Nortel Networks Software), except (subject to the succeeding proviso):

         (a) dispositions of inventory (other than equipment) by the Borrower and its Subsidiaries in the ordinary course of business, and expenditures of money (including, without limitation, money held in deposit accounts) made in the ordinary course of business or for the purpose of making Restricted Payments expressly permitted in accordance with this Agreement or Investments expressly permitted in accordance with this Agreement;

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


         (b) Asset Dispositions of Property, other than accounts and Receivables, by the Borrower and its Subsidiaries made in the ordinary course of business if each of the following conditions has been satisfied: (i)(A) the Net Proceeds from any single Asset Disposition or series of related Asset Dispositions in any fiscal year do not exceed $[**] and (B) the Borrower or its Subsidiary (as applicable) receives fair consideration for such assets and (ii) no Default exists at the time of or will result from such Asset Disposition;

         (c) Asset Dispositions of Property, other than equipment, accounts and Receivables, by the Borrower and its Subsidiaries to any Wholly-Owned Subsidiary of the Borrower if each of the following conditions has been satisfied: (i) the assets sold, disposed of or otherwise transferred to a Wholly-Owned Subsidiary of the Borrower shall continue to be subject to a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Administrative Agent) in favor of the Administrative Agent and the Lenders, and (ii) no Default exists at the time of or will result from such Asset Disposition;

         (d) dispositions of Property no longer capable of being used or appropriate for use in the ordinary course of business, including, without limitation, dispositions of equipment being exchanged or replaced with comparable or better equipment; and

         (e) the dispositions of Property described in clauses (e) and (f) of the definition of "Asset Disposition";

provided, however, that the Borrower will not and will not permit any Subsidiary of the Borrower to, sell, lease, assign, transfer or otherwise dispose of any of the Nortel Networks Equipment without the prior written consent of the Required Lenders and Nortel Networks.

         Section 9.9 Sale and Leaseback. Neither Holdings nor the Borrower will, nor will the Borrower permit any Subsidiary of the Borrower to, enter into any arrangement with any Person pursuant to which it leases from such Person real or personal Property that has been or is to be sold or transferred, directly or indirectly, by it to such Person; provided, however, that if no Default exists or would result therefrom, the Data Centers may be sold and leased back if the Debt and Liens incurred in connection therewith are permitted by Sections 9.1 and 9.2 hereof.

         Section 9.10 Lines of Business. The Borrower will not, and will not permit any Subsidiary of the Borrower to, (a) engage in any business other than the build-out, implementation and operation of the Network and other Telecommunications Businesses and the conduct of related Telecommunications Businesses and matters incidental thereto, in each case as described in and contemplated by the Business Plan or (b) discontinue any line of business contemplated by the Business Plan that provides ten percent (10%) or more of the consolidated revenues of Borrower.

         Section 9.11 Environmental Protection. The Borrower will not, and will not permit any Subsidiary of the Borrower to, (a) use (or permit any tenant to use) any of its Properties for the handling, processing, storage, transportation or disposal of any Hazardous Material except in compliance with applicable Environmental Laws, (b) generate any Hazardous Material except in

[**] CONFIDENTIAL TREATMENT REQUESTED

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

compliance with applicable Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of any Environmental Law, or (d) otherwise conduct any activity or use any of its Properties in any manner, that violates or is likely to violate any Environmental Law or create any Environmental Liabilities for which any Loan Party would be responsible, except for circumstances or events described in clauses (a) through (d) preceding that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 9.12 Intercompany Transactions. Except as may be expressly permitted or required by the Loan Documents, neither Holdings nor the Borrower will, nor will it not permit any Subsidiary of the Borrower to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of Holdings or the Borrower or any Subsidiary of the Borrower to (a) pay dividends or make any other distribution to the Borrower or any Subsidiary of the Borrower in respect of the Capital Stock of such Loan Party or with respect to any other interest or participation in, or measured by, its profits, (b) pay any indebtedness owed to Holdings or the Borrower or any Subsidiary of the Borrower, (c) make any loan or advance or capital contribution to the Borrower or any Subsidiary of the Borrower in accordance with this Agreement, (d) sell, lease or transfer any of its Property to the Borrower or any Subsidiary of the Borrower, or (e) grant any Lien on any of the Collateral.

         Section 9.13 Management Fees. The Borrower will not and will not permit any Subsidiary of the Borrower to, pay any management fees except pursuant to the Bridge Agreements and management fees payable pursuant to the reasonable requirements of the Borrower's business and upon fair and reasonable terms in an arms-length transaction with a Person not an Affiliate of Holdings or the Borrower.

         Section 9.14 Master Purchase Agreement. Neither Holdings nor the Borrower will, nor will it permit any Subsidiary of Holdings or the Borrower to, terminate the Master Purchase Agreement or any additional similar agreement between or among any one or more of the Loan Parties and Nortel Networks prior to the later to occur of the Amortization Commencement Date, the date the Commitments have been fully funded or the satisfaction in full of all purchase commitments of the Borrower and the other Loan Parties under the Master Purchase Agreement and any such similar agreement.

         Section 9.15 Modification of Certain Agreements. Neither Holdings nor the Borrower will, nor will it permit any other Loan Party to, consent to or implement any termination, amendment, modification, supplement or waiver of (a) the certificate or articles of incorporation, articles of organization, bylaws, regulations or other constitutional documents of Holdings, the Borrower or any other Loan Party, (b) any Material Contract to which it is a party, or any License which it possesses, (c) any Bridge Agreement, or (d) any Subordinated Debt Documents; provided, however, that the Loan Parties may amend or modify (i) the documents referred to in clause (a) preceding if and to the extent that such amendment or modification could not reasonably be expected to be adverse to the ability of Borrower to repay the Loans or of the Administrative Agent or any Lender to realize on the Loans, provided, however, that none of such documents referred to in clause (a) preceding may be



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

amended or modified as they relate to, in any way, any capital contribution to the Borrower or any obligation or agreement relating thereto, (ii) the Material Contracts referred to in clause (b) preceding if and to the extent that such amendment or modification could not reasonably be expected to have a material adverse effect on the validity or enforceability of the Liens thereon granted under the Security Documents,(ii) the Bridge Agreements referred to in clause
(c) preceding if and to the extent that such amendment or modification (A) does not reduce the "Minimum Annual Commitment" provided for under Section 10 of the Bridge Network Services Agreement, (B) does not amend Section 11.4 of the Bridge Network Services Agreement in a manner adverse to the Borrower, (C) is pursuant to the reasonable requirements of the Borrower's business and upon fair and reasonable terms no less favorable to the Borrower than an amendment or modification that would be agreed to in a comparable arms-length transaction with a Person not an Affiliate of the Borrower, and (D)could not reasonably be expected to be adverse to the ability of Borrower to repay the Loans or of the Administrative Agent or any Lender to realize on the Loans, and (iv) the Subordinated Debt Documents referred to in clause (d) preceding if and to the extent that such amendment or modification is not material and does not result in the Debt evidenced or governed thereby not being "Subordinated Debt" as such term is defined herein.

         Section 9.16 ERISA. Neither Holdings nor the Borrower will, nor will the Borrower permit any Subsidiary of the Borrower to:

         (a) allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Plan (exclusive of any Multiemployer Plan) to exist or to be created that exceeds $100,000 with respect to any such Plan or $200,000 with respect to all such Plans in the aggregate on either a going concern or a wind-up basis; or

         (b) with respect to any Multiemployer Plan, allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Multiemployer Plan to exist or to be created, either individually as to any such Plan or in the aggregate as to all such Plans, that could, upon any partial or complete withdrawal from or termination of any such Multiemployer Plan or Plans, have a Material Adverse Effect.

         Section 9.17 No Prepayment of Debt, Etc. The Borrower will not and will not permit any Subsidiary of the Borrower to, directly or indirectly, make any optional prepayment or distribution on account of, or voluntarily purchase, acquire, redeem or retire, any Debt, prior to 30 days before its originally stated maturity (or its stated maturity as of the Closing Date in the case of Debt outstanding on the Closing Date), or in the case of interest, its stated due date, or directly or indirectly do or become obligated to do any of the foregoing by amending the terms thereof or otherwise, except for:

         (a) prepayments of the Loans or other Obligations pursuant to or as permitted by the Loan Documents;

         (b) prepayments made with the proceeds of new Debt incurred for the purpose of refinancing the Debt being prepaid, provided that (i) no portion of such new Debt matures or is required to be prepaid, purchased or otherwise retired earlier than the corresponding portion of the

Debt being prepaid (including as a result of any mandatory prepayment or mandatory redemption), (ii) such new Debt (A) is subordinated to the Obligations to at least the same extent as the Debt being refinanced if such Debt is subordinated debt or (B) is permitted in accordance with this Agreement, and
(iii) no Default or Event of Default then exists or would result from such prepayment or refinancing;

         (c) prepayments of purchase money Debt permitted to be incurred in accordance with Section 9.1(d); and

         (d) prepayments of trade payables incurred in the ordinary course of business.

In addition, the Borrower will not, and will not permit any Subsidiary of the Borrower to, prepay any rent or other obligations under any operating lease or any other Material Contract prior to 90 days before the originally stated due date therefor (or the due date therefor as of the Closing Date in the case of operating leases or Material Contracts in existence on the Closing Date).

         Section 9.18 Rights of Third Parties in Intellectual Property. Neither Holdings nor the Borrower will, nor will it permit any other Loan Party to, (a) allow any product or service of any of the Loan Parties to infringe upon any Intellectual Property of any other Person in a manner that could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect or
(b) violate any right of any such other Person with respect to any Intellectual Property owned or used by any such other Person other than violations (if any) that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE 10

                Financial CovenantsARTICLE 10 Financial Covenants

         Section 10.1 Total Debt to Total Capitalization. For the period from the Closing Date to the Phase II Date, neither Holdings nor the Borrower will permit the ratio of (a) Total Debt of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) outstanding at any date to (b) Total Capitalization of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) on such date, to exceed [**]. For the period from the Closing Date to the Phase II Date, neither Holdings nor the Borrower will permit the ratio of (a) Total Debt of the Borrower and its Consolidated Subsidiaries (other than Subordinated Debt owed by the Borrower to Holdings) outstanding at any date to (b) Total Capitalization of the Borrower and its Consolidated Subsidiaries on such date, to exceed [**]. The term "Phase II Date" means, the later of (i) September 30, 2002 or (ii) if as of September 30, 2002, Holdings and the Borrower are not in compliance with Sections 10.3 and 10.4, then the first calendar quarter end after September 30, 2002 in which Holdings and/or the Borrower are in compliance with Sections 10.3 and 10.4.

         Section 10.2 Senior Debt to Total Capitalization. For the period from the Closing Date to the Phase II Date, the Borrower will not permit the ratio of
(a) Senior Debt of the Borrower and its Consolidated Subsidiaries outstanding at any date to (b) Total Capitalization of the Borrower and its Consolidated Subsidiaries on such date, to exceed [**].

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         Section 10.3 Total Debt to Annualized EBITDA.  Neither Holdings nor the
Borrower  will  permit  the  ratio  of  (a)  Total  Debt  of  Holdings  and  its
Consolidated   Subsidiaries  (including,   without  limitation,   the  Borrower)
outstanding  at the end of any of the  calendar  quarters  set forth on Schedule
10.3 to (b) Annualized EBITDA of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) for the period ending on such date, to exceed the ratio set forth opposite such date on such Schedule; provided that, Holdings shall not be required to be in compliance with this
Section 10.3 until the Phase II Date and as of each calendar quarter thereafter. Neither Holdings nor the Borrower will permit the ratio of (a) Total Debt of the Borrower and its Consolidated Subsidiaries (other than Subordinated Debt owed by the Borrower to Holdings) outstanding at the end of any of the calendar quarters set forth on Schedule 10.3 to (b) Annualized EBITDA of the Borrower and its Consolidated Subsidiaries for the period ending on such date, to exceed the ratio set forth opposite such date on such Schedule; provided that, the Borrower shall not be required to be in compliance with this Section 10.3 until the Phase II Date and as of each calendar quarter thereafter.

         Section 10.4 Senior Debt to Annualized EBITDA. The Borrower will not permit the ratio of (a) Senior Debt of the Borrower and its Consolidated Subsidiaries outstanding at the end of any of the calendar quarters set forth on
Schedule 10.4 to (b) Annualized EBITDA of the Borrower and its Consolidated Subsidiaries for the period ending on such date, to exceed the ratio set forth opposite such date on such Schedule; provided that, the Borrower shall not be required to be in compliance with this Section 10.4 until the Phase II Date and as of each calendar quarter thereafter.

         Section 10.5 Annualized EBITDA. Neither Holdings nor the Borrower will permit the Annualized EBITDA of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) for any of the calendar quarters set forth on Schedule 10.5 to be less than the amount set forth opposite such date on such Schedule.

         Section 10.6 Fixed Charge Coverage. Neither Holdings nor the Borrower will permit the ratio of (a) Annualized EBITDA of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) for any of the calendar quarters set forth on Schedule 10.6 to (b) Consolidated Fixed Charges of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) for the four calendar quarter period then ending to be less than the ratio set forth opposite such calendar quarter on such Schedule.

         Section 10.7 Capital Expenditures. Neither Holdings nor the Borrower will permit the aggregate amount of Capital Expenditures of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) for any of the calendar years set forth on Schedule 10.7 to exceed the amount set forth opposite such calendar year on such Schedule; provided, however, that if and to the extent that the aggregate amount of Capital Expenditures during any calendar year (the "subject year") are less than the maximum aggregate amount of Capital Expenditures permitted during such year as specified on Schedule 10.7 (without giving effect to this proviso), then additional Capital Expenditures shall be permitted to be made in the calendar year immediately succeeding the subject year in an aggregate amount equal to the lesser of (a) the aggregate amount of Capital Expenditures



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so  permitted  to be made during the subject  year that were not made during the subject year or (b) fifty percent (50%) of the aggregate amount of the Capital Expenditures so permitted to be made during the subject year.

         Section 10.8 Minimum Gross Revenue. Neither Holdings nor the Borrower will permit the Gross Revenue of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) for any of the calendar quarters set forth on Schedule 10.8 to be less than the amount set forth opposite such quarter on such Schedule.

         Section 10.9 Gross Margin Percentage. Neither Holdings nor the Borrower will permit the Gross Margin Percentage of Holdings for any of the calendar quarters set forth on Schedule 10.9 to be less than the percentage set forth opposite such quarter on such Schedule.

                                   ARTICLE 11

                                     Default

         Section 11.1 Events of Default. Each of the following shall be deemed an "Event of Default":

         (a) (i) The Borrower shall fail to pay, repay or prepay when due, any amount of principal or interest owing to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document, or (ii) the Borrower shall fail to pay, within two Business Days after the due date thereof, any fee, expense or other amount or other Obligation owing to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document.

         (b) Any representation or warranty made or deemed made by or on behalf of any Loan Party in any Loan Document or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement or any other Loan Document shall be false, misleading or erroneous in any material respect when made or deemed to have been made.

         (c) Any Loan Party shall fail to perform, observe or comply with any covenant, agreement or term contained in Article 5, Section 8.1(e), Section 8.2,
Section 8.6, Section 8.10, Article 9 or Article 10; any Loan Party shall wilfully fail to perform, observe or comply with any covenant, agreement or term contained in Section 8.18 or shall fail to perform, observe or comply with any covenant, agreement or term contained in Section 8.18 on more than one occasion in any calendar year; any Loan Party shall fail to perform, observe or comply with any covenant, agreement or term contained in Sections 8.1 (other than Section 8.1(e)), 8.3, 8.4, 8.5, 8.7, 8.8, 8.9, 8.11, 8.12, 8.13, 8.14, 8.15,
8.16, 8.17, 8.19, 8.20, 8.21, and 8.22, and such failure is not remedied or waived within ten days after such failure commenced; or any Loan Party shall fail to perform, observe or comply with any other covenant, agreement or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure is not remedied or waived within the earlier to occur of 30 days after such failure commenced or, if a different grace period is expressly made applicable in such other Loan Documents, such applicable grace period.



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         (d) Any Loan Party or Bridge  ceases to be  Solvent  or shall  admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

         (e) Any Loan Party or Bridge shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or administrator of itself or of all or a substantial part of its Property, (ii) admit in writing its inability to, or be generally unable to, pay its debts as such debts become due, subject to any applicable grace periods,
(iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect, the "Bankruptcy Code"), (v) file a petition seeking to take advantage of any other law providing for the relief of debtors or relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding up, or composition or readjustment of debts, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or other applicable Governmental Requirement, (vii) dissolve, or (viii) take any entity action for the purpose of effecting any of the foregoing.

         (f) A proceeding or case shall be commenced, without the application or consent of any Loan Party or Bridge, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, arrangement, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, examiner, liquidator, administrator or the like of it or of all or any substantial part of its Property, or (iii) similar relief in respect of it, under any law providing for the relief of debtors or relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding up, or composition or readjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief shall be entered in an involuntary case under the Bankruptcy Code against any Loan Party or Bridge and shall continue unstayed and in effect for any period of 60 consecutive days.

         (g) Any Loan Party shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, forfeiture or similar proceeding or proceedings involving an aggregate amount in excess of $[**] against any of its Properties.

         (h) A final judgment or judgments for the payment of money in excess of $[**] in the aggregate shall be rendered by a court or courts against any Loan Party on claims not covered by insurance and the same shall not be discharged, bonded or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and any Loan Party shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

         (i) Any Loan Party shall fail to pay when due any principal of or interest on any Debt of such Loan Party (other than the Obligations) having (either individually or in the aggregate) a principal amount of at least $[**] or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall

[**] CONFIDENTIAL TREATMENT REQUESTED

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have occurred  (and shall not have been waived or otherwise  cured) that permits
(or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

         (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Loan Party or any Loan Party shall deny that it has further liability or obligation under any of the Loan Documents; or any Lien created or purported to be created by the Loan Documents shall for any reason cease to be or fail to be a valid, first priority perfected Lien upon any of the Collateral purported to be covered thereby.

         (k) Any of the following events shall occur or exist with respect to any Loan Party or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Pension Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Pension Plan or the termination of any Pension Plan; (iv) any event or circumstance that could reasonably be expected to constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Pension Plan, or the institution by the PBGC of any such proceedings; (v) any "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, shall exist with respect to any Pension Plan; or (vi) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency or termination of any Pension Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Required Lenders subject any Loan Party or any ERISA Affiliate to any tax, penalty or other liability to a Plan, a Multiemployer Plan, the PBGC or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $100,000.

         (l) The occurrence of any breach or default by Holdings, the Borrower and/or any other Loan Party under the Master Purchase Agreement or any other similar agreement between or among any Loan Party and Nortel Networks (after giving effect to any grace or cure period specified therein) which breach or default entitles Nortel Networks to exercise a right or remedy under or in connection with the Master Purchase Agreement or such other similar agreement.

         (m) Any termination, revocation or non-renewal by the FCC or any federal or state public utility commission or other Governmental Authority of any material License of Holdings or any of its Subsidiaries (including, without limitation, the Borrower).

         (n) The occurrence of any Material Adverse Effect.

         (o) The occurrence of any Change in Control.

         (p) If, at any time, the subordination provisions of any of the Subordinated Debt Documents shall be invalidated or shall otherwise cease to be in full force and effect.



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         (q) If, at any time, any event or circumstance  shall occur which gives any holder of any Subordinated Debt the right to request or require Holdings or the Borrower or any of other Loan Party to redeem, purchase or prepay any Subordinated Debt.

         (r) The occurrence of (i) a default under (including, without limitation, a "Default" as such term is used or defined in) any Subordinated Debt Document, unless (A) such default has been waived, cured or consented to in accordance with such documents, (B) such default is not a payment default, (C) the maturity of the Debt affected thereby has not been accelerated, (D) a blockage under such Subordinated Debt Document has not been invoked, and (E) such waiver or consent is not made in connection with any amendment or modification of any such Subordinated Debt Documents or in connection with any payment to the holders of any Subordinated Debt, (ii) a payment default under (including, without limitation, a payment "Default" as such term is used or defined in) any Subordinated Debt Document, (iii) an event of default under (including, without limitation, an "Event of Default" as such term is used or defined in) any Subordinated Debt Document, or (iv) any acceleration of the maturity of any Subordinated Debt.

         (s) Any of the following shall occur with respect to the Bridge Network Services Agreement: (i) Bridge shall have the right, or shall take any action, to terminate the Bridge Network Services Agreement pursuant to Section 7 thereof, (ii) Bridge shall have notified Borrower of the right to make, or shall make, a claim under Section 11.4 of the Bridge Network Services Agreement, or
(iii) the Borrower shall have the right, or shall take any action, to terminate the Bridge Network Services Agreement pursuant to Section 8 thereof.

         (t) Any sale, transfer or other disposition of all or substantially all of the Network.

         Section 11.2 Remedies. If any Event of Default shall occur and be continuing, the Administrative Agent may and, if directed by the Required Lenders, the Administrative Agent shall do any one or more of the following:

         (a) Acceleration. Declare all outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrower under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by Holdings and the Borrower;

         (b) Termination of Commitments. Terminate each of the Commitments without notice to the Borrower or any other Loan Party;

         (c) Judgment. Reduce any claim to judgment;

         (d) Foreclosure. Foreclose or otherwise enforce any Lien granted to the Administrative Agent for the benefit of the Administrative Agent and the Lenders to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents; or



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         (e) Rights.  Exercise any and all rights and  remedies  afforded by the laws of the State of New York or any other jurisdiction, by any of the Loan Documents, by equity or otherwise;

provided, however, that upon the occurrence of an Event of Default under Section 11.1(e) or Section 11.1(f), the Commitments of all of the Lenders shall immediately and automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrower under the Loan Documents shall thereupon become immediately and automatically due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by Holdings and the Borrower.

         Section 11.3 Performance by the Administrative Agent, etc. If Holdings and/or the Borrower shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Administrative Agent may perform or attempt to perform, or may cause any Lender (with the consent of such Lender) to perform or attempt to perform, such covenant or agreement on behalf of Holdings and/or the Borrower. In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount expended by the Administrative Agent or the Lenders in connection with such performance or attempted performance to the Administrative Agent at its Principal Office, together with interest thereon at the applicable Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Administrative Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of Holdings, the Borrower, any Loan Party or any other Person under this Agreement or any of the other Loan Documents.

                                   ARTICLE 12

                            The Administrative Agent

         Section 12.1 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Neither the Administrative Agent nor any of its Affiliates, officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Administrative Agent (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent, (b) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender, (c) shall not be required to initiate any litigation or collection proceedings



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hereunder or under any other Loan Document except to the extent requested by the
Required Lenders, (d) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder, (e) may consult with
legal  counsel  (including   counsel  for  the  Borrower),   independent  public
accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in
accordance  with  instructions   signed  by  the  Required  Lenders,   and  such
instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law. The Administrative Agent shall not be deemed to have any fiduciary relationship with any Lender or any Loan Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with respect to the Administrative Agent is not intended to connote any fiduciary or other express or implied obligation arising under agency doctrine of any applicable law; instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship among independent contracting parties.

         Section 12.2 Rights of Administrative Agent as a Lender. With respect to its Commitments, the Loans made by it and the Note(s) issued to it, Nortel Networks (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, own securities of, and generally engage in any kind of banking, trust or other business with, the Borrower or any of its Affiliates and any other Person who may do business with or own securities of the Borrower or any of its Affiliates, all as if it were not acting as the Administrative Agent and without any duty to account therefor to the Lenders.

         Section 12.3 Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on the Loans or of commitment fees) unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "notice of default". In the event



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that the  Administrative  Agent  receives  such a notice of the  occurrence of a
Default, the Administrative Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Administrative Agent shall (subject to Section 12.1) take such action with respect to such Default as shall be directed by the Required Lenders, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall seem advisable and in the best interest of the Lenders.

         Section 12.4 INDEMNIFICATION. EACH LENDER HEREBY AGREES TO INDEMNIFY THE ADMINISTRATIVE AGENT FROM AND HOLD THE ADMINISTRATIVE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTION 13.1 AND SECTION 13.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF HOLDINGS AND THE BORROWER UNDER SECTION 13.1 AND
SECTION 13.2), RATABLY IN ACCORDANCE WITH ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF ITS COMMITMENT PERCENTAGE OF THE AGGREGATE COMMITMENTS), ANY AND ALL LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES),
OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE ADMINISTRATIVE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, FURTHER, THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE LENDERS THAT THE ADMINISTRATIVE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS
AGAINST ALL OF SUCH LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE ADMINISTRATIVE AGENT (EXCEPT TO THE EXTENT THE SAME ARE CAUSED BY THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT). WITHOUT LIMITING ANY OTHER PROVISION OF THIS
SECTION 12.4, EACH LENDER AGREES TO REIMBURSE THE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF ITS COMMITMENT PERCENTAGE OF THE AGGREGATE COMMITMENTS) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR



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LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS,
TO THE EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT PROMPTLY REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

         Section 12.5 Independent Credit Decisions. Each Lender agrees that it has independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Holdings, the Borrower and the other Loan Parties and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by any Loan Party of this Agreement or any other Loan Document or to inspect the Properties or books of any Loan Party (or any other Person). Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the
Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other financial information concerning the affairs, financial condition or business of any Loan Party which may come into the possession of the Administrative Agent or any of its Affiliates.

         Section 12.6 Several Commitments. The Commitments and other obligations of the Lenders under this Agreement are several. The default by any Lender in making a Loan in accordance with any of its Commitments shall not relieve the other Lenders of their obligations under this Agreement. In the event of any default by any Lender in making any Loan, each non-defaulting Lender shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. In no event shall any Lender be required to advance an amount or amounts with respect to any of the Loans which would in the aggregate exceed such Lender's Commitment with respect to such Loans. No Lender shall be responsible for any act or omission of any other Lender.

         Section 12.7 Successor Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders will have the right to appoint another Lender as a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the U.S. or any state thereof or of a foreign country if acting through its U.S. branch and having combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities and duties of the resigning Administrative Agent, and the resigning Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Administrative Agent's resignation as



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Administrative Agent, the provisions of this Article 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Administrative Agent. Each Administrative Agent (including each successor Administrative Agent) agrees that, so long as it is acting as Administrative Agent under this Agreement, it shall be a Lender under this Agreement.

                                   ARTICLE 13

                                  Miscellaneous

         Section 13.1 Expenses. Each of Holdings and the Borrower hereby agrees, on demand, to pay or reimburse the Administrative Agent and each of the Lenders for paying: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent accrued in connection with the arranging, drafting, preparation, negotiation, execution and/or delivery of the Loan Documents and in connection with any and all waivers, amendments, modifications, renewals, extensions and supplements of or to the Loan Documents, and the syndication of the Commitments and the Loans, including, without limitation, the reasonable fees and expenses of legal counsel (including all local counsel) for the
Administrative Agent, (b) all out-of-pocket costs and expenses of the Administrative Agent and the Lenders in connection with any Default, the exercise of any right or remedy and the enforcement of this Agreement or any other Loan Document or any term or provision hereof or thereof, including, without limitation, the fees and expenses of all legal counsel for the Administrative Agent and/or any Lender, (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any Lien contemplated by this Agreement or any other Loan Document, (e) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with due diligence, computer services, copying, appraisals, environmental audits, collateral audits, field exams, insurance, consultants and search reports, and (f) all costs and expenses incurred by the Observer if and to the extent provided in Section 8.18.

         Section 13.2 INDEMNIFICATION. EACH OF HOLDINGS AND THE BORROWER HEREBY AGREES TO INDEMNIFY THE ADMINISTRATIVE AGENT AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND CONSULTANTS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE DRAFTING, PREPARATION, NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY FORECLOSURE RIGHT OR OTHER RIGHT OR REMEDY WHETHER OR NOT SUCH EXERCISE IS IN COMPLIANCE WITH LAWS AFFECTING OTHER PERSONS OR RESULTS IN DAMAGES PAYABLE TO OTHER PERSONS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH



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

BY ANY LOAN PARTY OF ANY MATERIAL REPRESENTATION, WARRANTY, COVENANT OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE USE OR PROPOSED USE OF ANY LOAN, (E) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN OR AFFECTING ANY OF THE PROPERTIES OF ANY LOAN PARTY OR ANY OF ITS AFFILIATES, EXCEPT TO THE EXTENT THAT THE LOSS, DAMAGE OR CLAIM IS THE DIRECT RESULT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED, OR (F) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BROUGHT BY ANY LOAN PARTY, ANY CREDITOR OR ANY OTHER PERSON; BUT EXCLUDING ANY OF THE FOREGOING TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS
SECTION 13.2 SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. WITHOUT PREJUDICE TO THE SURVIVAL OF ANY OTHER TERM OR PROVISION OF THIS AGREEMENT, THE OBLIGATIONS OF HOLDINGS AND THE BORROWER UNDER THIS SECTION 13.2 SHALL SURVIVE THE REPAYMENT OF THE LOANS AND OTHER OBLIGATIONS AND TERMINATION OF THE COMMITMENTS.

         Section 13.3 Limitation of Liability. None of the Administrative Agent, any Lender or any Affiliate, officer, director, employee, attorney or agent thereof shall be liable for any error of judgment or act done in good faith, or be otherwise liable or responsible under any circumstances whatsoever (including such Person's negligence), except for such Person's gross negligence or willful misconduct. None of the Administrative Agent, any Lender or any Affiliate, officer, director, employee, attorney or agent thereof shall have any liability with respect to, and each of Holdings and the Borrower hereby waives, releases and agrees not to sue any of them upon, any claim for any special, indirect, incidental or consequential damages suffered or incurred by Holdings, the Borrower, any Loan Party or any Affiliate of Holdings or the Borrower in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each of Holdings and the Borrower hereby waives, releases and agrees not to sue the Administrative Agent or any Lender or any of their respective Affiliates, officers, directors, employees, attorneys or agents for exemplary or punitive damages in respect of any claim in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.



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

         Section 13.4 No Duty. All attorneys, accountants, appraisers and other professional Persons and consultants retained by the Administrative Agent and the Lenders shall have the right to act exclusively in the interest of the Administrative Agent and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to Holdings, the Borrower, any Loan Party or any of their respective Affiliates or any other Person.

         Section 13.5 No Fiduciary Relationship. The relationship between Holdings and each Lender and the Borrower and each Lender is solely that of debtor and creditor, and neither the Administrative Agent nor any Lender has any fiduciary or other special relationship with Holdings, the Borrower, any Loan Party or any of their respective Affiliates, and no term, provision or condition of any of the Loan Documents shall be construed so as to deem the relationship between Holdings and any Lender, between the Borrower and any Lender, between any other Loan Party and any Lender or between any such Affiliate and any Lender to be other than that of debtor and creditor. No joint venture or partnership is created by this Agreement among the Lenders or among Holdings, the Borrower, any Loan Party or any of their respective Affiliates and the Lenders.

         Section 13.6 Equitable Relief. Each of Holdings and the Borrower recognizes that, in the event it fails to pay, perform, observe or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Administrative Agent and the Lenders. Each of Holdings and the Borrower therefore agrees that the Administrative Agent and the Lenders, if the Administrative Agent or the Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         Section 13.7 No Waiver; Cumulative Remedies. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

         Section 13.8 Successors and Assigns.

         (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither Holdings nor the Borrower may assign or transfer any of its rights or obligations under this Agreement or any other Loan Document without the prior written consent of the Administrative Agent and the Lenders. Any Lender may sell participations in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Lender shall remain the holder of its Notes for all purposes of this Agreement, (iv) Holdings and the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations



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

under this Agreement and the other Loan Documents, and (v) the Lenders shall not grant any participation under which the participant shall have the right to approve (or under which the consent of the participant must be obtained prior to the Lenders' being able to approve) any amendment or waiver of this Agreement or the other Loan Documents, except to the extent that such amendment or waiver (A) increases any Commitment, (B) reduces the interest rate or the amount of principal or fees applicable to the Loans or Commitments in which such participant is participating, (C) extends any Maturity Date, (D) releases any of the Collateral (except as provided for herein or in any other Loan Document) or any guaranty of the Obligations, or (E) releases any Loan Party from its monetary Obligations under any of the Loan Documents.

         (b) Holdings, the Borrower and each of the Lenders agree that any Lender (the "Assigning Lender") may at any time assign to one or more Eligible Assignees (each an "Assignee") all or any part of its rights and/or obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments and/or Loans); provided, however, that (i) each such assignment may be of a varying percentage of the Assigning Lender's rights and/or obligations under this Agreement and the other Loan Documents and may relate to some but not all of such rights and/or obligations, (ii) except in the case of (A) an assignment of all of a Lender's rights and obligations under this Agreement and the other Loan Documents or (B) an assignment by a Lender to an Affiliate of such Lender, to another Lender or to an Approved Fund, the amount of the Commitment(s) and/or Loans of the Assigning Lender being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 calculated based upon the aggregate amount of the Commitment(s) and/or Loans assigned, and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Note subject to such assignment, and a processing and recordation fee of $[**]. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof or such other date as may be approved by the Administrative Agent, (1) the Assignee thereunder shall be a party hereto as a "Lender" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (2) the Assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party thereto, provided that such Lender's rights under Article 4,
Section 13.1 and Section 13.2 accrued through the date of assignment shall continue). Holdings and the Borrower will provide full and prompt assistance to each Lender as it may reasonably request from time to time in connection with such Lender's efforts to assign its Commitments and/or Loans or sell any participation interest therein. Such assistance shall include, without limitation, making senior officers of Holdings and the Borrower available for meetings with prospective Lenders and participants and providing (in a timely manner) such assistance as may be reasonably requested by such Lender and/or its advisors, including, without limitation, providing information to and responding to inquiries from such prospective Lenders and participants with respect to the businesses,

[**] CONFIDENTIAL TREATMENT REQUESTED

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

operations, business plan, financial condition and results of operations of Holdings and its Subsidiaries (including, without limitation, the Borrower).

         (c) By executing and delivering an Assignment and Acceptance, the Assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition or results of operations of Holdings, the Borrower, any Loan Party or any of their respective Affiliates or the performance or observance by Holdings, the Borrower, any Loan Party or any of their respective Affiliates of any of their respective obligations under the Loan Documents; (iii) such Assignee confirms that it has received a copy of the Loan Documents, together with copies of the financial statements referred to in Section 7.2 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Administrative Agent or such Assigning Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

         (d) The Administrative Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Holdings, the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by Holdings, the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of an Assignment and Acceptance executed by an Assigning Lender and Assignee representing that it is an Eligible Assignee, together with the Note(s) subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and
(iii) give prompt written notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at the Borrower's expense, shall execute and deliver to the Administrative Agent in exchange for each


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surrendered Note evidencing the Loans assigned, a new Note evidencing such Loans payable to the order of such Eligible Assignee in an amount equal to such Loans assigned to it and, if the Assigning Lender has retained any Loans, a new Note evidencing each such Loans payable to the order of the Assigning Lender in the amount of such Loans retained by it (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit B hereto.

         (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 13.8, disclose to the Assignee or participant or proposed Assignee or participant any information relating to Holdings, the Borrower, any Loan Party or any of their respective Affiliates furnished to such Lender by or on behalf of Holdings, the Borrower, any Loan Party or any of their respective Affiliates; provided that each such actual or proposed Assignee or participant shall agree to be bound by the provisions of Section 13.20.

         (g) Any Lender may assign and pledge any Note held by it to any Federal Reserve Bank or the U.S. Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or Federal Reserve Bank; provided, however, that any payment made by the Borrower for the benefit of such assigning and/or pledging Lender in accordance with the terms of the Loan Documents shall satisfy the Borrower's obligations under the Loan Documents in respect thereof to the extent of such payment. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

         (h) The Borrower shall maintain, or cause to be maintained, a register (the "Registered Note Register") (which, at the request of the Borrower (which request the Borrower makes by the execution of this Agreement) shall be kept by the Administrative Agent on behalf of the Borrower at no extra charge to the Borrower at the address to which notices to the Administrative Agent are to be sent hereunder) on which it shall enter the name of the registered owner of each of the Loans which is evidenced by a Registered Note. Notwithstanding anything to the contrary contained in this Section 13.8, a Registered Note and the Loans evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Registered Note Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Registered Note Register only upon surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the registered noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the due presentment for registration of transfer of any Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note(s) evidencing the same are registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. The Registered Note Register shall be available for



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inspection by Holdings,  the Borrower and any Lender at any reasonable time upon reasonable prior notice.

         (i) Neither Holdings nor the Borrower will, nor will it permit any other Loan Party to, become a party to any loan agreement, credit agreement or similar agreement which restricts or prohibits the right or ability of any lender which is a party thereto to become a Lender under this Agreement.

         (j) Holdings and the Borrower shall provide prompt assistance to the Administrative Agent and the Lenders in connection with their efforts in syndicating the Loans and Commitments. Such assistance shall include making senior officers and other representatives of Holdings and the Borrower and their respective Affiliates available for meetings with prospective Lenders and providing, in a timely manner, such assistance as may be reasonably requested by the Administrative Agent or its advisors, including, without limitation, providing information to and responding to inquiries from prospective Lenders with respect to the business, operations, Business Plan, results and other matters relating to the business of Holdings, the Borrower and the other Loan Parties.

         Section 13.9 Survival. All representations and warranties made or deemed made in this Agreement or any other Loan Document or in any document, statement or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans, and no investigation by the
Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of Holdings or the Borrower hereunder, the obligations of Holdings and the Borrower under Article 4, Section 13.1 and Section 13.2, and the obligations of the Lenders to the Administrative Agent under Section 12.4, shall survive repayment of the Loans and the Reimbursement Obligations and the other Obligations.

         SECTION 13.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS (INCLUDING, WITHOUT LIMITATION, ANY COMMITMENT LETTER), TERM SHEETS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Section 13.11 Amendments. No amendment or waiver of any provision of this Agreement, the Notes or any other Loan Document to which Holdings or the Borrower is a party, nor any consent to any departure by Holdings or the Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Required Lenders, Holdings and the Borrower in writing, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in



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

writing and signed by all of the Lenders, Holdings and the Borrower, do any of the following: (a) increase the Commitments of the Lenders (or any Lender) or subject the Lenders to any additional obligations; (b) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (c) postpone any date fixed for any payment (including, without limitation, any mandatory prepayment) of principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (d) change the Commitment Percentages or the aggregate unpaid principal amount of the Loans or the number or interests of the Lenders which shall be required for the Lenders or any of them to take any action under this Agreement; (e) change any provision contained in Section 3.2,
Section  3.3,  Section 5.1 or this  Section  13.11 or modify the  definition  of
"Required  Lenders"  contained  in  Section  1.1;  or (f)  except  as  expressly authorized by this Agreement, release any Collateral from any of the Liens created by the Security Documents; and provided further, however, that no amendment, waiver or consent relating to Sections 12.1, 12.2, 12.3, 12.4 or 12.5 shall require the agreement of Holdings or the Borrower. Notwithstanding anything to the contrary contained in this Section 13.11, no amendment, waiver or consent shall be made with respect to (i) Article 12 hereof without the prior written consent of the Administrative Agent, (ii) the definition of "Master Purchase Agreement", "Nortel Networks Equipment", "Nortel Networks Goods and Installation Services", "Nortel Networks Software" or Section 2.5, Section 2.9 or Section 2.10 hereof without the prior written consent of Nortel Networks (whether or not Nortel Networks is then a Lender hereunder), (iii) any condition precedent set forth in Article 6 with respect to the making of any Loans without the prior written consent of the Lenders that hold, at the time of such amendment, waiver or consent, at least a majority (in Dollar amount) of the sum of the outstanding principal amount of the Loans plus the outstanding Commitments, or (iv) the interest rate applicable to the Loans or the Maturity Date, without the prior written consent of the Lenders that hold, at the time of such amendment, waiver or consent, at least a majority (in Dollar amount) of the sum of the outstanding principal amount of the Loans plus the outstanding Commitments.

         Section 13.12 Maximum Interest Rate.

         (a)  Notwithstanding   anything  to  the  contrary  contained  in  this
Agreement or any other Loan Document, no interest rate specified in this Agreement or any other Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract Rate") for any Obligation shall exceed the Maximum Rate, thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

         (b) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, none of the terms and provisions of this Agreement or the other Loan Documents shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate; and neither the Administrative Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other obligation provided for in this

Agreement or in the other Loan Documents which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (i) the amount of such interest, charge, fee, expense or other obligation that would be payable in the absence of this Section 13.12(b) or (ii) an amount, which when added to all other interest payable under this Agreement and the other Loan Documents, equals the Maximum Rate. If, notwithstanding the foregoing, the Administrative Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and treated hereunder as such; and if the Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to the Borrower. In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, the Borrower, the Administrative Agent and the Lenders shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations; provided that, if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the Administrative Agent and/or the Lenders, as appropriate, shall refund to the Borrower the amount of such excess and, in such event, the Administrative Agent and the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Rate.

         (c) Pursuant to Article 15.10(b) of Chapter 15, Subtitle 79, Revised Civil Statutes of Texas 1925, as amended, the Borrower agrees that such Chapter 15 (which regulates certain revolving credit loan accounts and revolving tri-party accounts) shall not govern or in any manner apply to the Obligations.

         Section 13.13 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which Holdings or the Borrower is a party shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and Acceptance executed by it); or, as to any party, at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section 13.13. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; provided, however, that notices to the Administrative Agent shall be deemed given when received by the Administrative Agent.

         SECTION 13.14 GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. EXCEPT AS MAY BE EXPRESSLY STATED TO THE CONTRARY IN



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

CERTAIN LOAN DOCUMENTS, THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND EACH OF THE PARTIES HERETO CHOOSE THE LAWS OF THE STATE OF NEW YORK TO GOVERN THIS AGREEMENT PURSUANT TO N.Y. GEN. OBLIG. LAW SECTION 5-1401 (CONSOL. 1995) AND APPLICABLE LAWS OF THE U.S. EACH OF HOLDINGS AND THE BORROWER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF (1) THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, (2) ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, (3) THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND
(4) ANY TEXAS STATE COURT SITTING IN DALLAS COUNTY, TEXAS, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SET FORTH UNDERNEATH ITS SIGNATURE HERETO. EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         Section 13.15 CounterpartsSection 13.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 13.16 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

         Section 13.17 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 13.18 Construction. Holdings, the Borrower, the Administrative Agent and each Lender acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

         Section 13.19 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of,



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another  covenant  shall not avoid the occurrence of a Default if such action is taken or such condition exists.

         Section 13.20 Confidentiality.

         (a) Each Lender agrees to exercise its best efforts to keep any information delivered or made available by Holdings or the Borrower to such Lender which is clearly indicated to be confidential information, confidential from anyone other than Persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Lender from disclosing such information (a) to any other Lender, (b) to any Person if reasonably incidental to the administration of the Loans, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (e) which has been publicly disclosed, (f) in connection with any litigation to which the Administrative Agent, any Lender or their respective Affiliates may be a party,
(g) to the extent reasonably required in connection with the exercise of any right or remedy under the Loan Documents, (h) to such Lender's legal counsel, independent auditors and Affiliates, and (i) to any actual or proposed participant or Assignee of all or part of its rights hereunder, so long as such actual or proposed participant or Assignee agrees to be bound by the provisions of this Section 13.20.

         (b) Loan Parties' and Affiliates' Obligations. Each of Holdings and the Borrower agrees that it will, and will cause the other Loan Parties and their Affiliates to, keep the terms and provisions of this Agreement and the other Loan Documents confidential from anyone other than individuals employed or retained by Holdings, the Borrower, any other Loan Party or any of their Affiliates who are or are expected to become engaged in financial matters or matters relating to compliance with the Loan Documents, provided that nothing herein shall prevent any such Person from disclosing such information (i) to any such other Loan Party or Affiliate, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Loan Party or Affiliate, (iv) which has been publicly disclosed, or (v) to such Loan Party's or Affiliate's legal counsel and independent auditors; provided, however, that Holdings and/or the Borrower will deliver to the Administrative Agent written notice of any intention or obligation of any Loan Party to deliver or provide a copy of this Agreement or any other Loan Document or any term or provision hereof or thereof to any Governmental Authority at least ten Business Days prior to the initial date upon which any such delivery or provision occurs and Holdings and the Borrower shall, and shall cause each of the other Loan Parties to, use all reasonable efforts to redact or delete from such copy or such term or provision such terms or provisions or language relating to rates of interest, fees, financial covenants, availability and other terms or provisions of a sensitive nature as may be requested by the Administrative Agent to be so redacted or deleted before the same is so delivered or provided. Without limiting the generality of the foregoing, Holdings and the Borrower agree that they will not, and will not permit any other Loan Party or its Affiliates to, without the prior written consent of the Administrative Agent, issue or publish a press release, tombstone or other similar announcement or publication relating to this Agreement or any other Loan Document or the transactions contemplated hereby unless they or it are required to do so by the order of any court or administrative agency or in accordance with applicable law.



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         SECTION 13.21 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT  PERMITTED BY
APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF HOLDINGS, THE BORROWER, THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

         Section 13.22 Approvals and Consent. Except as may be expressly provided to the contrary in this Agreement or in the other Loan Documents (as applicable), in any instance under this Agreement of the other Loan Documents where the approval, consent or exercise of judgment of the Administrative Agent or any Lender is requested or required, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of the Administrative Agent or such Lender, respectively, and the Administrative Agent and such Lender shall not, for any reason or to any extent, be required to grant such approval or consent or to exercise such judgment in any particular manner, regardless of the reasonableness of the request or the action or judgment of the Administrative Agent or such Lender, and (b) no approval or consent of the Administrative Agent or any Lender shall in any event be effective unless the same shall be in writing and the same shall be effective only in the specific instance and for the specific purpose for which given.

         Section 13.23 Service of Process.. Each of Holdings and the Borrower irrevocably consents to the service of process by the mailing thereof by the Administrative Agent or the Required Lenders by registered or certified mail, postage prepaid, to Holdings or the Borrower, as applicable, at its address listed on the signature pages hereof. Nothing in this Section 13.23 shall affect the right of the Administrative Agent or the Lenders to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against Holdings, the Borrower or any of their respective Property in the court of any jurisdiction.

         Section 13.24 Amendment and Restatement of the Original Credit Agreement. Effective as of the Closing Date, this Agreement shall constitute an amendment and restatement of all, but not an extinguishment, discharge, satisfaction or novation of any, indebtedness, liabilities and/or obligations (including, without limitation, the Original Obligations) of the Loan Parties under the Original Credit Agreement.

         Section 13.25 Assignments of Original Loans. The Lenders hereby agree among themselves (and the Borrower and each of the other Loan Parties hereby consents to such agreement) that, immediately prior to but substantially concurrently with the Closing Date, there shall be deemed to have occurred assignments with respect to the outstanding Original Loans such that, after giving effect to such assignments, the outstanding Loans are as stated in
Section 2.1 and that, as of the Closing Date, each of the Lenders is the holder of such Loans in an amount equal to the product of its



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

Commitment   Percentage   multiplied  by  the  principal  amount  of  the  Loans
outstanding as of the Original Date.


                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                         HOLDINGS:

                         SAVVIS COMMUNICATIONS CORPORATION,
                         a Delaware corporation


                         By:     /s/ David J. Frear
                              --------------------------------------------------
                         Name:   David J. Frear
                         Title:  Executive Vice President,
                                   Chief Financial Officer


                         Address for Notices:

                         12851 Worldgate Drive
                         Herndon, Virginia 20170
                         Attention:     Chief Financial Officer
                         Telephone:     (703) 234-8000
                         Telecopy:      (703) 234-8309

                         with a copy (which shall not constitute notice) to:

                         717 Office Parkway
                         St. Louis, Missouri 63141
                         Attention:     General Counsel
                         Telephone:     (314) 468-7500
                         Telecopy:      (314) 468-7550


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

                         BORROWER:

                         SAVVIS COMMUNICATIONS CORPORATION,
                         a Missouri corporation


                         By:     /s/ David J. Frear
                              --------------------------------------------------
                         Name:   David J. Frear
                         Title:  Executive Vice President,
                                   Chief Financial Officer


                         Address for Notices:

                         12851 Worldgate Drive
                         Herndon, Virginia 20170
                         Attention:     Chief Financial Officer
                         Telephone:     (703) 234-8000
                         Telecopy:      (703) 234-8309

                         with a copy (which shall not constitute notice) to:

                         717 Office Parkway
                         St. Louis, Missouri 63141
                         Attention:     General Counsel
                         Telephone:     (314) 468-7500
                         Telecopy:      (314) 468-7550


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

                         ADMINISTRATIVE AGENT:


                         NORTEL NETWORKS INC.,
                         as Administrative Agent

                         By:      /s/ Mitchell L. Stone
                                  ---------------------------
                         Name:    Mitchell L. Stone
                         Title:   Director, Customer Finance


                         Address for Notices:

                         Nortel Networks Inc.
                         Mail Stop 991 15 A40
                         2221 Lakeside Blvd.
                         Richardson, Texas 75082-4399
                         Attention:     Mitchell L. Stone
                                        Director, Customer Finance
                         Telephone:     972-684-0395
                         Telecopy:      972-684-3679

                         and

                         Nortel Networks Inc.
                         Mail Stop 468/05/B40
                         2100 Lakeside Blvd.
                         Richardson, Texas 75082-4399
                         Attention:     Kimberly Poe
                                        Director, Loan Administration
                         Telephone:     972-684-7687
                         Telecopy:      972-685-3613



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                         LENDERS:

Commitment: $235,000,000 NORTEL NETWORKS INC.

                         By:      /s/ Mitchell L. Stone
                                  -----------------------------------
                         Name:    Mitchell L. Stone
                         Title:   Director, Customer Finance Americas


                         Address for Notices:

                         Nortel Networks Inc.
                         Mail Stop 991 15 A40
                         2221 Lakeside Blvd.
                         Richardson, Texas 75082-4399
                         Attention:     Mitchell L. Stone
                                        Director, Customer Finance Americas
                         Telephone:     972-684-0395
                         Telecopy:      972-684-3679

                         and

                         Nortel Networks Inc.
                         Mail Stop 468/05/B40
                         2100 Lakeside Blvd.
                         Richardson, Texas 75082-4399
                         Attention:     Kimberly Poe
                                        Director, Loan Administration
                         Telephone:     972-684-7687
                         Telecopy:      972-685-3613


                         Lending Office for Base Rate Loans:

                         Nortel Networks Inc.
                         2221 Lakeside Blvd.
                         Richardson, Texas 75082


                         Lending Office for Eurodollar Loans:

                         Nortel Networks Inc.
                         2221 Lakeside Blvd.
                         Richardson, Texas 75082


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